Leadership Series


Fund Prospectus
February 28, 2008


Nationwide Mid Cap Growth Leaders Fund
Nationwide Leaders Fund
Nationwide Small Cap Leaders Fund
Nationwide U.S. Growth Leaders Fund
Nationwide Worldwide Leaders Fund


As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these Funds' shares or determined whether this prospectus is complete or accurate. To state otherwise is a crime.


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www.nationwidefunds.com
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                                           [NATIONWIDE(R) LOGO]  NATIONWIDE
                                                                 FUNDS(SM)

                                                                 ON YOUR SIDE(R)

Leadership Series

These specialty Funds are concentrated stock portfolios focusing in major world markets and featuring the managers' BEST IDEAS.

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
FUND AND CLASS                                                           TICKER
--------------------------------------------------------------------------------
Nationwide Mid Cap Growth Leaders Fund Class A                            NMGAX
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Nationwide Mid Cap Growth Leaders Fund Class B                            NMGBX
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Nationwide Mid Cap Growth Leaders Fund Class C                            GMGCX
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Nationwide Mid Cap Growth Leaders Fund Class D                            NMCGX
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Nationwide Mid Cap Growth Leaders Fund Class R                            GMGRX
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Nationwide Mid Cap Growth Leaders Fund Institutional Class                GMGIX
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Nationwide Mid Cap Growth Leaders Fund Institutional Service Class          n/a
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Nationwide Leaders Fund Class A                                           GULAX
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Nationwide Leaders Fund Class B                                           GULBX
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Nationwide Leaders Fund Class C                                           GULCX
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Nationwide Leaders Fund Class R                                           GNLRX
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Nationwide Leaders Fund Institutional Class                               GNLIX
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Nationwide Leaders Fund Institutional Service Class                       GULIX
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Nationwide Small Cap Leaders Fund Class A                                 GPLAX
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Nationwide Small Cap Leaders Fund Class B                                 GPLBX
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Nationwide Small Cap Leaders Fund Class C                                 GPLCX
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Nationwide Small Cap Leaders Fund Class R                                 GSLRX
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Nationwide Small Cap Leaders Fund Institutional Class                     GPLIX
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Nationwide Small Cap Leaders Fund Institutional Service Class             GSLSX
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Nationwide U.S. Growth Leaders Fund Class A                               GXXAX
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Nationwide U.S. Growth Leaders Fund Class B                               GXXBX
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Nationwide U.S. Growth Leaders Fund Class C                               GXXCX
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Nationwide U.S. Growth Leaders Fund Class R                               GGLRX
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Nationwide U.S. Growth Leaders Fund Institutional Class                   GGLIX
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Nationwide U.S. Growth Leaders Fund Institutional Service Class           GXXIX
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Nationwide Worldwide Leaders Fund Class A                                 GLLAX
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Nationwide Worldwide Leaders Fund Class B                                 GLLBX
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Nationwide Worldwide Leaders Fund Class C                                 GLLCX
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Nationwide Worldwide Leaders Fund Class R                                 GWLRX
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Nationwide Worldwide Leaders Fund Institutional Class                     GWLIX
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Nationwide Worldwide Leaders Fund Institutional Service Class             GLLSX
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

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TABLE OF CONTENTS

3               KEY TERMS

4               SECTION 1: FUND SUMMARIES
                   AND PERFORMANCE

                Nationwide Mid Cap Growth Leaders Fund
                Nationwide Leaders Fund
                Nationwide Small Cap Leaders Fund
                Nationwide U.S. Growth Leaders Fund
                Nationwide Worldwide Leaders Fund

25              SECTION 2: FUND DETAILS
                Additional Information about Investments,
                   Investment Techniques and Risks

27              SECTION 3: FUND MANAGEMENT
                Investment Adviser
                Subadvisers
                Management Fees
                Portfolio Management
                Multi-Manager Structure

32              SECTION 4: INVESTING WITH
                   NATIONWIDE FUNDS
                Choosing a Share Class
                Sales Charges and Fees
                Revenue Sharing
                Contacting Nationwide Funds
                Buying Shares
                Fair Value Pricing
                Customer Identification Information
                Exchanging Shares
                Automatic Withdrawal Program
                Selling Shares
                Excessive or Short-Term Trading
                Exchange and Redemption Fees

44              SECTION 5: DISTRIBUTIONS AND TAXES
                Income and Capital Gains Distributions
                Selling and Exchanging Shares
                Other Tax Jurisdictions
                Tax Status for Retirement Plans and
                   Other Tax-Deferred Accounts
                Backup Withholding

46              SECTION 6: FINANCIAL HIGHLIGHTS

                                                           LEADERSHIP SERIES | 1

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LEADERSHIP Series

INTRODUCTION TO THE LEADERSHIP SERIES

This prospectus provides information about five funds (the "Funds"), the shares of which are offered by Nationwide Mutual Funds (the "Trust"):

NATIONWIDE MID CAP GROWTH LEADERS FUND
NATIONWIDE LEADERS FUND
NATIONWIDE SMALL CAP LEADERS FUND
NATIONWIDE U.S. GROWTH LEADERS FUND
NATIONWIDE WORLDWIDE LEADERS FUND

These Funds are primarily intended:

o to help investors grow their capital through investments in leading U.S. or foreign companies.


Because these Funds invest in fewer individual securities than most mutual funds, they are subject to substantially higher risks and greater volatility than other mutual funds. These Funds may not be suitable for all investors. To decide if one or more of these Funds is appropriate for your investment program, you should consider your personal investment objectives and financial circumstances, the length of time until you need your money and the amount of risk you are comfortable taking.


The following section summarizes key information about the Funds, including information regarding their investment objectives, principal strategies, principal risks, performance and fees. AS WITH ANY MUTUAL FUND, THERE CAN BE NO GUARANTEE THAT ANY OF THE FUNDS WILL MEET THEIR RESPECTIVE OBJECTIVES OR THAT THE FUNDS' PERFORMANCE WILL BE POSITIVE FOR ANY PERIOD OF TIME.


Each Fund's investment objective can be changed without shareholder approval upon 60 days written notice to shareholders.


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A NOTE ABOUT SHARE CLASSES

Each Fund offers six different share classes--Class A, Class B, Class C, Class R, Institutional Service Class and Institutional Class. Nationwide Mid Cap Growth Leaders Fund also offers Class D shares, but does not currently offer Institutional Service Class shares.

An investment in any share class of a Fund represents an investment in the same assets of the Fund. However, the fees, sales charges and expenses for each share class are different. The different share classes simply let you choose the cost structure that is right for you. The fees and expenses for each of the Funds are set forth in the Fund Summaries.


Each Fund employs a "multi-manager" structure, which means that Nationwide Fund Advisors ("NFA" or the "Adviser"), as the Funds' investment adviser, may hire, replace or terminate one or more unaffiliated subadvisers for a Fund without shareholder approval. NFA believes that this structure gives it increased flexibility to manage the Funds in your best interests and to operate the Funds more efficiently. See Section 3, Fund Management: Multi-Manager Structure for more information.

On November 9, 2007, the Board of Trustees (the "Board") of the Trust unanimously approved an Agreement and Plan of Reorganization (the "Plan") between the Trust, on behalf of the Funds, and the Aberdeen Funds, a Delaware statutory trust, whereby each Fund would be reorganized into a newly-created Aberdeen Fund with a similar investment objective and policies. It is anticipated by the Board that Aberdeen Asset Management Inc. ("Aberdeen") would serve as investment adviser to each such new Aberdeen Fund, and that Gartmore Global Partners, NorthPointe Capital, LLC, and Security Global Investors, the current subadvisers to the Nationwide Worldwide Leaders Fund, the growth sleeve of the Nationwide Small Cap Leaders Fund, and Nationwide Mid Cap Growth Leaders Fund, respectively, would continue to serve as subadvisers to the corresponding new Aberdeen Funds. Currently, Aberdeen serves as subadviser to the Nationwide Leaders Fund, Nationwide U.S. Growth Leaders Fund and the value sleeve of the Nationwide Small Cap Leaders Fund. Accordingly, it is also anticipated that each Fund's portfolio managers would remain the same. The Board of Trustees of the Aberdeen Funds approved the Plan and the appointment of Aberdeen as investment adviser to each corresponding Aberdeen Fund at its meeting on December 12, 2007.

Implementation of the Plan is subject to shareholder approval.


2 | LEADERSHIP SERIES

KEY TERMS

In an effort to help you better understand the many concepts involved in making an investment decision, we have defined the following terms:

COMMON STOCK - securities representing shares of ownership of a corporation.

CONVERTIBLE SECURITIES - debt securities or preferred stocks that may be converted into common stock. While a convertible security is a fixed-income security that typically pays interest or dividend income, its market value also tends to correspond to market changes in the value of the underlying common stock.

DERIVATIVE - a contract whose value is based on the performance of an underlying financial asset, index or economic measure.

EQUITY SECURITIES - securities including common stock, preferred stock, securities convertible into common stock or securities (or other investments) with prices linked to the value of common stocks, foreign investment funds or trusts and depositary receipts, that represent an ownership interest in the issuer.


GROWTH STYLE - a style of investing in equity securities of companies that the Fund's subadviser believes have above-average rates of earnings growth and which therefore may experience above-average increases in stock price.

LARGE-CAP COMPANIES - companies that have market capitalizations similar to those of companies included in the Standard & Poor's 500(R) Index, ranging from $708 million to $511.90 billion as of December 31, 2007.


MARKET CAPITALIZATION - a common way of measuring the size of a company based on the price of its common stock times the number of outstanding shares.


MID-CAP COMPANIES - companies that have market capitalizations similar to those of companies included in the Russell Midcap(R) Index, ranging from $479 million to $42.1 billion as of December 31, 2007.

SMALL-CAP COMPANIES - companies that have market capitalizations similar to those of companies included in the Russell 2000(R) Index, ranging from $27 million to $8.4 billion as of December 31, 2007.


TOTAL RETURN - investment return that reflects both capital appreciation or depreciation (increase or decrease in the market value of a security) and income (i.e., interest or dividends).


VALUE STYLE - a style of investing in equity securities that a Fund's subadviser believes are undervalued, which means that their prices are less than the subadviser believes they are intrinsically worth, based on such factors as price-to-book ratio, price-to-earnings ratio and cash flow. Companies issuing such securities may be currently out of favor, undervalued due to market declines, or experiencing poor operating conditions that a Fund's subadviser believes to be temporary.


                                                           LEADERSHIP SERIES | 3

SECTION 1 NATIONWIDE MID CAP GROWTH LEADERS FUND SUMMA0RY AND PERFORMANCE

OBJECTIVE

The Fund seeks long-term capital appreciation.


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A MID CAP GROWTH LEADER is a company that the Fund's subadviser believes is best capable of taking advantage of its positioning within its business sector, with high earnings growth potential and a minimum market capitalization of approximately $1 billion. Typically, these companies exhibit greater-than-average growth prospects, given the prevailing economic climate.

--------------------------------------------------------------------------------


PRINCIPAL STRATEGIES


Under normal circumstances, the Fund invests at least 80% of the value of its net assets in EQUITY SECURITIES issued by MID-CAP COMPANIES that the Fund's subadviser believes are, or have the potential to be, Mid Cap Growth Leaders. The Fund's subadviser tries to choose such investments that will increase in value over the long term. Under normal circumstances, the Fund holds between 25 and 40 such securities.

The subadviser uses both a "top-down" and a "bottom-up" approach to select securities for the Fund. The "top-down" aspect of the approach considers such overall factors as the general health of the economy, interest rates, inflation, Federal Reserve policy and the vitality of particular industry sectors. This enables the portfolio manager to focus on the most attractive business sectors and to identify the most attractive prospective investments from the large universe of mid-cap stocks.

The subadviser then conducts a "bottom-up" analysis of potential investments, which means an in-depth evaluation of each particular company whose equity securities may be considered for inclusion in the Fund. The subadviser seeks individual companies with attractive earnings potential and sustainable growth characteristics that may not be fully recognized by the market. The subadviser evaluates each company's stock price over the course of 12 months, paying particular attention to minimum rates of capital appreciation, before a stock will be added to the Fund.

From time-to-time, the Fund may invest in companies experiencing "special situations", such as acquisitions, consolidations, mergers, reorganizations or other unusual developments, if the subadviser believes equity securities issued by those companies will increase in value.

The Fund's subadviser usually will sell a security if:


o     the security hits an established price target;


o     the circumstances of the company's industry sector appear to have changed;


o     the company's fundamentals have weakened or

o     more favorable opportunities have been identified.


NFA has selected Security Global Investors as subadviser to manage the Fund's portfolio on a day-to-day basis.


PRINCIPAL RISKS

The Fund cannot guarantee that it will achieve its investment objective.

As with any fund, the value of the Fund's investments--and therefore, the value of Fund shares--may fluctuate. These changes may occur because of:

STOCK MARKET RISK - the Fund could lose value if the individual stocks in which it invests or overall stock markets in which such stocks trade go down.

SELECTION RISK - the portfolio manager may select securities that underperform the stock market, the Russell Midcap(R) Growth Index, or other funds with similar investment objectives and strategies.

MID-CAP RISK - in general, stocks of mid-cap companies may be more volatile and less liquid than larger company stocks.

SPECIAL SITUATION COMPANIES RISK - Special situation companies are companies that may be involved in acquisitions, consolidations, mergers, reorganizations, or other unusual developments that can affect a company's market value. If the anticipated benefits of the developments do not ultimately materialize, the value of a special situation company may decline.

GROWTH STYLE RISK - over time, a growth investing style may go in and out of favor, causing the Fund to sometimes underperform other equity funds that use different investing styles.


FOCUSED INVESTMENT RISK - investing in a select group of securities could subject the Fund to greater risk of loss and could be considerably more volatile than a broad-based market index or other mutual funds that are diversified across a greater number of securities and industries.


PORTFOLIO TURNOVER - the Fund may engage in active and frequent trading of portfolio securities. A higher portfolio turnover rate increases transaction costs and as a result may adversely impact the Fund's performance and may:

o     increase share price volatility and

o     result in additional tax consequences for Fund shareholders.


If the value of the Fund's investments goes down, you may lose money.


4 | LEADERSHIP SERIES

PERFORMANCE

The bar chart and table below can help you evaluate both the Fund's potential risks and its potential rewards. The bar chart shows how the Fund's annual total returns have varied from year to year. These returns have not been adjusted to show the effect of taxes and do not reflect the impact of sales charges. If taxes and the applicable sales charges were included, the annual total returns would be lower than those shown. The table compares the Fund's average annual total returns to the returns of a broad-based securities index. Both the bar chart and table assume that all dividends and distributions are reinvested in the Fund. Remember, however, that past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future.

ANNUAL TOTAL RETURNS - CLASS D SHARES
(YEARS ENDED DECEMBER 31)

                                   [BAR CHART]

  1998    1999    2000    2001     2002     2003    2004    2005   2006    2007
--------------------------------------------------------------------------------
 16.00%  10.10%  10.20%  -39.70%  -29.40%  36.40%  13.75%  15.47%  6.87%  15.91%


BEST QUARTER: 23.56% - 1ST QTR. OF 2000
WORST QUARTER: -36.86% - 1ST QTR. OF 2001

After-tax returns are shown in the table for Class D shares only and will vary for other classes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates in effect and do not reflect state and local taxes. Your actual after-tax return depends on your personal tax situation and may differ from what is shown here. After-tax returns are not relevant to investors in tax-deferred arrangements, such as individual retirement accounts, 401(k) plans or certain other employer-sponsored retirement plans.

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS(1)
AS OF DECEMBER 31, 2007

                                                    1 YEAR   5 YEARS   10 YEARS
--------------------------------------------------------------------------------
Class A Shares - Before Taxes(2)                      8.87%    15.53%      1.96%
--------------------------------------------------------------------------------
Class B Shares - Before Taxes(2)                      9.68%    15.89%      1.68%
--------------------------------------------------------------------------------
Class C Shares - Before Taxes(2,3)                   13.67%    16.12%      2.06%
--------------------------------------------------------------------------------
Class D Shares - Before Taxes                        10.66%    16.23%      2.39%
--------------------------------------------------------------------------------
Class D Shares - After Taxes
on Distributions                                     10.66%    16.23%      1.72%
--------------------------------------------------------------------------------
Class D Shares - After Taxes on
Distributions and Sales of Shares                     6.93%    14.32%      1.82%
--------------------------------------------------------------------------------
Class R Shares - Before Taxes(2)                     15.20%    16.79%      2.65%
--------------------------------------------------------------------------------
Institutional Service Class Shares -
Before Taxes(2)                                      15.91%    17.29%      2.87%
--------------------------------------------------------------------------------
Institutional Class Shares -
Before Taxes(2)                                      15.86%    17.27%      2.85%
--------------------------------------------------------------------------------
Russell Midcap Growth(R) Index(4)                    11.43%    17.90%      7.59%
--------------------------------------------------------------------------------


(1) Total returns include the impact of any sales charges and assume redemption of shares at the end of each period.

(2) Returns through May 11, 1998 include the performance of the Fund's predecessor Fund. These returns were achieved prior to the creation of the Class A and Class B shares (May 11, 1998). Returns between May 11, 1998 and the first offering of Class C shares (March 1, 2001), Class R shares (December 30, 2003), Institutional Service Class shares (which have not yet commenced operations), and Institutional Class shares (September 28,
      2004) are based on previous performance of Class D shares. Excluding the effect of certain fee waivers or reimbursements, the prior performance is similar to what these classes would have produced during those periods because all classes invest in the same portfolio of securities. Performance for these classes has been restated to reflect differences in sales charges, but not differing fees. If these fees were reflected, performance for Class C and Class R shares would have been lower.

(3) A front-end sales charge that formerly applied to Class C shares was eliminated on April 1, 2004. Returns before that date have not been adjusted to eliminate the effect of the sales charge.


(4) The Russell Midcap Growth(R) Index is an unmanaged index of mid-capitalization growth stocks of U.S. companies; measures the performance of the stocks of those Russell Midcap(R) Index companies with higher price-to-book ratios and higher forecasted growth values, and gives a broad look at how the stock prices of medium-sized U.S. companies have performed. The Index does not pay sales charges, fees or expenses. If sales charges, fees and expenses were deducted, the actual returns of the Index would be lower. Individuals cannot invest directly in an index.


                                                           LEADERSHIP SERIES | 5

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FEES AND EXPENSES

This table describes the fees and expenses you may pay when buying and holding shares of the Fund depending on the share class you select.


------------------------------------------------------------------------------------------------------------------------------------
SHAREHOLDER FEES (PAID DIRECTLY               CLASS A   CLASS B   CLASS C   CLASS D   CLASS R  INSTITUTIONAL SERVICE  INSTITUTIONAL
FROM YOUR INVESTMENT)(1)                      SHARES    SHARES    SHARES    SHARES    SHARES   CLASS SHARES           CLASS SHARES
------------------------------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) imposed
upon purchases (as a percentage of
offering price)                               5.75%(2)  None      None      4.50%(2)  None     None                   None
------------------------------------------------------------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load)
imposed upon redemptions (as a
percentage of offering or sale price,
whichever is less)                            None(3)   5.00%(4)  1.00%(5)  None      None     None                   None
------------------------------------------------------------------------------------------------------------------------------------
Redemption/Exchange Fee
(as a percentage of amount
redeemed or exchanged)(6)                     2.00%     2.00%     2.00%     2.00%     2.00%    2.00%                  2.00%
------------------------------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED
FROM FUND ASSETS)
------------------------------------------------------------------------------------------------------------------------------------
Management Fees (paid to have the
Fund's investments professionally
managed)                                      0.80%     0.80%     0.80%     0.80%     0.80%    0.80%                  0.80%
------------------------------------------------------------------------------------------------------------------------------------
Distribution and/or Service (12b-1) Fees
(paid from Fund assets to cover the cost of
sales, promotions and other distribution
activities, as well as certain shareholder
servicing costs)                              0.25%     1.00%     1.00%     None      0.50%    None                   None
------------------------------------------------------------------------------------------------------------------------------------
Other Expenses(7)                             0.46%     0.40%     0.40%     0.40%     0.60%    0.40%                  0.40%
------------------------------------------------------------------------------------------------------------------------------------
TOTAL ANNUAL FUND OPERATING
EXPENSES(8)                                   1.51%     2.20%     2.20%     1.20%     1.90%    1.20%                  1.20%
------------------------------------------------------------------------------------------------------------------------------------


(1) If you buy and sell shares through a broker or other financial intermediary, the intermediary may charge a separate transaction fee.

(2) The sales charge on purchases of Class A and Class D shares is reduced or eliminated for purchases of $50,000 or more. For more information, see
      Section 4, Investing with Nationwide Funds: Choosing a Share Class--Reduction and Waiver of Class A and Class D Sales Charges.

(3) A contingent deferred sales charge (CDSC) of up to 1% will apply to redemptions of Class A shares if purchased without sales charges and for which a finders fee was paid. See Section 4, Investing with Nationwide
      Funds: Purchasing Class A Shares without a Sales Charge.

(4) A CDSC beginning at 5% and declining to 1% is charged if you sell Class B shares within six years after purchase. Class B shares convert to Class A shares after you have held them for seven years. See Section 4, Investing with Nationwide Funds: Choosing a Share Class--Class B Shares.

(5) A CDSC of 1% is charged if you sell Class C shares within the first year after purchase. See Section 4, Investing with Nationwide Funds: Choosing a Share Class--Class C Shares.


(6) A redemption/exchange fee of 2% applies to shares redeemed or exchanged within 90 calendar days after the date they were purchased. This fee is intended to discourage frequent trading of Fund shares that can negatively affect the Fund's performance. The fee does not apply to shares purchased through reinvested dividends or capital gains or shares held in certain omnibus accounts or retirement plans that cannot implement the fee. See
      Section 4, Investing with Nationwide Funds: Selling Shares--Exchange and Redemption Fees.

(7) "Other Expenses" include administrative services fees which are permitted to be up to 0.25% with respect to Class A, Class D, Class R and Institutional Service Class shares. For the year ended October 31, 2007, administrative services fees for Class A, Class D, Class R and Institutional Service Class shares were 0.06%, 0%, 0.20% and 0%, respectively. Administrative services fees for Institutional Service Class shares are estimated to be 0.00% for the current fiscal year. The full 0.25% in administrative services fees is not reflected in "Other Expenses" at this time because the Fund does not currently sell its shares to intermediaries that charge the full amount permitted.

(8) The Trust and the Adviser have entered into a written contract limiting operating expenses to 1.20% at least through May 1, 2009 for all share classes. This limit excludes certain Fund expenses, including any taxes, interest, brokerage fees, Rule 12b-1 fees, short-sale dividend expenses, administrative services fees, other expenses which are capitalized in accordance with generally accepted accounting principles and expenses incurred by the Fund in connection with any merger or reorganization and may exclude other non-routine expenses not incurred in the ordinary course of the Fund's business. The Trust is authorized to reimburse the Adviser for management fees previously waived and/or for expenses previously paid by the Adviser, provided, however that any reimbursements must be paid at a date not more than three years after the fiscal year in which the Adviser waived the fees or reimbursed the expenses and the reimbursements do not ause the Fund to exceed the expense limitation in the agreement. If the maximum amount of administrative services fees were charged, the "Total Annual Fund Operating Expenses" could increase to 1.70% for Class A shares, 1.45% for Class D shares, 1.95% for Class R shares and 1.45% for Institutional Service Class shares before the Adviser would be required to further limit the Fund's expenses. Currently, all share classes are operating at or below the expense limits.


6 | LEADERSHIP SERIES

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EXAMPLE


This Example is intended to help you to compare the cost of investing in the Fund with the cost of investing in other mutual funds.


The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. It assumes a 5% return each year, no change in expenses and the application of any expense limitations for one year only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                          1 YEAR   3 YEARS   5 YEARS   10 YEARS
--------------------------------------------------------------------------------
Class A shares*                             $720    $1,025    $1,351     $2,273
--------------------------------------------------------------------------------
Class B shares                               723       988     1,380      2,278
--------------------------------------------------------------------------------
Class C shares                               323       688     1,180      2,534
--------------------------------------------------------------------------------
Class D shares                               567       814     1,080      1,839
--------------------------------------------------------------------------------
Class R shares                               193       597     1,026      2,222
--------------------------------------------------------------------------------
Institutional Service Class shares           122       381       660      1,455
--------------------------------------------------------------------------------
Institutional Class shares                   122       381       660      1,455
--------------------------------------------------------------------------------


*     Assumes a CDSC does not apply.

You would pay the following expenses on the same investment if you did not sell your shares**:


                                          1 YEAR   3 YEARS   5 YEARS   10 YEARS
--------------------------------------------------------------------------------
Class B shares                              $223      $688    $1,180     $2,278
--------------------------------------------------------------------------------
Class C shares                               223       688     1,180      2,534
--------------------------------------------------------------------------------


** Expenses paid on the same investment in Class A (unless your purchase is subject to a CDSC for a purchase of $1,000,000 or more), Class D, Class R, Institutional Service Class and Institutional Class shares do not change, whether or not you sell your shares.


The Fund does not apply sales charges on reinvested dividends and other distributions. If these sales charges (loads) were included, your costs would be higher.
--------------------------------------------------------------------------------


                                                           LEADERSHIP SERIES | 7

SECTION 1 NATIONWIDE LEADERS FUND SUMMARY AND PERFORMANCE

OBJECTIVE

The Fund seeks a high total return from a concentrated portfolio of U.S. securities.


--------------------------------------------------------------------------------
A U.S. LEADER is a U.S. company that the Fund's subadviser believes has a strong franchise capable of taking advantage of its position in the marketplace. Because these companies have reputations for quality management and superior products and services, the Fund's subadviser expects them to become dominant in their industries. A U.S. company is defined as having been organized under the laws of the United States, having a principal place of business in the United States or if its stock trades primarily in the United States.
--------------------------------------------------------------------------------


Under normal circumstances, the Fund invests at least 80% of the value of its net assets in EQUITY SECURITIES issued by U.S. Leaders, primarily in COMMON STOCKS and CONVERTIBLE SECURITIES. The portfolio manager seeks companies which generally meet one of the following characteristics:

o     above-average revenue growth;


o     above-average earnings growth;

o     consistent earnings growth or

o     attractive valuation.


The Fund is nondiversified, which means that it may invest a significant portion of the Fund's assets in the securities of a single or small number of companies. The Fund typically focuses its investments in a core group of 20 to 35 common stocks of LARGE-CAP and MID-CAP COMPANIES.

In seeking TOTAL RETURN, the portfolio manager seeks returns from both capital gains (i.e., an increase in the value of the stocks the Fund holds) as well as income generated by dividends paid by stock issuers. Over time, stock markets in general may produce proportionately higher capital gains relative to dividends, or vice versa, at different periods. While many of the stocks the Fund invests in pay dividends, the portfolio manager anticipates that capital gains may constitute a somewhat higher proportion of returns than dividends under current market conditions. However, stock markets could change, either suddenly or gradually, so that over time a higher proportion of the Fund's returns would be derived from dividends.

The Fund usually sells portfolio securities if:

o     the outlook of a company's earnings growth becomes less attractive;


o     more favorable opportunities are identified or

o     a company's stock price has increased significantly.

NFA has selected Aberdeen Asset Management Inc. as subadviser to manage the Fund's portfolio on a day-to-day basis.


PRINCIPAL RISKS

The Fund cannot guarantee that it will achieve its investment objective.

As with any fund, the value of the Fund's investments--and therefore, the value of Fund shares--may fluctuate. These changes may occur because of:

STOCK MARKET RISK - the Fund could lose value if the individual stocks in which it invests or overall stock markets in which such stocks trade go down.

SELECTION RISK - the portfolio manager may select securities that underperform the stock market, the Standard & Poor's 500(R) Index ("S&P 500 Index"), or other funds with similar investment objectives and strategies.

NONDIVERSIFIED FUND RISK - because the Fund may hold larger positions in fewer securities than other funds, a single security's increase or decrease in value may have a greater impact on the Fund's value and total return.

PORTFOLIO TURNOVER - the Fund may engage in active and frequent trading of portfolio securities. A higher portfolio turnover rate increases transaction costs and as a result may adversely impact the Fund's performance and may:

o     increase share price volatility and

o     result in additional tax consequences for Fund shareholders.


If the value of the Fund's investments goes down, you may lose money.


8 | LEADERSHIP SERIES

PERFORMANCE

The bar chart and table below can help you evaluate both the Fund's potential risks and its potential rewards. The bar chart shows how the Fund's annual total returns have varied from year to year. These returns have not been adjusted to show the effect of taxes and do not reflect the impact of sales charges. If taxes and the applicable sales charges were included, the annual total returns would be lower than those shown. The table compares the Fund's average annual total returns to the returns of a broad-based securities index. Both the bar chart and table assume that all dividends and distributions are reinvested in the Fund. Remember, however, that past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future.

ANNUAL TOTAL RETURNS - CLASS A SHARES
(YEARS ENDED DECEMBER 31)

                                   [BAR CHART]

2002     2003     2004    2005     2006     2007
----------------------------------------------------
-5.60%   24.60%   18.32%   9.81%   15.32%   10.52%


BEST QUARTER: 14.10% - 2ND QTR. OF 2003
WORST QUARTER: -16.30% - 3RD QTR. OF 2002


After-tax returns are shown in the table for Class A shares only and will vary for other classes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates in effect and do not reflect state and local taxes. Your actual after-tax return depends on your personal tax situation and may differ from what is shown here. After-tax returns are not relevant to investors in tax-deferred arrangements, such as individual retirement accounts, 401(k) plans or certain other employer-sponsored retirement plans.


--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS(1)
AS OF DECEMBER 31, 2007

                                                              SINCE INCEPTION
                                           1 YEAR   5 YEARS   (DEC. 28, 2001)
--------------------------------------------------------------------------------
ClassA shares - Before Taxes                4.15%    14.22%            10.59%
--------------------------------------------------------------------------------
Class A shares - After Taxes on
Distributions                               0.27%    11.59%             8.43%
--------------------------------------------------------------------------------
Class A shares - After Taxes on
Distributions and Sales of Shares           2.94%    10.96%             8.03%
--------------------------------------------------------------------------------
Class B shares - Before Taxes               4.94%    14.53%            10.90%
--------------------------------------------------------------------------------
Class C shares - Before Taxes(2)            8.76%    14.75%            10.89%
--------------------------------------------------------------------------------
Class R shares - Before Taxes(3)           10.23%    15.23%            11.27%
--------------------------------------------------------------------------------
Institutional Service Class shares -
Before Taxes                               10.80%    15.72%            11.84%
--------------------------------------------------------------------------------
Institutional Class shares -
Before Taxes(4)                            10.92%    15.83%            11.93%
--------------------------------------------------------------------------------
S&P 500(R) Index(5)                         5.49%    12.83%             6.07%(6)
--------------------------------------------------------------------------------


(1) Total returns include the impact of any sales charges and assume redemption of shares at the end of each period.

(2) A front-end sales charge that formerly applied to Class C shares was eliminated on April 1, 2004. Returns before that date have not been adjusted to eliminate the effect of the sales charge.


(3) Returns before the first offering of Class R shares (October 1, 2003) are based on the previous performance of Class B shares. Excluding the effect of any fee waivers or reimbursements, this performance is substantially similar to what Class R shares would have produced because both classes invest in the same portfolio of securities. Returns for Class R shares have been adjusted to eliminate sales charges that do not apply to that class, but have not been adjusted to reflect its lower expenses.

(4) Returns before the first offering of Institutional Class shares (June 29, 2004) are based on the previous performance of Institutional Service Class shares. This performance is substantially similar to what the Institutional Class shares would have produced because both classes invest in the same portfolio of securities. Returns for the Institutional Class have not been adjusted to reflect its lower expenses.

(5) The S&P 500(R) Index is an unmanaged, market capitalization-weighted index of 500 widely held stocks of large-cap U.S. companies. The Index does not pay sales charges, fees or expenses. If sales charges, fees and expenses were deducted, the actual returns of the Index would be lower. Individuals cannot invest directly in an index.

(6) The index reports returns on a monthly basis as of the last day of the month. Therefore, performance information shown for the index is since December 31, 2001.


                                                           LEADERSHIP SERIES | 9

--------------------------------------------------------------------------------
FEES AND EXPENSES

This table describes the fees and expenses you may pay when buying and holding shares of the Fund depending on the share class you select.


------------------------------------------------------------------------------------------------------------------------------------
SHAREHOLDER FEES (PAID DIRECTLY                   CLASS A     CLASS B     CLASS C     CLASS R  INSTITUTIONAL SERVICE  INSTITUTIONAL
FROM YOUR INVESTMENT)(1)                           SHARES      SHARES      SHARES      SHARES           CLASS SHARES   CLASS SHARES
------------------------------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) imposed
upon purchases (as a percentage of
offering price)                                      5.75%(2)    None        None        None                   None           None
------------------------------------------------------------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load)
imposed upon redemptions (as a
percentage of offering or sale price,
whichever is less)                                   None(3)     5.00%(4)    1.00%(5)    None                   None           None
------------------------------------------------------------------------------------------------------------------------------------
Redemption/Exchange Fee
(as a percentage of amount
redeemed or exchanged)(6)                            2.00%       2.00%       2.00%       2.00%                  2.00%          2.00%
------------------------------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING
EXPENSES (EXPENSES THAT ARE
DEDUCTED FROM FUND ASSETS)
------------------------------------------------------------------------------------------------------------------------------------
Management Fees (paid to have the Fund's
investments professionally managed)(7)               0.80%       0.80%       0.80%       0.80%                  0.80%          0.80%
------------------------------------------------------------------------------------------------------------------------------------
Distribution and/or Service (12b-1) Fees
(paid from Fund assets to cover the cost
of sales, promotions and other distribution
activities, as well as certain shareholder
servicing costs)                                     0.25%       1.00%       1.00%       0.50%                  None           None
------------------------------------------------------------------------------------------------------------------------------------
Other Expenses(8)                                    0.64%       0.57%       0.57%       0.77%                  0.61%          0.57%
------------------------------------------------------------------------------------------------------------------------------------
TOTAL ANNUAL FUND
OPERATING EXPENSES                                   1.69%       2.37%       2.37%       2.07%                  1.41%          1.37%
------------------------------------------------------------------------------------------------------------------------------------
Amount of Fee Waiver/Expense
Reimbursement(9)                                     0.17%       0.17%       0.17%       0.17%                  0.17%          0.17%
------------------------------------------------------------------------------------------------------------------------------------
TOTAL ANNUAL FUND
OPERATING EXPENSES (AFTER
WAIVERS/REIMBURSEMENTS)                              1.52%       2.20%       2.20%       1.90%                  1.24%          1.20%
------------------------------------------------------------------------------------------------------------------------------------


(1) If you buy and sell shares through a broker or other financial intermediary, the intermediary may charge a separate transaction fee.

(2) The sales charge on purchases of Class A shares is reduced or eliminated for purchases of $ 50,000 or more. For more information, see Section 4, Investing with Nationwide Funds: Choosing a Share Class--Reduction and Waiver of Class A and Class D Sales Charges.

(3) A contingent deferred sales charge (CDSC) of up to 1% will apply to redemptions of Class A shares if purchased without sales charges and for which a finders fee was paid. See Section 4, Investing with Nationwide
      Funds: Choosing a Share Class--Purchasing Class A Shares without a Sales Charge.

(4) A CDSC beginning at 5% and declining to 1% is charged if you sell Class B shares within six years after purchase. Class B shares convert to Class A shares after you have held them for seven years. See Section 4, Investing with Nationwide Funds: Choosing a Share Class--Class B Shares.

(5) A CDSC of 1% is charged if you sell Class C shares within the first year after purchase. See Section 4, Investing with Nationwide Funds: Choosing a Share Class--Class C Shares.

(6) A redemption/exchange fee of 2% applies to shares redeemed or exchanged within 30 calendar days after the date they were purchased. This fee is intended to discourage frequent trading of Fund shares that can negatively affect the Fund's performance. The fee does not apply to shares purchased through reinvested dividends or capital gains or shares held in certain omnibus accounts or retirement plans that cannot implement the fee. See
      Section 4, Investing with Nationwide Funds: Selling Shares--Exchange and Redemption Fees.


(7) The management fee may be adjusted (1) by breakpoints to the base management fee depending on the assets in the Fund, and (2) upward or downward by up to 0.10% depending on the Fund's performance relative to its benchmark, the S&P 500 Index. Therefore, the management fee stated in the table above reflects, to the extent applicable, adjustments based on the Fund's assets and the Fund's performance relative to its benchmark as of October 31, 2007. Depending on the performance of the Fund, the management fee at the Fund's current asset level could range from 0.70% at its lowest to 0.90% at its highest. For more information, including a chart that shows the range of the minimum to maximum performance-based fees at all breakpoint levels, see Section 3, Fund Management: Management Fees.

(8) "Other Expenses" include administrative services fees which are permitted to be up to 0.25% with respect to Class A, Class R and Institutional Service Class shares. For the year ended October 31, 2007, administrative services fees for Class A, Class R and Institutional Service Class shares were 0.07%, 0.20%, and 0.04%, respectively. The full 0.25% in administrative services fees is not reflected in "Other Expenses" at this time because the Fund does not currently sell its shares to intermediaries that charge the full amount permitted.

(9) The Trust and the Adviser have entered into a written contract limiting operating expenses to 1.20% at least through May 1, 2009 for all share classes. This limit excludes certain Fund expenses, including any taxes, interest, brokerage fees, Rule 12b-1 fees, short-sale dividend expenses, administrative services fees, other expenses which are capitalized in accordance with generally accepted accounting principles and expenses incurred by the Fund in connection with any merger or reorganization and may exclude other non-routine expenses not incurred in the ordinary course of the Fund's business. The Trust is authorized to reimburse the Adviser for management fees previously waived and/or for expenses previously paid by the Adviser, provided, however that any reimbursements must be paid at a date not more than three years after the fiscal year in which the Adviser waived the fees or reimbursed the expenses and the reimbursements do not cause the Fund to exceed the expense limitation in the agreement. If the maximum amount of administrative services fees were charged, the "Total Annual Fund Operating Expenses (After Waivers/Reimbursements)" could increase to 1.70% for Class A shares, 1.95% for Class R shares and 1.45% for Institutional Service Class shares before the Adviser would be required to further limit the Fund's expenses.


10 | LEADERSHIP SERIES

--------------------------------------------------------------------------------
EXAMPLE


This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.


The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. It assumes a 5% return each year, no change in expenses and the application of any expense limitations for one year only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                          1 YEAR   3 YEARS   5 YEARS   10 YEARS
--------------------------------------------------------------------------------
Class A shares*                             $721    $1,061    $1,425     $2,445
--------------------------------------------------------------------------------
Class B shares                               723     1,023     1,450      2,445
--------------------------------------------------------------------------------
Class C shares                               323       723     1,250      2,693
--------------------------------------------------------------------------------
Class R shares                               193       632     1,098      2,387
--------------------------------------------------------------------------------
Institutional Service Class shares           126       430       755      1,676
--------------------------------------------------------------------------------
Institutional Class shares                   122       417       734      1,632
--------------------------------------------------------------------------------


*     Assumes a CDSC does not apply.

You would pay the following expenses on the same investment if you did not sell your shares**:


                                          1 YEAR   3 YEARS   5 YEARS   10 YEARS
--------------------------------------------------------------------------------
Class B shares                              $223      $723    $1,250     $2,445
--------------------------------------------------------------------------------
Class C shares                               223       723     1,250      2,693
--------------------------------------------------------------------------------


** Expenses paid on the same investment in Class A (unless your purchase is subject to a CDSC for a purchase of $ 1,000,000 or more), Class R, Institutional Service Class and Institutional Class shares do not change, whether or not you sell your shares.

The Fund does not apply sales charges on reinvested dividends and other distributions. If these sales charges (loads) were included, your costs would be higher.
--------------------------------------------------------------------------------

                                                          LEADERSHIP SERIES | 11

SECTION 1 NATIONWIDE SMALL CAP LEADERS FUND SUMMARY AND PERFORMANCE

OBJECTIVE

The Fund seeks long-term capital appreciation.


--------------------------------------------------------------------------------
A SMALL CAP LEADER is a company that the Fund's subadviser believes is within a top business sector and is capable of taking advantage of its positioning within that business sector.
--------------------------------------------------------------------------------


PRINCIPAL STRATEGIES

Under normal circumstances, the Fund typically invests at least 80% of the value of its net assets in EQUITY SECURITIES of issuers considered to be SMALL-CAP COMPANIES as of the time of investment and that are considered to be or to have the potential to be Small Cap Leaders.


The Fund consists of two sleeves, or portions, managed by different subadvisers. NFA is the Fund's investment adviser and selects the Fund's subadvisers and monitors their performance on an ongoing basis. NFA has selected NorthPointe Capital, LLC ("NorthPointe) to manage the growth portion and Aberdeen Asset Management Inc. ("Aberdeen") to manage the value portion of the Fund. The Fund's assets are typically allocated in equal portions to each manager, although at times more of the Fund's assets may be allocated to either growth or value, depending on market conditions.


NorthPointe employs a GROWTH STYLE by investing in securities of undiscovered, emerging growth small-cap companies in an attempt to provide investors with potentially higher returns than funds that invest primarily in larger, more established companies. NorthPointe focuses on securities that exhibit some or all of the following characteristics:

o     above-average earnings growth;

o     attractive valuation;

o     development of new products,technologies or markets;

o     high-quality balance sheet and

o     a strong management team.

NorthPointe considers selling a particular security due to:

o any change in company fundamentals from the time of the original investment;

o the company's MARKET CAPITALIZATION reaching twice the Fund's buying range;

o deterioration of the stock's valuation such that other attractive stocks are available more cheaply;

o     management's actions that are not in shareholders'best interests or


o     weakening financial stability.

Aberdeen employs a VALUE STYLE of investing and looks at factors such as earnings momentum and relative value, management action and price trends when selecting securities. Aberdeen focuses on securities that exhibit some or all of the following characteristics:


o attractive valuation and near-term strength of business (E.G., based on estimate revisions and earnings surprises);

o     long-term growth prospects of the company and its industry;

o     level of duress a company is experiencing;


o price-to-earnings ratio and price-to-free cash flow ratio that, in Aberdeen's opinion, reflect the best standards of value and


o     quality of earnings.


Aberdeen considers selling a security when:


o a company's market capitalization exceeds the benchmark capitalization range;

o     long-term growth prospects deteriorate;

o     more compelling investment values are identified;

o near-term reported or pre-announced earnings are disappointing and recurring or


o the stock attains full valuation relative to stocks of similar companies or reaches Aberdeen's price target.

The Fund may invest without limit in initial public offerings ("IPOs") of small-cap companies, although such IPOs may not be available for investment by the Fund and the impact on performance of any such IPO would be uncertain.


12 | LEADERSHIP SERIES

PRINCIPAL RISKS

The Fund cannot guarantee that it will achieve its investment objective.

As with any fund, the value of the Fund's investments--and therefore, the value of Fund shares--may fluctuate. These changes may occur because of:

STOCK MARKET RISK - the Fund could lose value if the individual stocks in which it invests or overall stock markets in which such stocks trade go down.

SELECTION RISK - the portfolio managers may select securities that underperform the stock market, the Russell 2000(R) Index, or other funds with similar investment objectives and strategies.


SMALL CAP RISK - in general, stocks of small-cap companies trade in lower volumes and are subject to greater or more unpredictable price changes than securities of larger companies or the market overall. Small-cap companies may have limited product lines or markets, be less financially secure than larger companies, or depend on a small number of key personnel. If adverse developments occur, such as due to management changes or product failure, the Fund's investment in a small-cap company may lose substantial value. Investing in small-cap companies requires a longer term investment view and may not be appropriate for all investors.

GROWTH STYLE RISK - over time, a growth investing style may go in and out of favor, causing the Fund to sometimes underperform other equity funds with similar investment objectives and strategies.

VALUE STYLE RISK - over time, a value investing style may go in and out of favor, causing the Fund to sometimes underperform other equity funds that use different investing styles. Value stocks can react differently to issuer, political, market and economic developments than the market overall and other types of stocks. In addition, the Fund's value approach carries the risk that the market will not recognize a security's intrinsic value for a long time or that a stock judged to be undervalued may actually be appropriately priced.


INITIAL PUBLIC OFFERING RISK - IPOs may be limited and the Fund may not be able to buy any shares at the offering price, or may not be able to buy as many shares at the offering price as it would like. Further, IPO prices often are subject to greater and more unpredictable price changes than more established stocks.

PORTFOLIO TURNOVER - the Fund may engage in active and frequent trading of portfolio securities. A higher portfolio turnover rate increases transaction costs and as a result may adversely impact the Fund's performance and may:

o     increase share price volatility and

o     result in additional tax consequences for Fund shareholders.


If the value of the Fund's investments goes down, you may lose money.


                                                          LEADERSHIP SERIES | 13

PERFORMANCE

The bar chart and table below can help you evaluate both the Fund's potential risks and its potential rewards. The bar chart shows how the Fund's annual total returns have varied from year to year. These returns have not been adjusted to show the effect of taxes and do not reflect the impact of sales charges. If taxes and the applicable sales charges were included, the annual total returns would be lower than those shown. The table compares the Fund's average annual total returns to the returns of a broad-based securities index. Both the bar chart and table assume that all dividends and distributions are reinvested in the Fund. Remember, however, that past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future.

ANNUAL TOTAL RETURNS - CLASS A SHARES
(YEARS ENDED DECEMBER 31)

                                   [BAR CHART]

             2005                     2006                     2007
        -----------------------------------------------------------------
             7.64%                   28.13%                   -6.49%


BEST QUARTER: 20.15% - 1ST QTR. OF 2006
WORST QUARTER: -8.99% - 4TH QTR. OF 2007


After-tax returns are shown in the table for Class A shares only and will vary for other classes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect state and local taxes. Your actual after-tax return depends on your personal tax situation and may differ from what is shown here. After-tax returns are not relevant to investors in tax-deferred arrangements, such as individual retirement accounts, 401(k) plans or certain other employer-sponsored retirement plans.


--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS(1)
AS OF DECEMBER 31, 2007
                                                             Since Inception
                                                    1 Year   (Dec. 29, 2004)
--------------------------------------------------------------------------------
Class A shares - Before Taxes                       -11.90%             6.53%
--------------------------------------------------------------------------------
Class A shares - After Taxes on Distributions       -16.23%             3.65%
--------------------------------------------------------------------------------
Class A shares - After Taxes on Distributions and
Sales of Shares                                      -6.97%             4.16%
--------------------------------------------------------------------------------
Class B shares - Before Taxes                       -11.09%             7.01%
--------------------------------------------------------------------------------
Class C shares - Before Taxes                        -7.97%             7.89%
--------------------------------------------------------------------------------
Class R shares - Before Taxes                        -6.90%             8.28%
--------------------------------------------------------------------------------
Institutional Service Class shares - Before Taxes    -6.44%             8.79%
--------------------------------------------------------------------------------
Institutional Class shares - Before Taxes            -6.33%             8.92%
--------------------------------------------------------------------------------
Russell 2000(R) Index(2)                             -1.57%             6.80%(3)
--------------------------------------------------------------------------------


(1) Total returns include the impact of any sales charges and assume redemption of shares at the end of each period.


(2) The Russell 2000(R) Index is an unmanaged index that measures the performance of small capitalization U.S. stocks. The Index does not pay sales charges, fees or expenses. If sales charges, fees and expenses were deducted, the actual returns of the Index would be lower. Individuals cannot invest directly in an index.

(3) The index reports returns on a monthly basis as of the last day of the month. Therefore, performance information shown for the index is since December 31, 2004.


14 | LEADERSHIP SERIES

--------------------------------------------------------------------------------
FEES AND EXPENSES

This table describes the fees and expenses you may pay when buying and holding shares of the Fund depending on the share class you select.


-------------------------------------------------------------------------------------------------------------------------------
SHAREHOLDER FEES (PAID DIRECTLY      CLASS A       CLASS B       CLASS C       CLASS R   INSTITUTIONAL SERVICE   INSTITUTIONAL
FROM YOUR INVESTMENT)(1)              SHARES        SHARES        SHARES        SHARES            CLASS SHARES    CLASS SHARES
-------------------------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load)
imposed upon purchases (as a
percentage of offering price)           5.75%(2)      None          None          None                    None            None
-------------------------------------------------------------------------------------------------------------------------------
Maximum Deferred Sales Charge
(Load) imposed upon redemptions
(as a percentage of offering or
sale price, whichever is less)          None(3)       5.00%(4)      1.00%(5)      None                    None            None
-------------------------------------------------------------------------------------------------------------------------------
Redemption/Exchange Fee
(as a percentage of amount
redeemed or exchanged)(6)               2.00%         2.00%         2.00%         2.00%                   2.00%           2.00%
-------------------------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING
EXPENSES (EXPENSES THAT ARE
DEDUCTED FROM FUND ASSETS)
-------------------------------------------------------------------------------------------------------------------------------
Management Fees (paid to have the
Fund's investments professionally
managed)(7)                             0.95%         0.95%         0.95%         0.95%                   0.95%           0.95%
-------------------------------------------------------------------------------------------------------------------------------
Distribution and/or Service
(12b-1) Fees (paid from Fund
assets to cover the cost of sales,
promotions and other distribution
activities, as well as certain
shareholder servicing costs)            0.25%         1.00%         1.00%         0.50%                   None            None
-------------------------------------------------------------------------------------------------------------------------------
Other Expenses(7)                       0.38%         0.37%         0.37%         0.57%                   0.52%           0.37%
-------------------------------------------------------------------------------------------------------------------------------
TOTAL ANNUAL FUND
OPERATING EXPENSES(8)                   1.58%         2.32%         2.32%         2.02%                   1.47%           1.32%
-------------------------------------------------------------------------------------------------------------------------------


(1) If you buy and sell shares through a broker or other financial intermediary, the intermediary may charge a separate transaction fee.

(2) The sales charge on purchases of Class A shares is reduced or eliminated for purchases of $50,000 or more. For more information, see Section 4, Investing with Nationwide Funds: Choosing a Share Class--Reduction and Waiver of Class A and Class D Sales Charges.

(3) A contingent deferred sales charge (CDSC) of up to 1% will apply to redemptions of Class A shares if purchased without sales charges and for which a finders fee was paid. See Section 4, Investing with Nationwide
      Funds: Purchasing Class A Shares without a Sales Charge.

(4) A CDSC beginning at 5% and declining to 1% is charged if you sell Class B shares within six years after purchase. Class B shares convert to Class A shares after you have held them for seven years. See Section 4, Investing with Nationwide Funds: Choosing a Share Class--Class B Shares.

(5) A CDSC of 1% is charged if you sell Class C shares within the first year after purchase. See Section 4, Investing with Nationwide Funds: Choosing a Share Class--Class C Shares.


(6) A redemption/exchange fee of 2% applies to shares redeemed or exchanged within 90 calendar days after the date they were purchased. This fee is intended to discourage frequent trading of Fund shares that can negatively affect the Fund's performance. The fee does not apply to shares purchased through reinvested dividends or capital gains, or shares held in certain omnibus accounts or retirement plans that cannot implement the fee. See
      Section 4, Investing with Nationwide Funds: Selling Shares--Exchange and Redemption Fees.

(7) "Other Expenses" include administrative services fees which are permitted to be up to 0.25% with respect to Class A, Class R and Institutional Service Class shares. For the year ended October 31, 2007, administrative services fees for Class A, Class R and Institutional Service Class shares were 0.01%, 0.20%, and 0.15%, respectively. The full 0.25% in administrative services fees is not reflected in "Other Expenses" at this time because the Fund does not currently sell its shares to intermediaries that charge the full amount permitted.

(8) The Trust and the Adviser have entered into a written contract limiting operating expenses to 1.35% at least through May 1, 2009 for all share classes. This limit excludes certain Fund expenses, including any taxes, interest, brokerage fees, Rule 12b-1 fees, short-sale dividend expenses, administrative services fees, other expenses which are capitalized in accordance with generally accepted accounting principles and expenses incurred by the Fund in connection with any merger or reorganization and may exclude other non-routine expenses not incurred in the ordinary course of the Fund's business. The Trust is authorized to reimburse the Adviser for management fees previously waived and/or for expenses previously paid by the Adviser, provided, however that any reimbursements must be paid at a date not more than three years after the fiscal year in which the Adviser waived the fees or reimbursed the expenses and the reimbursements do not cause the Fund to exceed the expense limitation in the agreement. If the maximum amount of administrative services fees were charged, the "Total Annual Fund Operating Expenses" could increase to 1.82% for Class A shares, 2.07% for Class R shares and 1.57% for Institutional Service Class shares before the Adviser would be required to further limit the Fund's expenses.

                                                          LEADERSHIP SERIES | 15

--------------------------------------------------------------------------------
EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.


The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. It assumes a 5% return each year, no change in expenses and the application of any expense limitations for one year only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                          1 YEAR   3 YEARS   5 YEARS   10 YEARS
--------------------------------------------------------------------------------
Class A shares*                             $726    $1,045    $1,386     $2,345
--------------------------------------------------------------------------------
Class B shares                               735     1,024     1,440      2,384
--------------------------------------------------------------------------------
Class C shares                               335       724     1,240      2,656
--------------------------------------------------------------------------------
Class R shares                               205       634     1,088      2,348
--------------------------------------------------------------------------------
Institutional Service Class shares           150       465       803      1,757
--------------------------------------------------------------------------------
Institutional Class shares                   134       418       723      1,590
--------------------------------------------------------------------------------


* Assumes a CDSC does not apply.

You would pay the following expenses on the same investment if you did not sell your shares**:


                                          1 YEAR   3 YEARS   5 YEARS   10 YEARS
--------------------------------------------------------------------------------
Class B shares                              $235      $724    $1,240     $2,384
--------------------------------------------------------------------------------
Class C shares                               235       724     1,240      2,656
--------------------------------------------------------------------------------


** Expenses paid on the same investment in Class A (unless your purchase is subject to a CDSC for a purchase of $1,000,000 or more), Class R, Institutional Service Class and Institutional Class shares do not change, whether or not you sell your shares.


The Fund does not apply sales charges on reinvested dividends and other distributions. If these sales charges (loads) were included, your costs would be higher.
--------------------------------------------------------------------------------


16 | LEADERSHIP SERIES

SECTION 1 NATIONWIDE U.S. GROWTH LEADERS FUND SUMMARY AND PERFORMANCE

OBJECTIVE

The Fund seeks long-term growth.

--------------------------------------------------------------------------------


A U.S. GROWTH LEADER is a U.S. company that the Fund's sub-adviser believes has a strong and improving franchise capable of taking advantage of growth opportunities. Because these companies have high growth potential and reputations for quality management and superior products and services, the Fund's subadviser expects them to become dominant in their industries. A U.S. company is defined as having been organized under the laws of the United States, having a principal place of business in the United States, or if its stock trades primarily in the United States.


--------------------------------------------------------------------------------

PRINCIPAL STRATEGIES

Under normal circumstances, the Fund invests at least 80% of the value of its net assets in EQUITY SECURITIES issued by U.S. Growth Leaders. The Fund typically focuses its investments in a core group of 25 to 35 COMMON STOCKS of companies of any size whose earnings are expected to grow faster than those of other companies in the market. The Fund may hold a limited number of additional common stocks at times when the portfolio managers are accumulating new positions, selling existing positions, or responding to exceptional market conditions.

The Fund is nondiversified, which means that it may invest a significant portion of the Fund's assets in the securities of a single or small number of companies. The Fund will invest 25% or more of its net assets in a group of companies in software and related technology industries.

The Fund usually sells portfolio securities if:

o     it appears unlikely that earnings expectations will be met;

o     the price of the security is or becomes overvalued;

o     the outlook of a company's earnings growth becomes less attractive and/or


o     more favorable opportunities are identified.

NFA has selected Aberdeen Asset Management Inc. as subadviser to manage the Fund's portfolio on a day-to-day basis.


PRINCIPAL RISKS

The Fund cannot guarantee that it will achieve its investment objective.

As with any fund, the value of the Fund's investments--and therefore, the value of Fund shares--may fluctuate. These changes may occur because of:

STOCK MARKET RISK - the Fund could lose value if the individual stocks in which it invests or overall stock markets in which such stocks trade go down.

SELECTION RISK - the portfolio managers may select securities that underperform the stock market, the Standard & Poor's 500(R) Index (S&P 500 Index), or other funds with similar investment objectives and strategies.

GROWTH STYLE RISK - over time, a growth investing style may go in and out of favor, causing the Fund to sometimes underperform other equity funds that use different investing styles.

NONDIVERSIFIED FUND RISK - because the Fund may hold larger positions in fewer securities than other funds, a single security's increase or decrease in value may have a greater impact on the Fund's value and total return.

CONCENTRATION RISK - investing 25% or more of the Fund's net assets in a select group of companies in software and related technology industries could subject the Fund to greater risk of loss and could be considerably more volatile than a broad-based market index or other mutual funds that are diversified across a greater number of securities and industries.

PORTFOLIO TURNOVER - the Fund may engage in active and frequent trading of portfolio securities. A higher portfolio turnover rate increases transaction costs and as a result may adversely impact the Fund's performance and may:

o     increase share price volatility and

o     result in additional tax consequences for Fund shareholders.


If the value of the Fund's investments goes down, you may lose money.


                                                          LEADERSHIP SERIES | 17

PERFORMANCE

The bar chart and table below can help you evaluate both the Fund's potential risks and its potential rewards. The bar chart shows how the Fund's annual total returns have varied from year to year. These returns have not been adjusted to show the effect of taxes and do not reflect the impact of sales charges. If taxes and the applicable sales charges were included, the annual total returns would be lower than those shown. The table compares the Fund's average annual total returns to the returns of a broad-based securities index. Both the bar chart and table assume that all dividends and distributions are reinvested in the Fund. Remember, however, that past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future.

ANNUAL TOTAL RETURNS - CLASS A SHARES
(YEARS ENDED DECEMBER 31)

                              [BAR CHART]

 2001     2002     2003     2004    2005    2006     2007
-----------------------------------------------------------
 -14.20%  -23.00%  53.90%   12.38%  11.64%  -0.91%   22.09%


BEST QUARTER: 24.50% - 2ND QTR. OF 2003
WORST QUARTER: -15.70% -2ND QTR. OF 2002


After-tax returns are shown in the table for Class A shares only and will vary for other classes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates in effect and do not reflect state and local taxes. Your actual after-tax return depends on your personal tax situation and may differ from what is shown here. After-tax returns are not relevant to investors in tax-deferred arrangements, such as individual retirement accounts, 401(k) plans or certain other employer-sponsored retirement plans.

-------------------------------------------------------------------------------


AVERAGE ANNUAL TOTAL RETURNS(1)
AS OF DECEMBER 31, 2007

                                                             SINCE INCEPTION
                                         1 YEAR    5 YEARS   (JUNE 30, 2000)
--------------------------------------------------------------------------------
Class A shares - Before Taxes             15.08%     17.10%             3.12%
--------------------------------------------------------------------------------
Class A shares - After Taxes
on Distributions                           9.72%     15.55%             1.95%
--------------------------------------------------------------------------------
Class A shares - After Taxes on
Distributions and Sales of Shares         10.31%     14.21%             2.00%
--------------------------------------------------------------------------------
Class B shares - Before Taxes             16.11%     17.43%             3.21%
--------------------------------------------------------------------------------
Class C shares - Before Taxes(2,3)        20.09%     17.65%             3.29%
--------------------------------------------------------------------------------
Class R shares - Before Taxes(3)          21.71%     18.14%             3.50%
--------------------------------------------------------------------------------
Institutional Service Class shares-
Before Taxes                              22.35%     18.62%             4.16%
--------------------------------------------------------------------------------
Institutional Class shares -
Before Taxes(4)                           22.34%     18.73%             4.23%
--------------------------------------------------------------------------------
S&P 500(R) Index(5)                        5.49%     12.83%             1.83%(6)
--------------------------------------------------------------------------------


(1) Total returns include the impact of any sales charges and assume redemption of shares at the end of each period.

(2) A front-end sales charge that formerly applied to Class C shares was eliminated on April 1, 2004. Returns before that date have not been adjusted to eliminate the effect of the sales charge.


(3) Returns before the first offering of Class C shares (March 1, 2001) and Class R shares (October 1, 2003) are based on the previous performance of Class B shares. This performance is substantially similar to what Class C and Class R shares would have produced, because all classes invest in the same portfolio of securities. Class C performance has been adjusted to reflect applicable sales charges. Returns for Class R shares have been adjusted to eliminate sales charges that do not apply to that class, but have not been adjusted to reflect its lower expenses.

(4) Returns before the first offering of Institutional Class shares (June 29, 2004) are based on the previous performance of Institutional Service Class shares. This performance is substantially similar to what the Institutional Class shares would have produced because both classes invest in the same portfolio of securities. Returns for Institutional Class shares have not been adjusted to reflect its lower expenses.

(5) The S&P 500(R) Index is an unmanaged, market capitalization-weighted index of 500 widely held stocks of large-cap U.S. companies. The Index does not pay sales charges, fees or expenses. If sales charges, fees and expenses were deducted, the actual returns of the Index would be lower. Individuals cannot invest directly in an index.

(6) The index reports returns on a monthly basis as of the last day of the month. Therefore, performance information shown for the index is since the month-end closest to the Fund's date of inception.


18 | LEADERSHIP SERIES

--------------------------------------------------------------------------------
FEES AND EXPENSES

This table describes the fees and expenses you may pay when buying and holding shares of the Fund depending on the share class you select.


--------------------------------------------------------------------------------------------------------------------------------
                                                                                                   INSTITUTIONAL
SHAREHOLDER FEES (PAID DIRECTLY                                                                          SERVICE  INSTITUTIONAL
FROM YOUR INVESTMENT)(1)           CLASS A SHARES  CLASS B SHARES  CLASS C SHARES  CLASS R SHARES   CLASS SHARES   CLASS SHARES
--------------------------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load)
imposed upon purchases (as a
percentage of offering price)            5.75%(2)        None            None            None              None           None
--------------------------------------------------------------------------------------------------------------------------------
Maximum Deferred Sales Charge
(Load) imposed upon redemptions
(as a percentage of offering or
sale price, whichever is less)           None(3)         5.00%(4)        1.00%(5)        None              None           None
--------------------------------------------------------------------------------------------------------------------------------
Redemption/Exchange Fee (as a
percentage of amount redeemed or
exchanged)(6)                            2.00%           2.00%           2.00%           2.00%             2.00%          2.00%
--------------------------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING
EXPENSES (EXPENSES THAT ARE
DEDUCTED FROM FUND ASSETS)
--------------------------------------------------------------------------------------------------------------------------------
Management Fees (paid to have
the Fund's investments
professionally managed)(7)               0.90%           0.90%           0.90%           0.90%             0.90%          0.90%
--------------------------------------------------------------------------------------------------------------------------------
Distribution and/or Service
(12b-1) Fees (paid from Fund
assets to cover the cost of
sales, promotions and other
distribution activities, as well
as certain shareholder servicing
costs)                                   0.25%           1.00%           1.00%           0.50%             None           None
--------------------------------------------------------------------------------------------------------------------------------
Other Expenses(8)                        0.35%           0.31%           0.31%           0.51%             0.38%          0.31%
--------------------------------------------------------------------------------------------------------------------------------
TOTAL ANNUAL FUND
OPERATING EXPENSES(9)                    1.50%           2.21%           2.21%           1.91%             1.28%          1.21%
--------------------------------------------------------------------------------------------------------------------------------


(1) If you buy and sell shares through a broker or other financial intermediary, the intermediary may charge a separate transaction fee.

(2) The sales charge on purchases of Class A shares is reduced or eliminated for purchases of $50,000 or more. For more information, see Section 4, Investing with Nationwide Funds: Choosing a Share Class--Reduction and Waiver of Class A and Class D Sales Charges.

(3) A contingent deferred sales charge (CDSC) of up to 1% will apply to redemptions of Class A shares if purchased without sales charges and for which a finders fee was paid. See Section 4, Investing with Nationwide
      Funds: Purchasing Class A Shares without a Sales Charge.

(4) A CDSC beginning at 5% and declining to 1% is charged if you sell Class B shares within six years after purchase. Class B shares convert to Class A shares after you have held them for seven years. See Section 4, Investing with Nationwide Funds: Choosing a Share Class--Class B Shares.

(5) A CDSC of 1% is charged if you sell Class C shares within the first year after purchase. See Section 4, Investing with Nationwide Funds: Choosing a Share Class--Class C Shares.

(6) A redemption/exchange fee of 2% applies to shares redeemed or exchanged within 30 calendar days after the date they were purchased. This fee is intended to discourage frequent trading of Fund shares that can negatively affect the Fund's performance. The fee does not apply to shares purchased through reinvested dividends or capital gains or shares held in certain omnibus accounts or retirement plans that cannot implement the fee. See
      Section 4, Investing with Nationwide Funds: Selling Shares--Exchange and Redemption Fees.


(7) The management fee may be adjusted (1) by breakpoints to the base management fee depending on the assets in the Fund, and (2) upward or downward depending on the Fund's performance relative to its benchmark, the S&P 500 Index. Therefore, the management fee stated in the table above reflects, to the extent applicable, adjustments based on the Fund's assets and the Fund's performance relative to its benchmark as of October 31, 2007. Depending on the performance of the Fund, the management fee at the Fund's current asset level could range from 0.68% at its lowest to 1.12% at its highest. For more information, including a chart that shows the range of the minimum to maximum performance-based fees at all breakpoint levels, see Section 3,Fund Management: Management Fees.

(8) "Other Expenses" include administrative services fees which are permitted to be up to 0.25% with respect to Class A, Class R and Institutional Service Class shares. For the year ended October 31, 2007, administrative services fees for Class A, Class R and Institutional Service Class shares were 0.04%, 0.20%, and 0.07%, respectively. The full 0.25% in administrative services fees is not reflected in "Other Expenses" at this time because the Fund does not currently sell its shares to intermediaries that charge the full amount permitted.

(9) Nationwide Mutual Funds (the "Trust") and Nationwide Fund Advisors (the "Adviser") have entered into a written contract limiting operating expenses to 1.30% at least through May 1, 2009 for all share classes. This limit excludes certain Fund expenses, including any taxes, interest, brokerage fees, Rule 12b-1 fees, short-sale dividend expenses, administrative services fees, other expenses which are capitalized in accordance with generally accepted accounting principles and expenses incurred by the Fund in connection with any merger or reorganization and may exclude other non-routine expenses not incurred in the ordinary course of the Fund's business. The Trust is authorized to reimburse the Adviser for management fees previously waived and/or for expenses previously paid by the Adviser, provided, however that any reimbursements must be paid at a date not more than three years after the fiscal year in which the Adviser waived the fees or reimbursed the expenses and the reimbursements do not cause the Fund to exceed the expense limitation in the agreement. If the maximum amount of administrative services fees were charged, the "Total Annual Fund Operating Expenses (After Waivers/Reimbursements)" could increase to 1.71% for Class A shares, 1.96% for Class R shares and 1.46% for Institutional Service Class shares before the Adviser would be required to further limit the Fund's expenses. Currently, all share classes are operating below the expense limit.


                                                          LEADERSHIP SERIES | 19

--------------------------------------------------------------------------------
EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.


The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. It assumes a 5% return each year, no change in expenses, and the application of any expense limitations for one year only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:



                                          1 YEAR   3 YEARS   5 YEARS   10 YEARS
--------------------------------------------------------------------------------
Class A shares*                             $719    $1,022    $1,346     $2,263
--------------------------------------------------------------------------------
Class B shares                               724       991     1,385      2,281
--------------------------------------------------------------------------------
Class C shares                               324       691     1,185      2,544
--------------------------------------------------------------------------------
Class R shares                               194       600     1,032      2,233
--------------------------------------------------------------------------------
Institutional Service Class shares           130       406       702      1,545
--------------------------------------------------------------------------------
Institutional Class shares                   123       384       665      1,466
--------------------------------------------------------------------------------


*     Assumes a CDSC does not apply.

You would pay the following expenses on the same investment if you did not sell your shares**:


                                          1 YEAR   3 YEARS  5 YEARS    10 YEARS
--------------------------------------------------------------------------------
Class B shares                              $224      $691    $1,185     $2,281
--------------------------------------------------------------------------------
Class C shares                               224       691     1,185      2,544
--------------------------------------------------------------------------------


** Expenses paid on the same investment in Class A (unless your purchase is subject to a CDSC for a purchase of $1,000,000 or more), Class R, Institutional Service Class and Institutional Class shares do not change, whether or not you sell your shares.


The Fund does not apply sales charges on reinvested dividends and other distributions. If these sales charges (loads) were included, your costs would be higher.

--------------------------------------------------------------------------------

20 | LEADERSHIP SERIES

SECTION 1 NATIONWIDE WORLDWIDE LEADERS FUND SUMMARY AND PERFORMANCE

OBJECTIVE

The Fund seeks long-term capital growth.

--------------------------------------------------------------------------------


A WORLDWIDE LEADER is a company located anywhere in the world that the Fund's subadviser believes is well positioned to take advantage of growth opportunities in its industry. Worldwide Leaders include both:


o companies that appear to offer long-term strategic growth opportunities because of their strong competitive advantage within key growth segments and

o companies that appear to offer short-term tactical opportunities based on current circumstances.
--------------------------------------------------------------------------------

PRINCIPAL STRATEGIES


Under normal circumstances, the Fund invests at least 80% of the value of its net assets in EQUITY SECURITIES issued by companies located throughout the world (including the U.S.) that the Fund's subadviser believes are, or have the potential to be, Worldwide Leaders. Some of the companies will be multinational companies operating globally, while others will be located in, and primarily tied economically to one country. Under normal market conditions, the Fund will invest a significant portion of its net assets (at least 40% -- unless market conditions are not deemed favorable by the subadviser, in which case the Fund would invest at least 30%) in companies organized or having their principal place of business outside the United States or doing a substantial amount of business outside the United States. Under normal conditions, the Fund invests in securities from at least three different countries.

The Fund's subadviser evaluates which industries appear to offer the most attractive growth rates and which companies have earnings potential greater than that expected by the stock markets in which their securities are traded. Proprietary research is conducted in order to form an independent perspective that provides a basis for valuing stocks. By comparing its own valuations of individual companies to those of the market, the Fund's subadviser pinpoints companies whose prospects appear different from the consensus.

The Fund also may invest in DERIVATIVES, such as futures and options, either as a substitute for taking a position in an underlying asset, to increase returns or as part of a hedging strategy.

The Fund is nondiversified, which means that a significant portion of the Fund's assets may be invested in the securities of a single or small number of companies. Typically, the Fund holds approximately 30-40 COMMON STOCKS.

NFA has selected Gartmore Global Partners as subadviser to manage the Fund's portfolio on a day-to-day basis.


PRINCIPAL RISKS

The Fund cannot guarantee that it will achieve its investment objective.

As with any fund, the value of the Fund's investments--and therefore, the value of Fund shares--may fluctuate. These changes may occur because of:

STOCK MARKET RISK - the Fund could lose value if the individual stocks in which it invests or overall stock markets in which such stocks trade go down.

SELECTION RISK - the portfolio managers may select securities that underperform the stock market, the Morgan Stanley Capital International (MSCI) World Index(SM), or other funds with similar investment objectives and strategies.

NONDIVERSIFIED FUND RISK - because the Fund may hold larger positions in fewer securities than other funds, a single security's increase or decrease in value may have a greater impact on the Fund's value and total return.


FOREIGN SECURITIES RISK - the risk that foreign securities may be more volatile, harder to price and less liquid than U.S. securities. The prices of foreign securities may be further affected by other factors, such as changes in the exchange rates between the dollar and the currencies in which the securities are traded. These risks may be enhanced in emerging market countries.

DERIVATIVES RISK - the Fund may experience a significant loss or otherwise lose opportunities for gain if it uses certain derivatives (e.g., options, futures, forwards and forward commitments, and swap agreements) when the security prices, interest rates, currency values, or other such measures underlying the derivatives change in unexpected ways. In addition, derivatives may involve additional expenses, which can reduce any benefit or increase any loss to the Fund from using a derivatives strategy. Derivatives also present default risks if the counterparty to a derivatives contract fails to fulfill its obligations to the Fund.

PORTFOLIO TURNOVER - the Fund may engage in active and frequent trading of portfolio securities. A higher portfolio turnover rate increases transaction costs and as a result may adversely impact the Fund's performance and may:


o     increase share price volatility and

o     result in additional tax consequences for Fund shareholders.


If the value of the Fund's investments goes down, you may lose money.


                                                          LEADERSHIP SERIES | 21

PERFORMANCE

The bar chart and table below can help you evaluate both the Fund's potential risks and its potential rewards. The bar chart shows how the Fund's annual total returns have varied from year to year. These returns have not been adjusted to show the effect of taxes and do not reflect the impact of sales charges. If taxes and the applicable sales charges were included, the annual total returns would be lower than those shown. The table compares the Fund's average annual total returns to the returns of a broad-based securities index. Both the bar chart and table assume that all dividends and distributions are reinvested in the Fund. Remember, however, that past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future.

ANNUAL TOTAL RETURNS - CLASS A SHARES
(YEARS ENDED DECEMBER 31)

                                   [BAR CHART]

2001      2002      2003     2004     2005     2006     2007
--------------------------------------------------------------
-22.50%   -18.70%   36.50%   15.00%   18.99%   25.48%   18.81%


BEST QUARTER: 19.71% - 2ND QTR. OF 2003
WORST QUARTER: -18.41% - 3RD QTR. OF 2002

After-tax returns are shown in the table for Class A shares only and will vary for other classes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates in effect and do not reflect state and local taxes. Your actual after-tax return depends on your personal tax situation and may differ from what is shown here. After-tax returns are not relevant to investors in tax-deferred arrangements, such as individual retirement accounts, 401(k) plans or certain other employer-sponsored retirement plans.

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS(1)
AS OF DECEMBER 31, 2007

                                                                 SINCE INCEPTION
                                              1 YEAR   5 YEARS   (AUG. 30, 2000)
--------------------------------------------------------------------------------
Class A shares - Before Taxes                 12.00%    21.30%         4.65%
--------------------------------------------------------------------------------
Class A shares - After Taxes
on Distributions                              12.05%    21.30%         4.65%
--------------------------------------------------------------------------------
Class A shares - After Taxes on
Distributions and Sales of                     7.90%    18.99%         4.05%
Shares
--------------------------------------------------------------------------------
Class B shares - Before Taxes                 12.91%    21.70%         4.76%
--------------------------------------------------------------------------------
Class C shares - Before Taxes(2,3)            16.94%    21.86%         4.83%
--------------------------------------------------------------------------------
Class R shares - Before Taxes(3)              18.51%    22.35%         5.04%
--------------------------------------------------------------------------------
Institutional Service Class
shares - Before Taxes                         19.04%    22.85%         5.68%
--------------------------------------------------------------------------------
Institutional Class shares -
Before Taxes(4)                               19.07%    23.02%         5.78%
--------------------------------------------------------------------------------
MSCI World Index(5)                            9.57%    17.53%         4.95%(6)
--------------------------------------------------------------------------------


(1) Total returns include the impact of any sales charges and assume redemption of shares at the end of each period.

(2) A front-end sales charge that formerly applied to Class C shares was eliminated on April 1, 2004. Returns before that date have not been adjusted to eliminate the effect of the sales charge.


(3) Returns before the first offering of Class C shares (March 1, 2001) and Class R shares (October 1, 2003) are based on the previous performance of Class B shares. This performance is substantially similar to what Class C and Class R shares would have produced, because all classes invest in the same portfolio of securities. Class C performance has been adjusted to reflect applicable sales charges. Returns for Class R shares have been adjusted to eliminate sales charges that do not apply to that class, but have not been adjusted to reflect its lower expenses.

(4) Returns before the first offering of Institutional Class shares (June 29, 2004) are based on the previous performance of Institutional Service Class shares. This performance is substantially similar to what the Institutional Class shares would have produced because both classes invest in the same portfolio of securities. Returns for Institutional Class shares have not been adjusted to reflect its lower expenses.

(5) The MSCI World Index is an unmanaged, free float-adjusted, market capitalization-weighted index that measures the performance of global developed-market equities. The Index does not pay sales charges, fees or expenses. If sales charges, fees and expenses were deducted, the actual returns of the Index would be lower. Individuals cannot invest directly in an index.

(6) The index reports returns on a monthly basis as of the last day of the month. Therefore, performance information shown for the index is since the month-end closest to the Fund's date of inception.


22 | LEADERSHIP SERIES

--------------------------------------------------------------------------------
FEES AND EXPENSES

This table describes the fees and expenses you may pay when buying and holding shares of the Fund depending on the share class you select.


------------------------------------------------------------------------------------------------------------------------------------
                                                                                                        INSTITUTIONAL
SHAREHOLDER FEES (PAID DIRECTLY FROM                                                                    SERVICE CLASS  INSTITUTIONAL
YOUR INVESTMENT)(1)                     CLASS A SHARES  CLASS B SHARES  CLASS C SHARES  CLASS R SHARES  SHARES         CLASS SHARES
------------------------------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) imposed
upon purchases (as a percentage of
offering price)                               5.75%(2)        None            None                None           None          None
------------------------------------------------------------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load)
imposed upon redemptions (as a
percentage of offering or sale price,
whichever is less)                            None(3)         5.00%(4)        1.00%(5)            None           None          None
------------------------------------------------------------------------------------------------------------------------------------
Redemption/Exchange Fee
(as a percentage of amount
redeemed or exchanged)(6)                     2.00%           2.00%           2.00%               2.00%          2.00%         2.00%
------------------------------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING
EXPENSES (EXPENSES THAT ARE
DEDUCTED FROM FUND ASSETS)
------------------------------------------------------------------------------------------------------------------------------------
Management Fees (paid to have the
Fund's investments professionally
managed)(7)                                   0.97%           0.97%           0.97%               0.97%          0.97%         0.97%
------------------------------------------------------------------------------------------------------------------------------------
Distribution and/or Service (12b-1)
Fees (paid from Fund assets to cover
the cost of sales, promotions and
other distribution activities, as
well as certain shareholder
servicing costs)                              0.25%           1.00%           1.00%               0.50%          None           None
------------------------------------------------------------------------------------------------------------------------------------
Other Expenses(8)                             0.36%           0.35%           0.35%               0.55%          0.45%         0.35%
------------------------------------------------------------------------------------------------------------------------------------
TOTAL ANNUAL FUND
OPERATING EXPENSES(9)                         1.58%           2.32%           2.32%               2.02%          1.42%         1.32%
------------------------------------------------------------------------------------------------------------------------------------


(1) If you buy and sell shares through a broker or other financial intermediary, the intermediary may charge a separate transaction fee.

(2) The sales charge on purchases of Class A shares is reduced or eliminated for purchases of $50,000 or more. For more information, see Section 4, Investing with Nationwide Funds: Choosing a Share Class--Reduction and Waiver of Class A and Class D Sales Charges.

(3) A contingent deferred sales charge (CDSC) of up to 1% will apply to redemptions of Class A shares if purchased without sales charges and for which a finders fee was paid. See Section 4, Investing with Nationwide
      Funds: Purchasing Class A Shares without a Sales Charge.

(4) A CDSC beginning at 5% and declining to 1% is charged if you sell Class B shares within six years after purchase. Class B shares convert to Class A shares after you have held them for seven years. See Section 4, Investing with Nationwide Funds: Choosing a Share Class--Class B Shares.

(5) A CDSC of 1% is charged if you sell Class C shares within the first year after purchase. See Section 4, Investing with Nationwide Funds: Choosing a Share Class--Class C Shares.

(6) A redemption/exchange fee of 2% applies to shares redeemed or exchanged within 90 calendar days after the date they were purchased. This fee is intended to discourage frequent trading of Fund shares that can negatively affect the Fund's performance. The fee does not apply to shares purchased through reinvested dividends, or capital gains or shares held in certain omnibus accounts or retirement plans that cannot implement the fee. See
      Section 4, Investing with Nationwide Funds: Selling Shares--Exchange and Redemption Fees.


(7) The management fee may be adjusted (1) by breakpoints to the base management fee depending on the assets in the Fund, and (2) upward or downward by up to 0.10% (+/-) depending on the Fund's performance relative to its benchmark, the MSCI World Index. Therefore, the management fee stated in the table above reflects, to the extent applicable, adjustments based on the Fund's assets and the Fund's performance relative to its benchmark as of October 31, 2007. Depending on the performance of the Fund, the management fee at the Fund's current asset level could range from 0.80% at its lowest to 1.00% at its highest. For more information, including a chart that shows the range of the minimum to maximum performance-based fees at all breakpoint levels, see Section 3, Fund
      Management: Management Fees.

(8) "Other Expenses" include administrative services fees which are permitted to be up to 0.25% with respect to Class A, Class R and Institutional Service Class shares. For the year ended October 31, 2007, administrative services fees for Class A, Class R and Institutional Service Class shares were 0.01%, 0.20%, and 0.10%, respectively. The full 0.25% in administrative services fees for Class A, Class R and Institutional Service Class shares is not reflected in "Other Expenses" at this time because the Fund does not currently sell Class A or Class R shares to intermediaries that charge the full amount permitted.

(9) The Trust and the Adviser have entered into a written contract limiting operating expenses to 1.40% at least through May 1, 2009 for all share classes. This limit excludes certain Fund expenses, including any taxes, interest, brokerage fees, Rule 12b-1 fees, short-sale dividend expenses, administrative services fees, other expenses which are capitalized in accordance with generally accepted accounting principles and expenses incurred by the Fund in connection with any merger or reorganization and may exclude other non-routine expenses not incurred in the ordinary course of the Fund's business. The Trust is authorized to reimburse the Adviser for management fees previously waived and/or for expenses previously paid by the Adviser, provided, however that any reimbursements must be paid at a date not more than three years after the fiscal year in which the Adviser waived the fees or reimbursed the expenses and the reimbursements do not cause the Fund to exceed the expense limitation in the agreement. If the maximum amount of administrative services fees were charged, the "Total Annual Fund Operating Expenses (After Waiver/Reimbursements)" could increase to 1.82% for Class A shares, 2.07% for Class R shares and 1.57% for Institutional Service Class shares before the Adviser would be required to further limit the Fund's expenses. Currently, all share classes are operating below the expense limit.


                                                          LEADERSHIP SERIES | 23

--------------------------------------------------------------------------------
EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.


The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. It assumes a 5% return each year, no change in expenses and the application of any expense limitations for one year only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                          1 YEAR   3 YEARS   5 YEARS   10 YEARS
--------------------------------------------------------------------------------
Class A shares*                             $726    $1,045    $1,386     $2,345
--------------------------------------------------------------------------------
Class B shares                               735     1,024     1,440      2,384
--------------------------------------------------------------------------------
Class C shares                               335       724     1,240      2,656
--------------------------------------------------------------------------------
Class R shares                               205       634     1,088      2,348
--------------------------------------------------------------------------------
Institutional Service Class shares           145       449       776      1,702
--------------------------------------------------------------------------------
Institutional Class shares                   134       418       723      1,590
--------------------------------------------------------------------------------


*     Assumes a CDSC does not apply.

You would pay the following expenses on the same investment if you did not sell your shares**:


                                          1 YEAR   3 YEARS   5 YEARS   10 YEARS
--------------------------------------------------------------------------------
Class B shares                              $235      $724    $1,240     $2,384
--------------------------------------------------------------------------------
Class C shares                               235       724     1,240      2,656
--------------------------------------------------------------------------------


** Expenses paid on the same investment in Class A (unless your purchase is subject to a CDSC for a purchase of $1,000,000 or more), Class R, Institutional Service Class and Institutional Class shares do not change, whether or not you sell your shares.


The Fund does not apply sales charges on reinvested dividends and other distributions. If these sales charges (loads) were included, your costs would be higher.

--------------------------------------------------------------------------------

24 | LEADERSHIP SERIES

SECTION 2 FUND DETAILS

ADDITIONAL INFORMATION ABOUT INVESTMENTS, INVESTMENT TECHNIQUES AND RISKS

STOCK MARKET RISK - Each of the Funds could lose value if the individual stocks in which it has invested and/or the overall stock markets on which the stocks trade decline in price. Stocks and stock markets may experience short-term volatility (price fluctuation) as well as extended periods of price decline or little growth. Individual stocks are affected by many factors, including:

o     corporate earnings;

o     production;

o     management;

o     sales and

o market trends, including investor demand for a particular type of stock, such as growth or value stocks, small or large stocks, or stocks within a particular industry.

Stock markets are affected by numerous factors, including interest rates, the outlook for corporate profits, the health of the national and world economies, national and world social and political events, and the fluctuation of other stock markets around the world.


FOREIGN SECURITIES RISK - Foreign securities in which a Fund may invest may be more volatile, harder to price and less liquid than U.S. securities. Foreign investments involve some of the following risks as well:


o     political and economic instability;

o     the impact of currency exchange rate fluctuations;

o     reduced information about issuers;

o     higher transaction costs;

o     less stringent regulatory and accounting standards and

o     delayed settlement.


Additional risks include the possibility that a foreign jurisdiction might impose or increase withholding taxes on income payable with respect to foreign securities; the possible seizure, nationalization or expropriation of the issuer or foreign deposits (in which a Fund could lose its entire investment in a certain market); and the possible adoption of foreign governmental restrictions such as exchange controls. To the extent a Fund invests in countries with emerging markets, the foreign securities risks are magnified since these countries often have unstable governments, more volatile currencies and less established markets.


DEPOSITARY RECEIPTS - Certain Funds may invest in securities of foreign issuers in the form of depositary receipts, such as American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs") and Global Depositary Receipts ("GDRs"), which typically are issued by local financial institutions and evidence ownership of the underlying securities.

Depositary receipts are generally subject to the same risks as the foreign securities that they evidence or into which they may be converted. Depositary receipts may or may not be jointly sponsored by the underlying issuer. The issuers of unsponsored depositary receipts are not obligated to disclose information that is, in the United States, considered material. Therefore, there may be less information available regarding these issuers and there may not be a correlation between such information and the market value of the depositary receipts. Certain depositary receipts are not listed on an exchange and therefore may be considered to be illiquid securities.

PREFERRED STOCK - a class of stock that often pays dividends at a specified rate and has preference over common stock in dividend payments and liquidation of assets. Preferred stock may be convertible into common stock.

CONVERTIBLE SECURITIES - are generally debt securities or preferred stocks that may be converted into common stock. Convertibles typically pay current income as either interest (debt security convertibles) or dividends (preferred stocks). A convertible's value usually reflects both the stream of current income payments and the value of the underlying common stock. The market value of a convertible performs like that of a regular debt security, that is, if market interest rates rise, the value of a convertible usually falls. Since it is convertible into common stock, the convertible also has the same types of market and issuer risk as the underlying common stock.


WARRANTS - securities that give the holder the right to buy common stock at a specified price for a specified period of time. Warrants are considered speculative and have no value if they are not exercised before their expiration date.


                                                          LEADERSHIP SERIES | 25

DERIVATIVES - a derivative is a contract with its value based on the performance of an underlying financial asset, index or other measure. For example, an option is a derivative because its value changes in relation to the performance of an underlying stock. The value of an option on a futures contract varies with the value of the underlying futures contract, which in turn varies with the value of the underlying commodity or security. Derivatives present the risk of disproportionately increased losses and/or reduced opportunities for gains when the financial asset or measure to which the derivative is linked changes in unexpected ways. Some risks of investing in derivatives include:

o the other party to the derivatives contract may fail to fulfill its obligations;

o their use may reduce liquidity and make the Fund harder to value, especially in declining markets;

o the Fund may suffer disproportionately heavy losses relative to the amount invested and

o changes in the value of derivatives may not match or fully offset changes in the value of the hedged portfolio securities, thereby failing to achieve the original purpose for using the derivatives.

SECURITIES LENDING - Each of the Funds may lend securities, which involves the risk that the borrower may fail to return the securities in a timely manner or at all. Consequently, a Fund may lose money and there could be a delay in recovering the loaned securities. A Fund could also lose money if it does not recover the loaned securities and/or the value of the collateral falls, including the value of investments made with cash collateral. Under certain circumstances, these events could trigger adverse tax consequences to a Fund.

TEMPORARY INVESTMENTS - Each of the Funds generally will be fully invested in accordance with its objective and strategies. However, pending investment of cash balances, or if the Fund's management believes that business, economic, political or financial conditions warrant, a Fund may invest without limit in cash or money market cash equivalents, including:

o     short-term U.S.government securities;

o certificates of deposit, bankers'acceptances, and interest- bearing savings deposits of commercial banks;

o     prime quality commercial paper;

o repurchase agreements covering any of the securities in which the Fund may invest directly and

o shares of other investment companies that invest in securities in which the Fund may invest, to the extent permitted by applicable law.

The use of temporary investments prevents a Fund from fully pursuing its investment objective, and the Fund may miss potential market upswings.

The Statement of Additional Information ("SAI") contains more information on the Funds' principal investments and strategies and can be requested using the address and telephone numbers on the back of this prospectus.


Each Fund posts onto the Trust's internet site (www.nationwidefunds.com) substantially all of its securities holdings as of the end of each month. Such portfolio holdings are available no earlier than 15 calendar days after the end of the previous month, and remain available on the internet site until the Fund files its next quarterly portfolio holdings report on Form N-CSR or Form N-Q with the Securities and Exchange Commission. A description of the Funds' policies and procedures regarding the release of portfolio holdings information is available in the Funds' SAI.


26 | LEADERSHIP SERIES

SECTION 3 FUND MANAGEMENT

INVESTMENT ADVISER


Nationwide Fund Advisors ("NFA" or the "Adviser"), 1200 River Road, Suite 1000, Conshohocken, Pennsylvania 19428, manages the investment of the Funds' assets and supervises the daily business affairs of the Funds. Subject to the supervision of the Trust's Board of Trustees, NFA also determines the allocation of Fund assets among one or more subadvisers and evaluates and monitors the performance of the subadvisers. NFA was organized in 1999 as an investment adviser for mutual funds. NFA is a wholly-owned subsidiary of Nationwide Financial Services, Inc.


SUBADVISERS


Subject to the supervision of NFA and the Board of Trustees, a subadviser will manage all or a portion of a Fund's assets in accordance with the Fund's investment objective and strategies. With regard to the portion of a Fund's assets allocated to it, each subadviser makes investment decisions for the Fund and, in connection with such investment decisions, places purchase and sell orders for securities.

GARTMORE GLOBAL PARTNERS ("GGP") is subadviser to the Nationwide Worldwide Leaders Fund. GGP is located at 8 Fenchurch Place, London, England, United Kingdom. GGP is owned by a special purpose investment entity whose interests are owned by Hellman & Friedman LLC, a private equity firm, together with members of GGP's management and executive teams and a number of employees.

NORTHPOINTE CAPITAL, LLC ("NORTHPOINTE") is subadviser to the growth sleeve of the Nationwide Small Cap Leaders Fund. NorthPointe is located at 101 West Big Beaver Road, Suite 745, Troy, Michigan 48084. NorthPointe was organized in 1999 as a domestic equity money management firm dedicated to serving the investment needs of institutions, high-net worth individuals and mutual funds.

SECURITY GLOBAL INVESTORS ("SGI") is subadviser to the Nationwide Mid Cap Growth Leaders Fund. SGI is located at Security One Benefit Place, Topeka, Kansas, 66636. SGI, originally formed in 1961, provides investment advisory services to registered investment companies, private investment funds and institutional accounts.

ABERDEEN ASSET MANAGEMENT INC. ("ABERDEEN") is subadviser to the Nationwide Leaders Fund, Nationwide U.S. Growth Leaders Fund, and the value sleeve of the Nationwide Small Cap Leaders Fund. Aberdeen is located at 1735 Market Street, 37th Floor, Philadelphia, PA 19103. Aberdeen is the U.S. arm of a global investment management group based in the United Kingdom, Aberdeen Asset Management PLC.

A discussion of the basis for the Board of Trustees' approval of the investment advisory and subadvisory agreements for the Funds will be available in the Funds' semi-annual report to shareholders, which will cover the period ending April 30, 2008.


MANAGEMENT FEES


Each Fund pays the Adviser a base management fee based on each Fund's average daily net assets. The Adviser pays each subadviser from the management fee it receives.


PERFORMANCE-BASED FEES: NATIONWIDE LEADERS FUND AND NATIONWIDE WORLDWIDE LEADERS FUND


Each of the Nationwide Leaders Fund and the Nationwide Worldwide Leaders
Fund pays a performance-based fee to the Adviser. This performance-based fee can vary depending on the Fund's performance relative to its respective benchmark. This fee is intended to either reward or penalize the Adviser and subadviser for outperforming or underperforming, respectively, each such Fund's benchmark. The Funds' benchmarks for determining these performance-based fees are:

--------------------------------------------------------------------
Nationwide Leaders Fund                           S&P 500(R) Index
--------------------------------------------------------------------
Nationwide Worldwide Leaders Fund                  MSCI World Index
--------------------------------------------------------------------


The calculation of this fee is done in two separate steps. First, the Fund pays a base fee (to be paid at the end of each quarter), as adjusted for any applicable breakpoints ("Base Fee Breakpoints") as described in the chart shown below under the heading "Base Fee Breakpoints and Performance Adjustments". The base fee rate results in an annual fee, calculated and accrued daily. The fee rate is applied to the Fund's average net assets over that quarter. Second, a performance adjustment percentage is applied to the Fund's average net assets over the 12-month rolling performance period. The performance adjustment amount is then added to (or subtracted from, as applicable) the base fee to arrive at the Fund's total advisory fee for the most recently completed quarterly sub-period and that total fee is paid at the end of that most recently completed quarter.

                                                          LEADERSHIP SERIES | 27

The performance fee calculation applies to all of a Fund's share classes equally, based on the performance of the Class A shares, during the performance period. The table below shows the performance adjustment rate applicable to each Fund's base fee (as such base fee may be adjusted by Base Fee Breakpoints.) NFA pays/(charges) the entire performance component of the fee to each Fund's subadvisers.


------------------------------------------------------------------
   OUT OR UNDERPERFORMANCE                      CHANGE IN FEES
   +/- 1 percentage point                         +/- 0.02%
   +/- 2 percentage points                        +/- 0.04%
   +/- 3 percentage points                        +/- 0.06%
   +/- 4 percentage points                        +/- 0.08%
   +/- 5 percentage points                        +/- 0.10%
------------------------------------------------------------------

These performance-adjusted advisory fees are paid quarterly. The SAI contains more detailed information about any possible performance adjustments.


Under these performance fee arrangements, the Adviser (and the subadviser) can receive a performance fee increase even if a Fund experiences negative performance that still exceeds its benchmark by more than the relevant percentage amount shown above.

PERFORMANCE-BASED FEES: NATIONWIDE U.S. GROWTH LEADERS FUND The Nationwide U.S. Growth Leaders Fund pays a performance-based fee to the Adviser. This performance based fee can vary depending on the Fund's performance relative to its benchmark, the S&P 500(R) Index. This fee is intended to either reward or penalize the Adviser and the subadviser for outperforming or underperforming, respectively, the S&P 500(R) Index.

The calculation of this fee is done in two separate steps. First, the Fund pays a base fee (to be paid at the end of each quarter), as adjusted for any applicable Base Fee Breakpoints as described in the chart shown below under the heading "Base Fee Breakpoints and Performance Adjustments. "The base fee rate results in an annual fee, calculated and accrued daily. The fee rate is applied to such Fund's average net assets over that quarter. Second, a performance adjustment percentage is applied to the Fund's average net assets over the 36-month rolling performance period. The performance adjustment amount is then added to (or subtracted from, as applicable) the base fee to arrive at the Fund's total advisory fee for the most recently completed quarterly subperiod, and that total fee is paid at the end of that most recently completed quarter. The SAI contains more detailed information about any possible performance adjustments.


The performance fee calculation applies to all of the Fund's share classes equally, based on the performance of Class A Shares.


Thus, if the Fund outperforms the S&P 500(R) Index by 12% or more over a 36-month rolling period, the Fund will pay the maximum management fees listed below. Conversely, if the Fund underperforms the S&P 500 Index by 12% or more over a 36-month rolling period, the Fund will pay the minimum management fees listed below. No adjustment will take place if the under- or overperformance is less than 12%. The base fee and the performance adjustment percentage are then added (or subtracted, as applicable) to arrive at the Fund's overall advisory fee for the current period. NFA pays/(charges) the entire performance component of the fee to the Fund's subadviser. Under this performance fee arrangement, the Adviser and subadviser can receive a performance fee increase even if the Fund experiences negative performance that still exceeds its benchmark by more than 12%.


28 | LEADERSHIP SERIES

--------------------------------------------------------------------------------
BASE FEE BREAKPOINTS AND PERFORMANCE ADJUSTMENTS

(BASE MANAGEMENT FEES, AS WELL AS THE MAXIMUM AND MINIMUM PERFORMANCE-ADJUSTED FEES, NOT INCLUDING ANY APPLICABLE WAIVERS)

NET ASSETS                                     MINIMUM FEE         BASE FEE           MAXIMUM FEE
--------------------------------------------------------------------------------------------------
NATIONWIDE MID CAP GROWTH LEADERS FUND
--------------------------------------------------------------------------------------------------
On assets up to $250 million                            --             0.80%                   --
--------------------------------------------------------------------------------------------------
On assets of $250 million up to $1 billion              --             0.77%                   --
--------------------------------------------------------------------------------------------------
On assets of $1 billion up to $2 billion                --             0.74%                   --
--------------------------------------------------------------------------------------------------
On assets of $2 billion up to $5 billion                --             0.71%                   --
--------------------------------------------------------------------------------------------------
On assets of $5 billion and more                        --             0.68%                   --
--------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------
NATIONWIDE LEADERS FUND
--------------------------------------------------------------------------------------------------
On assets up to $500 million                          0.70%            0.80%                 0.90%
--------------------------------------------------------------------------------------------------
On assets of $500 million up to $2 billion            0.60%            0.70%                 0.80%
--------------------------------------------------------------------------------------------------
On assets of $2 billion and more                      0.55%            0.65%                 0.75%
--------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------
NATIONWIDE SMALL CAP LEADERS FUND
--------------------------------------------------------------------------------------------------
All assets                                              --             0.95%                   --
--------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------
NATIONWIDE U.S. GROWTH LEADERS FUND
--------------------------------------------------------------------------------------------------
On assets up to $500 million                          0.68%            0.90%                 1.12%
--------------------------------------------------------------------------------------------------
On assets of $500 million up to $2 billion            0.62%            0.80%                 0.98%
--------------------------------------------------------------------------------------------------
On assets of $2 billion and more                      0.59%            0.75%                 0.91%
--------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------
NATIONWIDE WORLDWIDE LEADERS FUND
--------------------------------------------------------------------------------------------------
On assets up to $500 million                          0.80%            0.90%                 1.00%
--------------------------------------------------------------------------------------------------
On assets of $500 million up to $2 billion            0.75%            0.85%                 0.95%
--------------------------------------------------------------------------------------------------
On assets of $2 billion and more                      0.70%            0.80%                 0.90%
--------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
ACTUAL MANAGEMENT FEES PAID DURING FISCAL YEAR ENDED OCTOBER 31, 2007
(EXPRESSED AS A PERCENTAGE OF A FUND'S AVERAGE DAILY NET ASSETS AND TAKING INTO ACCOUNT ANY APPLICABLE WAIVERS)

                                                MANAGEMENT FEES
--------------------------------------------------------------------------------
Nationwide Mid Cap Growth Leaders Fund               0.80%
--------------------------------------------------------------------------------
Nationwide Leaders Fund                              0.63%
--------------------------------------------------------------------------------
Nationwide Small Cap Leaders Fund                    0.95%
--------------------------------------------------------------------------------
Nationwide U.S. Growth Leaders Fund                  0.90%
--------------------------------------------------------------------------------
Nationwide Worldwide Leaders Fund                    0.97%
--------------------------------------------------------------------------------


                                                          LEADERSHIP SERIES | 29

PORTFOLIO MANAGEMENT

NATIONWIDE MID CAP GROWTH LEADERS FUND


Joseph C. O'Connor is responsible for the day-to-day management of the Fund, including the selection of the Fund's investments. Mr. O'Connor joined SGI in January 2008. Prior to that, Mr. O'Connor was a managing director at Nationwide Separate Accounts, LLC, where he was primarily responsible for the management of the mid-cap portfolio. Previously, Mr. O'Connor was senior vice president, managing director and board member of GROUPAMA Asset Management N.A., which he joined in 2000.


NATIONWIDE LEADERS FUND


Gary D. Haubold, CFA, senior portfolio manager, is responsible for the day-to-day management of the Fund, including the selection of the Fund's investments. Mr. Haubold joined Aberdeen in October 2007. Prior to that, Mr. Haubold was a portfolio manager employed by NFA since December 2003. Previously, he was employed at Edge Capital Management, an equity hedge fund he founded in 2000. Mr. Haubold has over 20 years of investment management experience.


NATIONWIDE SMALL CAP LEADERS FUND


GROWTH SLEEVE


Carl P. Wilk and Karl Knas are responsible the day-to-day management of the portion of the Fund managed by NorthPointe.


Carl Wilk, CFP, joined NorthPointe in April 2002. He has more than 18 years of experience managing micro- and small-capitalization securities.

Karl Knas, CPA, joined NorthPointe in February 2003. From August 2001 to February 2003, he was an equity research analyst at SoundView Technology Group

VALUE SLEEVE

Gary Haubold, William Gerlach and Charles Purcell are responsible the day-to-day management of the portion of the Fund managed by Aberdeen. See "Nationwide Leaders Fund" above for more information regarding Mr. Haubold's investment management experience.

William Gerlach joined Aberdeen in October 2007. Prior to that, Mr. Gerlach was a portfolio manager employed by NFA since December 2003. Before joining NFA in 2003, Mr. Gerlach held numerous positions at Morgan Stanley Investment Management - Miller Anderson & Sherrard, LLP. He was a team leader for Mid and Small Cap Equity, managing core and value investment styles.

Charles Purcell joined Aberdeen in October 2007. Prior to that, Mr. Purcell was a portfolio manager employed by NFA since December 2003. Before joining NFA in 2003, Mr. Purcell held numerous positions at Morgan Stanley Investment Management - Miller Anderson and Sherrard, LLP, including co-portfolio manager for both Mid Cap Core and Mid Cap Value portfolios.


30 | LEADERSHIP SERIES

NATIONWIDE U.S. GROWTH LEADERS FUND

Christopher Baggini, senior portfolio manager, and Douglas Burtnick, portfolio manager, are responsible for the day-to-day management of the Fund, including the selection of the Fund's investments.


Mr. Baggini joined Aberdeen in October 2007. Prior to that, Mr. Baggini was a portfolio manager employed by NFA since March 2000. From November 1996 to March 2000, Mr. Baggini was a portfolio manager for Allied Investment Advisors.

Mr. Burtnick joined Aberdeen in October 2007. Prior to that, Mr. Burtnick was a portfolio manager employed by NFA since May 2002. From 2000 to 2002, Mr. Burtnick served as a risk manager in the private client group of Brown Brothers Harriman & Company and was a portfolio manager.

NATIONWIDE WORLDWIDE LEADERS FUND

Neil Rogan is the portfolio manager of the Nationwide Worldwide Leaders Fund and has managed the Fund since January 12, 2001. Mr. Rogan joined Gartmore Global Partners in September 1997 as head of Asia Pacific Equities. In December 1999, he was appointed head of International Equities with responsibility for the Asia Pacific, Emerging Markets, Japanese, U.S. and Global Equities management teams. In January 2001, Mr. Rogan accepted responsibility for the Global Equity Team.

The SAI provides additional information about each portfolio manager's compensation, other accounts managed by the portfolio manager and the portfolio manager's ownership of securities in the Fund(s) managed by the portfolio manager, if any.


MULTI-MANAGER STRUCTURE


The Adviser and the Trust have received an exemptive order from the Securities and Exchange Commission for a multi-manager structure that allows the Adviser to hire, replace or terminate a subadviser (excluding hiring a subadviser which is an affiliate of the Adviser) without the approval of shareholders. The order also allows the Adviser to revise a subadvisory agreement with an unaffiliated subadviser with the approval of the Board of Trustees but without shareholder approval. If a new unaffiliated subadviser is hired for a Fund, shareholders will receive information about the new subadviser within 90 days of the change. The exemptive order allows the Funds greater flexibility enabling them to operate more efficiently.

The Adviser performs the following oversight and evaluation services to the
Funds:


o     initial due diligence on prospective Fund subadvisers;

o monitoring subadviser performance, including ongoing analysis and periodic consultations;

o communicating performance expectations and evaluations to the subadvisers and

o making recommendations to the Board of Trustees regarding renewal, modification or termination of a subadviser's contract.


The Adviser does not expect to frequently recommend subadviser changes. Where the Adviser does recommend subadviser changes, the Adviser periodically provides written reports to the Board of Trustees regarding its evaluation and monitoring of the subadviser. Although the Adviser monitors the subadviser's performance, there is no certainty that any subadviser or Fund will obtain favorable results at any given time.


                                                          LEADERSHIP SERIES | 31

SECTION 4 INVESTING WITH NATIONWIDE FUNDS

CHOOSING A SHARE CLASS

--------------------------------------------------------------------------------
When selecting a share class, you should consider the following:

o     which share classes are available to you;

o     how long you expect to own your shares;

o     how much you intend to invest;

o     total costs and expenses associated with a particular share class and

o     whether you qualify for any reduction or waiver of sales charges.

Your financial adviser can help you to decide which share class is best suited to your needs.
--------------------------------------------------------------------------------

The Nationwide Funds offer several different share classes each with different price and cost features. The table to the right compares Class A, Class B and Class C shares, which are available to all investors.

Class D, Class R, Institutional Service Class and Institutional Class shares are available only to certain investors. For eligible investors, Class R, Institutional Service Class and Institutional Class shares may be more suitable than Class A, Class D, Class B or Class C shares.

Before you invest, compare the features of each share class, so that you can choose the class that is right for you. We describe each share class in detail on the following pages. Your financial adviser can help you with this decision.

--------------------------------------------------------------------------------
COMPARING CLASS A, CLASS D, CLASS B AND
CLASS C SHARES

CLASSES AND CHARGES               POINTS TO CONSIDER
CLASS A AND
CLASS D SHARES

Front-end sales charge            A front-end sales charge means that a
up to 5.75% for Class A             portion of your initial investment goes
shares and 4.50% for                toward the sales charge and is not
Class D shares                      invested.

Contingent deferred               Reduction and waivers of sales charges may
sales charge (CDSC)(1)              be available.
(Class A shares only)

Annual service and/or             Total annual operating expenses are lower
12b-1 fee of 0.25%                  than Class B and Class C charges which
(Class A shares only)               means higher dividends and/or NAV per
Administrative services             share.
fee of up to 0.25%

                                  No conversion feature.
                                  No maximum investment amount.
--------------------------------------------------------------------------------
CLASS B SHARES

CDSC up to 5.00%                  No front-end sales charge means your full
                                    investment immediately goes toward buying
                                    shares.
                                  No reduction of CDSC, but waivers may be
                                    available.
                                  The CDSC declines 1% in most years to zero
                                    after six years.

Annual service and/or             Total annual operating expenses are higher
12b-1 fee of 1.00%                  than Class A expenses which means lower
No administrative                   dividends and/or NAV per share.
services fee
                                  Automatic conversion to Class A shares after
                                    seven years, which means lower annual
                                    expenses in the future.

                                  Maximum investment amount of $100,000.
                                    Larger investments may be rejected.
--------------------------------------------------------------------------------
CLASS C SHARES

CDSC of 1.00%                     No front-end sales charge means your full
                                    investment immediately goes toward buying
                                    shares.
                                  No reduction of CDSC, but waivers may be
                                    available.
                                  The CDSC declines to zero after one year.

Annual service and/or             Total annual operating expenses are higher
12b-1 fee of 1.00%                  than Class A expenses which means lower
No administrative                   dividends and/or NAV per share.
services fee
                                  No conversion feature.

                                  Maximum investment amount of $1,000,000(2).
                                    Larger investments may be rejected.
--------------------------------------------------------------------------------


(1) Unless you are otherwise eligible to purchase Class A shares without a sales charge, a CDSC of up to 1.00% will be charged on Class A shares redeemed within 18 months of purchase if you paid no sales charge on the original purchase and a finders fee was paid.

(2)   This limit was calculated based on a one-year holding period.


32 | LEADERSHIP SERIES

CLASS A SHARES


Class A shares may be most appropriate for investors who want lower fund expenses or those who qualify for reduced front-end sales charges or a waiver of sales charges.

FRONT-END SALES CHARGES FOR CLASS A SHARES


--------------------------------------------------------------------------------
                        SALES CHARGE AS A PERCENTAGE OF
                        -------------------------------
                                                                         DEALER
                                                    NET AMOUNT    COMMISSION AS
AMOUNT OF                           OFFERING          INVESTED    PERCENTAGE OF
PURCHASE                               PRICE   (APPROXIMATELY)   OFFERING PRICE
--------------------------------------------------------------------------------
Less than $50,000                      5.75%             6.10%            5.00%
--------------------------------------------------------------------------------
$50,000 to $99,999                     4.75              4.99             4.00
--------------------------------------------------------------------------------
$100,000 to $249,999                   3.50              3.63             3.00
--------------------------------------------------------------------------------
$250,000 to $499,999                   2.50              2.56             2.00
--------------------------------------------------------------------------------
$500,000 to $999,999                   2.00              2.04             1.75
--------------------------------------------------------------------------------
$1 million or more                     None              None             None*
--------------------------------------------------------------------------------


* Dealer may be eligible for a finders fee as described in "Purchasing Class A Shares without a Sales Charge" below.

CLASS D SHARES

Class D shares are available to the following:

o Investors who received Class D shares of a Fund in the reorganization of Nationwide Investing Foundation, Nationwide Investing Foundation II and Financial Horizons Investment Trust into Nationwide Mutual Funds in May 1998, as long as you purchase the Class D shares through the same account in the same capacity and

o Persons eligible to purchase Class D shares without a sales charge as described below and in the SAI.

FRONT-END SALES CHARGES FOR CLASS D SHARES


--------------------------------------------------------------------------------
                        SALES CHARGE AS A PERCENTAGE OF
                        -------------------------------
                                                                         DEALER
                                                    NET AMOUNT    COMMISSION AS
AMOUNT OF                           OFFERING          INVESTED    PERCENTAGE OF
PURCHASE                               PRICE   (APPROXIMATELY)   OFFERING PRICE
--------------------------------------------------------------------------------
Less than $50,000                      4.50%             4.71%            4.00%
--------------------------------------------------------------------------------
$50,000 to $99,999                     4.00              4.17             3.50
--------------------------------------------------------------------------------
$100,000 to $249,999                   3.00              3.09             2.50
--------------------------------------------------------------------------------
$250,000 to $499,999                   2.50              2.56             1.75
--------------------------------------------------------------------------------
$500,000 to $999,999                   2.00              2.04             1.25
--------------------------------------------------------------------------------
$1 million to $24,999,999              0.50              0.50             0.50
--------------------------------------------------------------------------------
$25 million or more                    None              None             None
--------------------------------------------------------------------------------


REDUCTION AND WAIVER OF CLASS A AND CLASS D SALES CHARGES

If you qualify for a reduction or waiver of Class A or Class D sales charges, you must notify Customer Service, your financial adviser or other intermediary at the time of purchase and must also provide any required evidence showing that you qualify. The value of cumulative quantity discount eligible shares equals the cost or current value of those shares, whichever is higher. The current value of shares is determined by multiplying the number of shares by their current net asset value. In order to obtain a sales charge reduction, you may need to provide your financial intermediary or the Fund's transfer agent, at the time of purchase, with information regarding shares of the Funds held in other accounts which may be eligible for aggregation. Such information may include account statements or other records regarding shares of the Funds held in (i) all accounts (e.g., retirement accounts) with the Funds and your financial intermediary; (ii) accounts with other financial intermediaries; and (iii) accounts in the name of immediate family household members (spouse and children under 21). You should retain any records necessary to substantiate historical costs because the Fund, its transfer agent, and financial intermediaries may not maintain this information. Otherwise, you may not receive the reduction or waiver. See "Reduction of Class A and Class D Sales Charges" and "Waiver of Class A and Class D Sales Charges" below and "Reduction of Class A and Class D Sales Charges" and "Net Asset Value Purchase Privilege (Class A Shares Only)" in the SAI for more information. This information regarding breakpoints is also available free of charge at www.nationwidefunds.com/invest/salesinformation.

REDUCTION OF CLASS A AND CLASS D SALES CHARGES

Investors may be able to reduce or eliminate front-end sales charges on Class A and Class D shares through one or more of these methods:


o A LARGER INVESTMENT. The sales charge decreases as the amount of your investment increases.


o RIGHTS OF ACCUMULATION. To qualify for the reduced Class A sales charge that would apply to a larger purchase than you are currently making (as shown in the table above), you and other family members living at the same address can add the value of any Class A, Class D, Class B or Class C shares in all Nationwide Funds (except Nationwide Money Market Fund) that you currently own or are currently purchasing to the value of your Class A purchase.

o INSURANCE PROCEEDS OR BENEFITS DISCOUNT PRIVILEGE. If you use the proceeds of an insurance policy issued by any Nationwide Insurance company to purchase Class A shares, you pay one-half of the published sales charge, as long as you make your investment within 60 days of receiving the proceeds.

o SHARE REPURCHASE PRIVILEGE. If you redeem Fund shares from your account, you qualify for a one-time reinvestment privilege. You may reinvest some or all of the proceeds in shares of the same class without paying an additional sales

                                                          LEADERSHIP SERIES | 33
      charge within 30 days of redeeming shares on which you previously paid a sales charge. (Reinvestment does not affect the amount of any capital gains tax due. However, if you realize a loss on your redemption and then reinvest all or some of the proceeds, all or a portion of that loss may not be tax deductible.)

o LETTER OF INTENT DISCOUNT. If you declare in writing that you or a group of family members living at the same address intend to purchase at least $50,000 in Class A shares (except the Nationwide Money Market Fund) during a 13-month period, your sales charge is based on the total amount you intend to invest. You are permitted to backdate the letter in order to include purchases made during the previous 90 days. You can also combine your purchase of Class A, Class B and Class C shares with your purchase of Class D shares to fulfill your Letter of Intent. You are not legally required to complete the purchases indicated in your Letter of Intent. However, if you do not fulfill your Letter of Intent, additional sales charges may be due and shares in your account would be liquidated to cover those sales charges.
--------------------------------------------------------------------------------

WAIVER OF CLASS A AND CLASS D SALES CHARGES

Front-end sales charges on Class A and Class D shares are waived for the following purchasers:


o investors purchasing shares through an unaffiliated brokerage firm that has an agreement with Nationwide Fund Distributors LLC (the "Distributor") to waive sales charges. (Class A shares only);


o directors, officers, full-time employees, sales representatives and their employees and investment advisory clients of a broker-dealer that has a dealer/selling agreement with the Distributor. (Class A shares only);

o any investor who pays for shares with proceeds from sales of Nationwide Fund Class D shares if the new Fund does not offer Class D shares and Class A shares are purchased instead;

o     retirement plans (Class A shares only);

o     investment advisory clients of the Adviser's affiliates and

o directors, officers, full-time employees (and their spouses, children or immediate relatives) of sponsor groups that may be affiliated with the Nationwide Insurance and Nationwide Financial companies from time to time.

The SAI lists other investors eligible for sales charge waivers.
--------------------------------------------------------------------------------

PURCHASING CLASS A SHARES WITHOUT A SALES CHARGE


Purchases of $1 million or more of Class A shares have no front-end sales charge. You can purchase $1 million or more in Class A shares in one or more of the funds offered by the Trust (including the Funds in this prospectus) at one time. Or, you can utilize the Rights of Accumulation Discount and Letter of Intent Discount as described above. However, a contingent deferred sales charge
(CDSC) of up to 1.00% applies if a "finders fee" is paid by the Distributor to your financial adviser or intermediary and you redeem your shares within 18 months of purchase. The CDSC covers the finders fee paid to the selling dealer.


The CDSC also does not apply:

o if you are eligible to purchase Class A shares without a sales charge for another reason; or

o     no finders fee was paid or

o to shares acquired through reinvestment of dividends or capital gains distributions.

CONTINGENT DEFERRED SALES CHARGE ON CERTAIN REDEMPTIONS OF CLASS A SHARES

--------------------------------------------------------------
AMOUNT OF           $1 MILLION       $4 MILLION   $25 MILLION
PURCHASE         TO $3,999,999   TO $24,999,999       OR MORE
--------------------------------------------------------------
If sold within       18 months        18 months     18 months
--------------------------------------------------------------
Amount of CDSC           1.00%            0.50%         0.25%
--------------------------------------------------------------

Any CDSC is based on the original purchase price or the current market value of the shares being redeemed, whichever is less. If you redeem a portion of your shares, shares that are not subject to a CDSC are redeemed first, followed by shares that you have owned the longest. This minimizes the CDSC you pay. Please see "Waiver of Contingent Deferred Sales Charges-Class A, Class B, and Class C Shares" for a list of situations where a CDSC is not charged.

The CDSC for Class A shares of the Fund(s) is described above; however, the CDSC for Class A shares of other Nationwide Funds may be different and are described in their respective prospectuses. If you purchase more than one Nationwide Fund and subsequently redeem those shares, the amount of the CDSC is based on the specific combination of Nationwide Funds purchased and is proportional to the amount you redeem from each Nationwide Fund.

--------------------------------------------------------------------------------

WAIVER OF CONTINGENT DEFERRED SALES CHARGES CLASS A, CLASS B AND CLASS C SHARES

The CDSC is waived on:

o the redemption of Class A, Class B or Class C shares purchased through reinvested dividends or distributions;

o Class B shares which are qualifying redemptions of Class B shares under the Automatic Withdrawal Program;

o Class A, Class B or Class C shares sold following the death or disability of a shareholder, provided the redemption occurs within one year of the shareholder's death or disability;

o mandatory withdrawals of Class A, Class B or Class C shares from traditional IRA accounts after age 70 1/2 and for other required distributions from retirement accounts and


o redemptions of Class C shares from retirement plans offered by retirement plan administrators that maintain an agreement with the Funds or the Distributor.


34 | LEADERSHIP SERIES

If a CDSC is charged when you redeem your Class B or Class C shares, and you then reinvest the proceeds in Class B or Class C shares within 30 days, shares equal to the amount of the CDSC are re-deposited into your new account.

If you qualify for a waiver of a CDSC, you must notify Customer Service, your financial adviser or intermediary at the time of purchase and must also provide any required evidence showing that you qualify. For more complete information, see the SAI.
--------------------------------------------------------------------------------

CLASS B SHARES

Class B shares may be appropriate if you do not want to pay a front-end sales charge, are investing less than $100,000 and anticipate holding your shares for longer than six years.

If you redeem Class B shares within six years of purchase you must pay a CDSC (if you are not entitled to a waiver). The amount of the CDSC decreases as shown in the following table:

---------------------------------------------------------------------------
                                                                   7 YEARS
SALE WITHIN   1 YEAR  2 YEARS  3 YEARS  4 YEARS  5 YEARS  6 YEARS  OR MORE
---------------------------------------------------------------------------
Sales charge      5%       4%       3%       3%       2%       1%       0%
---------------------------------------------------------------------------

CONVERSION OF CLASS B SHARES

After you hold your Class B shares for seven years, they automatically convert at no charge into Class A shares, which have lower Fund expenses. Shares purchased through the reinvestment of dividends and other distributions are also converted. Because the share price of Class A shares is usually higher than that of Class B shares, you may receive fewer Class A shares than the number of Class B shares converted; however, the total dollar value will be the same.

CLASS C SHARES

Class C shares may be appropriate if you are uncertain how long you will hold your shares. If you redeem your Class C shares within the first year after you purchase them you must pay a CDSC of 1%.


For both Class B and Class C shares, the CDSC is based on the original purchase price or the current market value of the shares being redeemed, whichever is less. If you redeem a portion of your shares, shares that are not subject to a CDSC are redeemed first, followed by shares that you have owned the longest. This minimizes the CDSC that you pay. See "Waiver of Contingent Deferred Sales Charges-Class A, Class B, and Class C Shares" for a list of situations where a CDSC is not charged.


--------------------------------------------------------------------------------
SHARE CLASSES AVAILABLE ONLY TO INSTITUTIONAL ACCOUNTS

The Funds offer Institutional Service Class, Institutional Class and Class R shares. Only certain types of entities and selected individuals are eligible to purchase shares of these classes.

If an institution or retirement plan has hired an intermediary and is eligible to invest in more than one class of shares, the intermediary can help determine which share class is appropriate for that retirement plan or other institutional account. Plan fiduciaries should consider their obligations under ERISA when determining which class is appropriate for the retirement plan.

Other fiduciaries should also consider their obligations in determining the appropriate share class for a customer including:

o     the level of distribution and administrative services the plan requires;

o     the total expenses of the share class and

o the appropriate level and type of fee to compensate the intermediary. An intermediary may receive different compensation depending on which class is chosen.
--------------------------------------------------------------------------------

CLASS R SHARES

Class R shares ARE AVAILABLE to retirement plans including:

o     401(k) plans;

o     457 plans;

o     403(b) plans;

o     profit sharing and money purchase pension plans;

o     defined benefit plans;

o     non-qualified deferred compensation plans and

o other retirement accounts in which the retirement plan or the retirement plan's financial services firm has an agreement with the Distributor to use Class R shares.

The above-referenced plans are generally small and mid-sized retirement plans that have at least $1 million in assets and shares held through omnibus accounts that are represented by an intermediary such as a broker, third-party administrator, registered investment adviser or other plan service provider.

Class R shares ARE NOT AVAILABLE to:

o     institutional non-retirement accounts;

o     traditional and Roth IRAs;

o     Coverdell Education Savings Accounts;

o     SEPs and SAR-SEPs;

o     SIMPLE IRAs;

o     one-person Keogh plans;

o     individual 403(b) plans or

o     529 Plan accounts.

                                                          LEADERSHIP SERIES | 35

INSTITUTIONAL SERVICE CLASS SHARES

Institutional Service Class shares are available for purchase only by the following:

o retirement plans advised by financial professionals who are not associated with brokers or dealers primarily engaged in the retail securities business and rollover individual retirement accounts from such plans;

o retirement plans for which third-party administrators provide recordkeeping services and are compensated by the Funds for these services;

o a bank, trust company or similar financial institution investing for its own account or for trust accounts for which it has authority to make investment decisions as long as the accounts are part of a program that collects an administrative services fee;

o registered investment advisers investing on behalf of institutions and high net-worth individuals where the adviser is compensated by the Funds for providing services or

o life insurance separate accounts using the investment to fund benefits for variable annuity contracts issued to governmental entities as an investment option for 457 or 401(k) plans.

INSTITUTIONAL CLASS SHARES

Institutional Class shares are available for purchase only by the following:

o funds of funds offered by the Distributor or other affiliates of the Funds;

o retirement plans for which no third-party administrator receives compensation from the Funds;

o institutional advisory accounts of the Adviser's affiliates, those accounts which have client relationships with an affiliate of of the Adviser, its affiliates and their corporate sponsors, subsidiaries; and related retirement plans;

o rollover individual retirement accounts from such institutional advisory accounts;

o a bank, trust company or similar financial institution investing for its own account or for trust accounts for which it has authority to make investment decisions as long as the accounts are not part of a program that requires payment of Rule 12b-1 or administrative service fees to the financial institution;

o registered investment advisers investing on behalf of institutions and high net-worth individuals where the advisers derive compensation for advisory services exclusively from clients or

o high net-worth individuals who invest directly without using the services of a broker, investment adviser or other financial intermediary.

SALES CHARGES AND FEES

SALES CHARGES

Sales charges, if any, are paid to the Distributor. These fees are either kept or paid to your financial adviser or other intermediary.

DISTRIBUTION AND SERVICES FEES

Each Fund has adopted a Distribution Plan under Rule 12b-1 of the Investment Company Act of 1940, which permits Class A, Class B, Class C and Class R shares of the Funds to compensate the Distributor for expenses associated with distributing and selling shares and providing shareholder services through distribution and/or services fees. These fees are paid to the Distributor and are either kept or paid to your financial adviser or other intermediary for distribution and shareholder services. Class D, Institutional Class and Institutional Service Class shares pay no 12b-1 fees.

These 12b-1 fees are in addition to applicable sales charges and are paid from the Funds' assets on an ongoing basis. (The fees are accrued daily and paid monthly.) As a result, 12b-1 fees increase the cost of your investment and over time may cost more than other types of sales charges. Under the Distribution Plan, Class A, Class B, Class C and Class R shares pay the Distributor annual amounts not exceeding the following:

---------------------------------------------------------
CLASS                AS A % OF DAILY NET ASSETS
---------------------------------------------------------
Class A shares       0.25% (distribution or service fee)
---------------------------------------------------------
Class B shares       1.00% (0.25% service fee)
---------------------------------------------------------
Class C shares       1.00% (0.25% service fee)
---------------------------------------------------------
Class R shares       0.50% (0.25% of which may be either
                     a distribution or service fee)
---------------------------------------------------------

ADMINISTRATIVE SERVICES FEES

Class A, Class D, Class R and Institutional Service Class shares of the Funds are subject to fees pursuant to an Administrative Services Plan adopted by the Board of Trustees of the Trust. (These fees are in addition to Rule 12b-1 fees for Class A and Class R shares as described above.) These fees are paid by the Funds to broker-dealers or other financial intermediaries who provide administrative support services to beneficial shareholders on behalf of the Funds. Under the Administrative Services Plan, a Fund may pay a broker-dealer or other intermediary a maximum annual fee of 0.25% for Class A, Class D, Class R and Institutional Service Class shares; however, many intermediaries do not charge the maximum permitted fee or even a portion thereof.


Because these fees are paid out of a Fund's Class A, Class D, Class R and Institutional Service Class assets on an ongoing basis, these fees will increase the cost of your investment in such share class over time and may cost you more than paying other types of fees.


36 | LEADERSHIP SERIES

REVENUE SHARING


The Adviser and/or its affiliates (collectively, "Nationwide Funds Group", or "NFG") often makes payments for marketing, promotional or related services provided by broker-dealers and other financial intermediaries that sell shares of the Trust or which include them as investment options for their respective customers.


These payments are often referred to as "revenue sharing payments." The existence or level of such payments may be based on factors that include, without limitation, differing levels or types of services provided by the broker-dealer or other financial intermediary, the expected level of assets or sales of shares, the placing of some or all of the Funds on a recommended or preferred list and/or access to an intermediary's personnel and other factors. Revenue sharing payments are paid from NFG's own legitimate profits and other of its own resources (not from the Funds) and may be in addition to any Rule 12b-1 payments that are paid to broker-dealers and other financial intermediaries. The Board of Trustees of the Funds will monitor these revenue sharing arrangements as well as the payment of advisory fees paid by the Funds to ensure that the levels of such advisory fees do not involve the indirect use of the Funds' assets to pay for marketing, promotional or related services. Because revenue sharing payments are paid by NFG, and not from the Funds' assets, the amount of any revenue sharing payments is determined by NFG.

In addition to the revenue sharing payments described above, NFG may offer other incentives to sell shares of the Funds in the form of sponsorship of educational or other client seminars relating to current products and issues, assistance in training or educating an intermediary's personnel, and/or entertainment or meals. These payments may also include, at the direction of a retirement plan's named fiduciary, amounts to a retirement plan intermediary to offset certain plan expenses or otherwise for the benefit of plan participants and beneficiaries.

The recipients of such payments may include:

o     the Distributor and other affiliates of the Adviser;

o     broker-dealers;

o     financial institutions and

o other financial intermediaries through which investors may purchase shares of a Fund.

Payments may be based on current or past sales, current or historical assets or a flat fee for specific services provided. In some circumstances, such payments may create an incentive for an intermediary or its employees or associated persons to sell shares of a Fund to you instead of shares of funds offered by competing fund families.


Contact your financial intermediary for details about revenue sharing payments it may receive.


Notwithstanding the revenue sharing payments described above, the Adviser and all subadvisers to the Trust are prohibited from considering a broker-dealer's sale of any of the Trust's shares in selecting such broker-dealer for the execution of Fund portfolio transactions, except as may be specifically permitted by law.

Fund portfolio transactions nevertheless may be effected with broker-dealers who coincidentally may have assisted customers in the purchase of Fund shares, although neither such assistance nor the volume of shares sold of the Trust or any affiliated investment company is a qualifying or disqualifying factor in the Adviser's or a subadviser's selection of such broker-dealer for portfolio transaction execution.

CONTACTING NATIONWIDE FUNDS

CUSTOMER SERVICE REPRESENTATIVES are available 8 a.m. to 9 p.m. Eastern Time, Monday through Friday at 800-848-0920.

AUTOMATED VOICE RESPONSE Call 800-848-0920, 24 hours a day, seven days a week, for easy access to mutual fund information. Choose from a menu of options to:

o     make transactions;

o     hear fund price information and

o     obtain mailing and wiring instructions.

INTERNET Go to www.nationwidefunds.com 24 hours a day, seven days a week, for easy access to your mutual fund accounts. The website provides instructions on how to select a password and perform transactions. On the website, you can:

o     download Fund prospectuses;

o     obtain information on the Nationwide Funds;

o     access your account information and

o     request transactions, including purchases, redemptions and exchanges.

BY REGULAR MAIL Nationwide Funds, P.O. Box 182205, Columbus, Ohio 43218-2205.

BY OVERNIGHT MAIL Nationwide Funds, 3435 Stelzer Road, Columbus, Ohio 43219.


BY FAX 614-428-3278.


                                                          LEADERSHIP SERIES | 37

FUND TRANSACTIONS--CLASS A, CLASS D, CLASS B, AND CLASS C SHARES

All transaction orders must be received by the Funds' transfer agent in Columbus, Ohio or an authorized intermediary prior to the calculation of each Fund's NAV to receive that day's NAV.


-----------------------------------------------------------------------------------------------------------------------------------
HOW TO BUY SHARES                                                   HOW TO EXCHANGE* OR SELL** SHARES
BE SURE TO SPECIFY THE CLASS OF SHARES YOU WISH TO PURCHASE.         *   EXCHANGE PRIVILEGES MAY BE AMENDED OR DISCONTINUED UPON 60
EACH FUND MAY REJECT ANY ORDER TO BUY SHARES AND MAY SUSPEND             DAYS WRITTEN NOTICE TO SHAREHOLDERS.
THE OFFERING OF SHARES AT ANY TIME.                                 **   A MEDALLION SIGNATURE GUARANTEE MAY BE REQUIRED. SEE
                                                                         "MEDALLION SIGNATURE GUARANTEE" BELOW.

-----------------------------------------------------------------------------------------------------------------------------------
THROUGH AN AUTHORIZED INTERMEDIARY. The Distributor has             THROUGH AN AUTHORIZED INTERMEDIARY. The Distributor has
relationships with certain brokers and other financial              relationships with certain brokers and other financial
intermediaries who are authorized to accept purchase, exchange      intermediaries who are authorized to accept purchase, exchange
and redemption orders for the Funds. Your transaction is            and redemption orders for the Funds. Your transaction is
processed at the NAV next calculated after the Funds' agent or      processed at the NAV next calculated after the Funds' agent or
an authorized intermediary receives your order in proper form.      an authorized intermediary receives your order in proper form.

-----------------------------------------------------------------------------------------------------------------------------------
BY MAIL. Complete an application and send with a check made         BY MAIL OR FAX. You may request an exchange or redemption by
payable to: Nationwide Funds. Payment must be made in U.S.          mailing or faxing a letter to Nationwide Funds. The letter must
dollars and drawn on a U.S. bank. THE FUNDS DO NOT ACCEPT CASH,     include your account number(s) and the name(s) of the Fund(s)
STARTER CHECKS, THIRD-PARTY CHECKS, TRAVELERS' CHECKS, CREDIT       you wish to exchange from and to. The letter must be signed by
CARD CHECKS OR MONEY ORDERS.                                        all account owners. We reserve the right to request original documents for any faxed requests.

-----------------------------------------------------------------------------------------------------------------------------------
BY TELEPHONE. You will have automatic telephone privileges          BY TELEPHONE. You will have automatic telephone privileges
unless you decline this option on your application. The Funds       unless you decline this option on your application. The Funds
follow procedures to confirm that telephone instructions are        follow procedures to confirm that telephone instructions are
genuine and will not be liable for any loss, injury, damage or      genuine and will not be liable for any loss, injury, damage or
expense that results from executing such instructions. The Funds    expense that results from executing such instructions. The
may revoke telephone privileges at any time, without notice to      Funds may revoke telephone privileges at any time, without
shareholders.                                                       notice to shareholders. For redemptions, shareholders who own shares in an IRA account should call 800-848-0920.

                                                                    ADDITIONAL INFORMATION FOR SELLING SHARES. A check made payable to the shareholder(s) of record will be mailed to the address of record.

                                                                    The Funds may record telephone instructions to redeem shares, and may request redemption instructions in writing, signed by all shareholders on the account.

-----------------------------------------------------------------------------------------------------------------------------------
ON-LINE. Transactions may be made through the Nationwide Funds'     ON-LINE. Transactions may be made through the Nationwide Funds'
website. However, the Funds may discontinue on-line transactions    website. However, the Funds may discontinue on-line
of Fund shares at any time.                                         transactions of Fund shares at any time.

-----------------------------------------------------------------------------------------------------------------------------------
BY BANK WIRE. You may have your bank transmit funds by federal      BY BANK WIRE. The Funds can wire the proceeds of your
funds wire to the Funds' custodian bank. (The authorization will    redemption directly to your account at a commercial bank. A
be in effect unless you give the Funds written notice of its        voided check must be attached to your application. (The
termination.)                                                       authorization will be in effect unless you give the Funds
                                                                    written notice of its termination.)
o    if you choose this method to open a new account, you must
     call our toll-free number before you wire your investment      o    your proceeds typically will be wired to your bank on the
     and arrange to fax your completed application.                      next business day after your order has been processed.

o    your bank may charge a fee to wire funds.                      o    Nationwide Funds deducts a $20 service fee from the
                                                                         redemption proceeds for this service.
o    the wire must be received by 4:00 p.m. in order to receive
     the current day's NAV.                                         o    your financial institution may also charge a fee for
                                                                         receiving the wire.

                                                                    o    funds sent outside the U.S. may be subject to higher fees.

                                                                    BANK WIRE IS NOT AN OPTION FOR EXCHANGES.

-----------------------------------------------------------------------------------------------------------------------------------
BY AUTOMATED CLEARING HOUSE (ACH). You can fund your Nationwide     BY AUTOMATED CLEARING HOUSE (ACH). Your redemption proceeds
Funds' account with proceeds from your bank via ACH on the          can be sent to your bank via ACH on the second business day
second business day after your purchase order has been              after your order has been processed. A voided check must be
processed. A voided check must be attached to your application.     attached to your application. Money sent through ACH should
Money sent through ACH typically reaches Nationwide Funds from      reach your bank in two business days. There is no fee for this
your bank in two business days. There is no fee for this            service. (The authorization will be in effect unless you give
service. (The authorization will be in effect unless you give       the Funds written notice of its termination.)
the Funds written notice of its termination.)
                                                                    ACH IS NOT AN OPTION FOR EXCHANGES.

-----------------------------------------------------------------------------------------------------------------------------------
RETIREMENT PLAN PARTICIPANTS should contact their retirement        RETIREMENT PLAN PARTICIPANTS should contact their retirement
plan administrator regarding transactions. Retirement plans or      plan administrator regarding transactions. Retirement plans or
their administrators wishing to conduct transactions should call    their administrators wishing to conduct transactions should
our toll-free number. Eligible entities or individuals wishing      call our toll-free number. Eligible entities or individuals
to conduct transactions in Institutional Service Class or           wishing to conduct transactions in Institutional Service Class
Institutional Class shares should call our toll-free number.        or Institutional Class  shares should call our toll-free
                                                                    number.


38 | LEADERSHIP SERIES

BUYING SHARES

SHARE PRICE

The net asset value or "NAV" is the value of a single share. A separate NAV is calculated for each share class of a Fund. The NAV is:

o calculated at the close of regular trading (usually 4 p.m. Eastern Time) each day the New York Stock Exchange is open.

o generally determined by dividing the total net market value of the securities and other assets owned by a Fund allocated to a particular class, less the liabilities allocated to that class, by the total number of outstanding shares of that class.


The purchase or "offering" price for Fund shares is the NAV (for a particular class) next determined after the order is received by a Fund or its agent, plus any applicable sales charge.


FAIR VALUE PRICING

The Board of Trustees of the Trust has adopted Valuation Procedures governing the method by which individual portfolio securities held by the Funds are valued in order to determine each Fund's NAV. The Valuation Procedures provide that each Fund's assets are valued primarily on the basis of market quotations. Where such market quotations are either unavailable or are deemed by the Adviser to be unreliable, a Fair Valuation Committee, consisting of employees of the Adviser, meets to determine a manual "fair valuation" in accordance with the Valuation Procedures. In addition, the Fair Valuation Committee will "fair value" securities whose value is affected by a "significant event." Pursuant to the Valuation Procedures, any "fair valuation" decisions are subject to the review of the Board of Trustees.

A "significant event" is defined by the Valuation Procedures as an event that materially affects the value of a domestic or foreign security that occurs after the close of the principal market on which such security trades but before the calculation of a Fund's NAV. Significant events that could affect individual portfolio securities may include corporate actions such as reorganizations, mergers and buy-outs, corporate announcements on earnings, significant litigation, regulatory news such as government approvals and news relating to natural disasters affecting the issuer's operations. Significant events that could affect a large number of securities in a particular market may include significant market fluctuations, market disruptions or market closings, governmental actions or other developments, or natural disasters or armed conflicts that affect a country or region.


Due to the time differences between the closings of the relevant foreign securities exchanges and the time that a Fund's NAV is calculated, a Fund may fair value its foreign investments more frequently than it does other securities. When fair value prices are utilized, these prices will attempt to reflect the impact of the financial markets' perceptions and trading activities on a Fund's foreign investments since the last closing prices of the foreign investments were calculated on their primary foreign securities markets or exchanges. For these purposes, the Board of Trustees of the Trust has determined that movements in relevant indices or other appropriate market indicators, after the close of the foreign securities exchanges, may demonstrate that market quotations are unreliable, and may trigger fair value pricing for certain securities. Consequently, fair value pricing of foreign securities may occur on a daily basis, for instance, using data furnished by an independent pricing service that draws upon, among other information, the market values of foreign investments. Therefore, the fair values assigned to a Fund's foreign investments may not be the quoted or published prices of the investments on their primary markets or exchanges.


By fair valuing a security whose price may have been affected by significant events or by news after the last market pricing of the security, each Fund attempts to establish a price that it might reasonably expect to receive upon the current sale of that security. These procedures are intended to help ensure that the prices at which a Fund's shares are purchased and redeemed are fair, and do not result in dilution of shareholder interests or other harm to shareholders.

IN-KIND PURCHASES

Each Fund may accept payment for shares in the form of securities that are permissible investments for the Fund.

--------------------------------------------------------------------------------

The Funds do not calculate NAV on days when the New York Stock Exchange is closed.

o     New Year's Day

o     Martin Luther King, Jr. Day

o     Presidents' Day

o     Good Friday

o     Memorial Day

o     Independence Day

o     Labor Day

o     Thanksgiving Day

o     Christmas Day


o     Other days when the New York Stock Exchange is closed.


--------------------------------------------------------------------------------

                                                          LEADERSHIP SERIES | 39

--------------------------------------------------------------------------------
MINIMUM INVESTMENTS

CLASS A, CLASS D, CLASS B AND CLASS C SHARES
To open an account                                        $    2,000 (per Fund)
To open an IRA account                                    $    1,000 (per Fund)
Additional investments                                    $      100 (per Fund)
To start an Automatic
Asset Accumulation Plan                                   $    1,000 (per Fund)
Additional Investments
(Automatic Asset Accumulation Plan)                       $                 50

--------------------------------------------------------------------------------
CLASS R SHARES

To open an account                                                  No Minimum
Additional investments                                              No Minimum

--------------------------------------------------------------------------------
INSTITUTIONAL SERVICE CLASS SHARES

To open an account                                        $   50,000 (per Fund)
Additional investments                                              No Minimum

--------------------------------------------------------------------------------
INSTITUTIONAL CLASS SHARES

To open an account                                        $1,000,000 (per Fund)
Additional investments                                              No Minimum
--------------------------------------------------------------------------------


Minimum investment requirements do not apply to purchases by employees of the Adviser or its affiliates, or to certain retirement plans, fee-based programs or omnibus accounts. If you purchase shares through an intermediary, different minimum account requirements may apply. The Distributor reserves the right to waive the investment minimums under certain circumstances.


--------------------------------------------------------------------------------

CUSTOMER IDENTIFICATION INFORMATION

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person that opens a new account, and to determine whether such person's name appears on government lists of known or suspected terrorists and terrorist organizations.

As a result, unless such information is collected by the broker-dealer or other financial intermediary pursuant to an agreement, the Funds must obtain the following information for each person that opens a new account:

o     name;

o     date of birth (for individuals);

o residential or business street address (although post office boxes are still permitted for mailing) and

o Social Security number, taxpayer identification number, or other identifying number.

You may also be asked for a copy of your driver's license, passport or other identifying document in order to verify your identity. In addition, it may be necessary to verify your identity by cross-referencing your identification information with a consumer report or other electronic database. Additional information may be required to open accounts for corporations and other entities. Federal law prohibits the Funds and other financial institutions from opening a new account unless they receive the minimum identifying information listed above. After an account is opened, the Funds may restrict your ability to purchase additional shares until your identity is verified. The Funds may close your account or take other appropriate action if they are unable to verify your identity within a reasonable time. If your account is closed for this reason, your shares will be redeemed at the NAV next calculated after the account is closed.

ACCOUNTS WITH LOW BALANCES

Maintaining small accounts is costly for the Funds and may have a negative effect on performance. Shareholders are encouraged to keep their accounts above each Fund's minimum.

o If the value of your account falls below $2,000 ($1,000 for IRA accounts), you are generally subject to a $5 quarterly fee. Shares from your account are redeemed each quarter to cover the fee, which is returned to the Fund to offset small account expenses. Under some circumstances, each Fund may waive the quarterly fee.

o Each Fund reserves the right to redeem your remaining shares and close your account if a redemption of shares brings the value of your account below $2,000 ($1,000 for IRA accounts). In such cases, you will be notified and given 60 days to purchase additional shares before the account is closed.

EXCHANGING SHARES

You may exchange your Fund shares for shares of any Nationwide Fund that is currently accepting new investments as long as:

o     both accounts have the same registration;

o your first purchase in the new fund meets its minimum investment requirement and

o you purchase the same class of shares. For example, you may exchange between Class A shares of any Nationwide Fund, but may not exchange between Class A shares and Class B shares.

The exchange privileges may be amended or discontinued upon 60 days' written notice to shareholders.

Generally, there are no sales charges for exchanges of Class D, Class B, Class C, Class R, Institutional Class or Institutional Service Class shares. However,

o if you exchange from Class A shares of a Fund with a lower sales charge to a fund with a higher sales charge, you may have to pay the difference in the two sales charges.


o if you exchange Class A shares that are subject to a CDSC, and then redeem those shares within 18 months of the original purchase, the CDSC applicable to the original purchase is charged.


40 | LEADERSHIP SERIES

For purposes of calculating a CDSC, the length of ownership is measured from the date of original purchase and is not affected by any permitted exchange (except exchanges to Nationwide Money Market Fund.)


EXCHANGES INTO NATIONWIDE MONEY MARKET FUND

You may exchange between Class A, Class D, Class B, Class C or Institutional Service Class shares and the Prime Shares of the Nationwide Money Market Fund. If your original investment was in Prime Shares, any exchange of Prime Shares you make for Class A, Class, D, Class B or Class C shares of another Fund may require you to pay the sales charge applicable to such new shares. In addition, if you exchange shares subject to a CDSC, the length of time you own Prime Shares of the Nationwide Money Market Fund is not included for purposes of determining the CDSC. Redemptions from the Nationwide Money Market Fund are subject to any CDSC that applies to the original purchase.

AUTOMATIC WITHDRAWAL PROGRAM


You may elect to automatically redeem Class A, Class D, Class B and Class C shares in a minimum amount of $50. Complete the appropriate section of the Mutual Fund Application for New Accounts or contact your financial intermediary or the Funds' transfer agent. Your account value must meet the minimum initial investment amount at the time the program is established. This program may reduce, and eventually deplete, your account. Generally, it is not advisable to continue to purchase Class A or Class C shares subject to a sales charge while redeeming shares using this program. An automatic withdrawal plan for Class C shares will be subject to any applicable CDSC. If you own Class B shares, you will not be charged a CDSC on redemptions if you redeem 12% or less of your account value in a single year. More information about the waiver of the CDSC for Class B shares is located in the SAI.


SELLING SHARES


You can sell, or in other words redeem, your Fund shares at any time, subject to the restrictions described below. The price you receive when you redeem your shares is the NAV (minus any applicable sales charges or redemption fee) next determined after the Fund's authorized intermediary or an agent of the Fund receives your properly completed redemption request. The value of the shares you redeem may be worth more or less than their original purchase price depending on the market value of the Fund's investments at the time of the redemption.


You may not be able to redeem your Fund shares or the Funds may delay paying your redemption proceeds if:

o the New York Stock Exchange is closed (other than customary weekend and holiday closings);

o     trading is restricted or


o     an emergency exists (as determined by the Securities and Exchange
      Commission).

Generally, the Fund will pay you for the shares that you redeem within three days after your redemption request is received. Payment for shares that you recently purchased may be delayed up to 10 business days from the purchase date to allow time for your payment to clear. The Fund may delay forwarding redemption proceeds for up to seven days if the account holder:


o     is engaged in excessive trading or

o if the amount of the redemption request would disrupt efficient portfolio management or adversely affect the Fund.

If you choose to have your redemption proceeds mailed to you and the redemption check is returned as undeliverable or is not presented for payment within six months, the Funds reserve the right to reinvest the check proceeds and future distributions in shares of the particular Fund at the Fund's then-current net asset value until you give the Funds different instructions.

Under extraordinary circumstances, a Fund, in its sole discretion, may elect to honor redemption requests by transferring some of the securities held by the Fund directly to an account holder as a redemption in-kind. For more about Nationwide Funds' ability to make a redemption-in-kind, see the SAI.

The Board of Trustees of the Trust has adopted procedures for redemptions in-kind of affiliated persons of a Fund. Affiliated persons of a Fund include shareholders who are affiliates of the Adviser and shareholders of a Fund owning 5% or more of the outstanding shares of that Fund. These procedures provide that a redemption in-kind shall be effected at approximately the affiliated shareholder's proportionate share of the Fund's current net assets, and are designed so that such redemptions will not favor the affiliated shareholder to the detriment of any other shareholder.

--------------------------------------------------------------------------------

MEDALLION SIGNATURE GUARANTEE

A medallion signature guarantee is required for sales of shares of the Funds in any of the following instances:

o     your account address has changed within the last 15 calendar days;

o the redemption check is made payable to anyone other than the registered shareholder;

o     the proceeds are mailed to any address other than the address of record or

o the redemption proceeds are being wired to a bank for which instructions are currently not on your account.


A medallion signature guarantee is a certification by a bank, brokerage firm or other financial institution that a customer's signature is valid. Medallion signature guarantees can be provided by members of the STAMP program. We reserve the right to require a medallion signature guarantee in other circumstances, without notice.
--------------------------------------------------------------------------------


                                                          LEADERSHIP SERIES | 41

--------------------------------------------------------------------------------
SECTION 4 INVESTING WITH NATIONWIDE FUNDS (CONT.)

EXCESSIVE OR SHORT-TERM TRADING

The Nationwide Funds seek to discourage short-term or excessive trading (often described as "market timing"). Excessive trading (either frequent exchanges between Nationwide Funds or sales and repurchases of Nationwide Funds within a short time period) may:

o     disrupt portfolio management strategies;

o     increase brokerage and other transaction costs and

o     negatively affect fund performance.

Each Fund may be more or less affected by short-term trading in Fund shares, depending on various factors such as the size of the Fund, the amount of assets the Fund typically maintains in cash or cash equivalents, the dollar amount, number and frequency of trades in Fund shares and other factors. Funds that invest in foreign securities may be at greater risk for excessive trading. Investors may attempt to take advantage of anticipated price movements in securities held by the Funds based on events occurring after the close of a foreign market that may not be reflected in a Fund's NAV (referred to as "arbitrage market timing"). Arbitrage market timing may also be attempted in funds that hold significant investments in small-cap securities, high-yield
(junk) bonds and other types of investments that may not be frequently traded. There is the possibility that arbitrage market timing, under certain circumstances, may dilute the value of Fund shares if redeeming shareholders receive proceeds (and buying shareholders receive shares) based on NAVs that do not reflect appropriate fair value prices.

The Board of Trustees of the Trust has adopted and implemented the following policies and procedures to detect, discourage and prevent excessive short-term trading in the Funds:

MONITORING OF TRADING ACTIVITY


The Funds, through the Adviser; its subadvisers and its agents, monitor selected trades and flows of money in and out of the Funds in an effort to detect excessive short-term trading activities. If a shareholder is found to have engaged in excessive short-term trading, the Funds may, in their discretion, ask the shareholder to stop such activities or refuse to process purchases or exchanges in the shareholder's account.


RESTRICTIONS ON TRANSACTIONS

Whenever a Fund is able to identify short-term trades or traders, such Fund has broad authority to take discretionary action against market timers and against particular trades and uniformly will apply the short-term trading restrictions to all such trades that the Fund identifies. They also have sole discretion to:

o restrict purchases or exchanges that they or their agents believe constitute excessive trading and

o reject transactions that violate a Fund's excessive trading policies or its exchange limits.

Each Fund has also implemented redemption and exchange fees to certain accounts to discourage excessive trading and to help offset the expense of such trading.

In general:

o     an exchange equaling 1% or more of a Fund's NAV may be rejected and


o redemption and exchange fees are imposed on certain Nationwide Funds. These Nationwide Funds may assess either a redemption fee if you redeem your Fund shares or an exchange fee if you exchange your Fund shares into another Nationwide Fund. The short-term trading fees are deducted from the proceeds of the redemption of the affected Fund shares.


FAIR VALUATION


The Funds have fair value pricing procedures in place as described above in
Section 4, Investing with Nationwide Funds: Fair Value Pricing.

Despite its best efforts, Nationwide Funds may be unable to identify or deter excessive trades conducted through certain intermediaries or omnibus accounts that transmit aggregate purchase, exchange and redemption orders on behalf of their customers. In short, Nationwide Funds may not be able to prevent all market timing and its potential negative impact.
--------------------------------------------------------------------------------


42 | LEADERSHIP SERIES

EXCHANGE AND REDEMPTION FEES

In order to discourage excessive trading, the Nationwide Funds impose exchange and redemption fees on shares held in certain types of accounts. If you redeem or exchange your shares in such an account within a designated holding period, the redemption fee is paid directly to the fund from which the shares are being redeemed and is designed to offset brokerage commissions, market impact and other costs associated with short-term trading of fund shares. For purposes of determining whether a redemption fee applies to an affected account, shares that were held the longest are redeemed first. If you exchange assets into a fund with a redemption/exchange fee, a new period begins at the time of the exchange.

Redemption and exchange fees do not apply to:

o     shares redeemed or exchanged under regularly scheduled withdrawal plans;

o     shares purchased through reinvested dividends or capital gains;

o shares redeemed (or exchanged into the Nationwide Money Market Fund) following the death or disability of a shareholder. The disability, determination of disability, and subsequent redemption must have occurred during the period the fee applied;

o shares redeemed in connection with mandatory withdrawals from traditional IRAs after age 70 1/2 and other required distributions from retirement accounts;

o shares redeemed or exchanged from retirement accounts within 30 calendar days of an automatic payroll deduction or

o shares redeemed or exchanged by any "fund of funds" that is affiliated with a Fund.

With respect to shares redeemed or exchanged following the death or disability of a shareholder, mandatory retirement plan distributions or redemption within 30 calendar days of an automatic payroll deduction, you must inform Customer Service or your intermediary that the fee does not apply. You may be required to show evidence that you qualify for the exception. Redemption and exchange fees will be assessed unless or until the Funds are notified that an account is exempt.

Only certain intermediaries have agreed to collect the exchange and redemption fees from their customer accounts. In addition, the fees do not apply to certain types of accounts held through intermediaries, including certain:

o     broker wrap fee and other fee-based programs;

o     qualified retirement plan accounts;

o omnibus accounts where there is no capability to impose an exchange fee on underlying customers' accounts and

o intermediaries that do not or cannot report sufficient information to impose an exchange fee on their customer accounts.


To the extent that exchange and redemption fees cannot be collected on particular transactions and excessive trading occurs, the remaining Fund shareholders bear the expense of such frequent trading.

The following Nationwide Funds may assess the fee listed below on the total value of shares that are redeemed or exchanged out of one of these funds into another Nationwide Fund if you have held the shares of the fund for less than the minimum holding period listed below:

--------------------------------------------------------------------------------
                                                       MINIMUM
                                                     EXCHANGE/   HOLDING PERIOD
FUND                                            REDEMPTION FEE  (CALENDAR DAYS)
--------------------------------------------------------------------------------
Nationwide China Opportunities Fund                      2.00%               90
--------------------------------------------------------------------------------
Nationwide Emerging Markets Fund                         2.00%               90
--------------------------------------------------------------------------------
Nationwide Global Financial Services Fund                2.00%               90
--------------------------------------------------------------------------------
Nationwide Health Sciences Fund                          2.00%               90
--------------------------------------------------------------------------------
Nationwide Natural Resources Fund                        2.00%               90
--------------------------------------------------------------------------------
Nationwide Technology and Communications Fund            2.00%               90
--------------------------------------------------------------------------------
Nationwide Global Utilities Fund                         2.00%               90
--------------------------------------------------------------------------------
Nationwide Hedged Core Equity Fund                       2.00%               90
--------------------------------------------------------------------------------
Nationwide International Growth Fund                     2.00%               90
--------------------------------------------------------------------------------
Nationwide International Value Fund                      2.00%               90
--------------------------------------------------------------------------------
Nationwide Market Neutral Fund                           2.00%               90
--------------------------------------------------------------------------------
Nationwide Micro Cap Equity Fund                         2.00%               90
--------------------------------------------------------------------------------
Nationwide Mid Cap Growth Fund                           2.00%               90
--------------------------------------------------------------------------------
Nationwide Mid Cap Growth Leaders Fund                   2.00%               90
--------------------------------------------------------------------------------
Nationwide Small Cap Fund                                2.00%               90
--------------------------------------------------------------------------------
Nationwide Small Cap Core Fund                           2.00%               90
--------------------------------------------------------------------------------
Nationwide Small Cap Growth
   Opportunities Fund                                    2.00%               90
--------------------------------------------------------------------------------
Nationwide Small Cap Leaders Fund                        2.00%               90
--------------------------------------------------------------------------------
Nationwide Small Cap Value Fund                          2.00%               90
--------------------------------------------------------------------------------
Nationwide U.S. Growth Leaders
   Long-Short Fund                                       2.00%               90
--------------------------------------------------------------------------------
Nationwide U.S. Small Cap Value Fund                     2.00%               90
--------------------------------------------------------------------------------
Nationwide Value Opportunities Fund                      2.00%               90
--------------------------------------------------------------------------------
Nationwide Worldwide Leaders Fund                        2.00%               90
--------------------------------------------------------------------------------
NorthPointe Small Cap Growth Fund                        2.00%               90
--------------------------------------------------------------------------------
Nationwide Growth Fund                                   2.00%               30
--------------------------------------------------------------------------------
Nationwide Large Cap Value Fund                          2.00%               30
--------------------------------------------------------------------------------
Nationwide Fund                                          2.00%               30
--------------------------------------------------------------------------------
Nationwide Leaders Fund                                  2.00%               30
--------------------------------------------------------------------------------
Nationwide U.S. Growth Leaders Fund                      2.00%               30
--------------------------------------------------------------------------------
Nationwide Value Fund                                    2.00%               30
--------------------------------------------------------------------------------
Nationwide Bond Fund                                     2.00%                7
--------------------------------------------------------------------------------
Nationwide Bond Index Fund                               2.00%                7
--------------------------------------------------------------------------------
Nationwide Government Bond Fund                          2.00%                7
--------------------------------------------------------------------------------
Nationwide International Index Fund                      2.00%                7
--------------------------------------------------------------------------------
Nationwide Mid Cap Market Index Fund                     2.00%                7
--------------------------------------------------------------------------------
Nationwide Short Duration Bond Fund                      2.00%                7
--------------------------------------------------------------------------------
Nationwide S&P 500 Index Fund                            2.00%                7
--------------------------------------------------------------------------------
Nationwide Small Cap Index Fund                          2.00%                7
--------------------------------------------------------------------------------
Nationwide Tax-Free Income Fund                          2.00%                7
--------------------------------------------------------------------------------


                                                          LEADERSHIP SERIES | 43

SECTION 5 DISTRIBUTIONS AND TAXES


The following information is provided to help you understand the income and capital gains you can earn while you own Fund shares, as well as the federal income taxes you may have to pay. The amount of any distribution varies and there is no guarantee a Fund will pay either income dividends or capital gain distributions. For tax advice about your personal tax situation, please speak with your tax adviser.

INCOME AND CAPITAL GAIN DISTRIBUTIONS

Each Fund intends to qualify each year as a regulated investment company under the Internal Revenue Code. As a regulated investment company, a Fund generally pays no federal income tax on the income and gains it distributes to you. Each Fund expects to declare and distribute its net investment income, if any, to shareholders as dividends quarterly. Capital gains, if any, may be distributed at least annually. A Fund may distribute income dividends and capital gains more frequently, if necessary, in order to reduce or eliminate federal excise or income taxes on the Fund. All income and capital gain distributions are automatically reinvested in shares of the applicable Fund. You may request in writing a payment in cash if the distribution is in excess of $5.

If you choose to have dividends or capital gain distributions, or both, mailed to you and the distribution check is returned as undeliverable or is not presented for payment within six months, the Trust reserves the right to reinvest the check proceeds and future distributions in shares of the applicable Fund at the Fund's then-current NAV until you give the Trust different instructions.

TAX CONSIDERATIONS

If you are a taxable investor, dividends and capital gain distributions you receive from a Fund, whether you reinvest your distributions in additional Fund shares or receive them in cash, are subject to federal income tax, state taxes and possibly local taxes:


o distributions are taxable to you at either ordinary income or capital gains tax rates;


o distributions of short-term capital gains are paid to you as ordinary income that is taxable at applicable ordinary income tax rates;


o distributions of long-term capital gains are taxable to you as long-term capital gains no matter how long you have owned your Fund shares;

o for individuals, a portion of the income dividends paid may be qualified dividend income eligible for long-term capital gains tax rates, provided that certain holding period requirements are met;


o for corporate shareholders, a portion of income dividends paid may be eligible for the corporate dividend-received deduction, subject to certain limitations and

o distributions declared in December to shareholders of record in such month, but paid in January, are taxable as if they were paid in December.

The amount and type of income dividends and the tax status of any capital gains distributed to you are reported on Form 1099-DIV, which we send to you annually during tax season (unless you hold your shares in a qualified tax-deferred plan or account or are otherwise not subject to federal income tax). A Fund may reclassify income after your tax reporting statement is mailed to you. This can result from the rules in the Internal Revenue Code that effectively prevent mutual funds, such as the Funds, from ascertaining with certainty, until after the calendar year end, and in some cases a Fund's fiscal year end, the final amount and character of distributions the Fund has received on its investments during the prior calendar year. Prior to issuing your statement, each Fund makes every effort to search for reclassified income to reduce the number of corrected forms mailed to shareholders. However, when necessary, the Fund will send you a corrected Form 1099-DIV to reflect reclassified information.


Distributions from the Funds (both taxable dividends and capital gains) are normally taxable to you when made, regardless of whether you reinvest these distributions or receive them in cash (unless you hold your shares in a qualified tax-deferred plan or account or are otherwise not subject to federal income tax).


If you are a taxable investor and invest in a Fund shortly before it makes a capital gain distribution, some of your investment may be returned to you in the form of a taxable distribution. This is commonly known as "buying a dividend."


SELLING AND EXCHANGING SHARES


Selling your shares may result in a realized capital gain or loss, which is subject to federal income tax. For tax purposes, an exchange from one Nationwide Fund to another is the same as a sale. For individuals, any long-term capital gains you realize from selling Fund shares are taxed at a maximum rate of 15% (or 0% for individuals in the 10% and 15% federal income tax rate brackets). Short-term capital gains are taxed at ordinary income tax rates. You or your tax adviser should track your purchases, tax basis, sales and any resulting gain or loss. If you redeem Fund shares for a loss, you may be able to use this capital loss to offset any other capital gains you have.


OTHER TAX JURISDICTIONS


Distributions and gains from the sale or exchange of your Fund shares may be subject to state and local taxes, even if not subject to federal income taxes. State and local tax laws vary; please consult your tax adviser. Non-U.S. investors may be


44 | LEADERSHIP SERIES
subject to U.S. withholding at a 30% or lower treaty tax rate and U.S. estate tax and are subject to special U.S. tax certification requirements to avoid backup withholding and claim any treaty benefits. The exemption from U.S. withholding for short-term capital gain and interest-related dividends paid by a Fund to non-U.S. investors will terminate and no longer be available for dividends paid by the Fund with respect to its taxable years beginning after October 31, 2008, unless such exemptions are extended or made permanent.


TAX STATUS FOR RETIREMENT PLANS AND OTHER TAX-DEFERRED ACCOUNTS


When you invest in a Fund through a qualified employee benefit plan, retirement plan or some other tax-deferred account, income dividends and capital gain distributions generally are not subject to current federal income taxes. In general, these plans or accounts are governed by complex tax rules. You should ask your tax adviser or plan administrator for more information about your tax situation, including possible state or local taxes.


BACKUP WITHHOLDING


By law, you may be subject to backup withholding on a portion of your taxable distributions and redemption proceeds unless you provide your correct Social Security or taxpayer identification number and certify that (1) this number is correct, (2) you are not subject to backup withholding, and (3) you are a U.S. person (including a U.S. resident alien). You may also be subject to withholding if the Internal Revenue Service instructs us to withhold a portion of your distributions and proceeds. When withholding is required, the amount is 28% of any distributions or proceeds paid.


THIS DISCUSSION OF "DISTRIBUTIONS AND TAXES" IS NOT INTENDED OR WRITTEN TO BE USED AS TAX ADVICE. BECAUSE EVERYONE'S TAX SITUATION IS UNIQUE, YOU SHOULD CONSULT YOUR TAX PROFESSIONAL ABOUT FEDERAL, STATE, LOCAL OR FOREIGN TAX CONSEQUENCES BEFORE MAKING AN INVESTMENT IN THE FUNDS.

                                                          LEADERSHIP SERIES | 45

SECTION 6 NATIONWIDE MID CAP GROWTH LEADERS FINANCIAL HIGHLIGHTS


The financial highlights tables are intended to help you understand the Funds' financial performance for the past five years ended October 31 or, if a Fund or a class has not been in operation for the past five years, for the life of that Fund or class. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and distributions and no sales charges). Information has been audited by PricewaterhouseCoopers, LLP, whose report, along with the Funds' financial statements, is included in the Trust's annual reports, which are available upon request.


SELECTED DATA FOR EACH SHARE OF CAPITAL OUTSTANDING


-----------------------------------------------------------------------------------------------------------------
                                                      INVESTMENT ACTIVITIES
-----------------------------------------------------------------------------------------------------------------
                                                                   NET
                                                              REALIZED
                                  NET ASSET          NET           AND
                                     VALUE,   INVESTMENT    UNREALIZED   TOTAL FROM    NET ASSET
                                  BEGINNING       INCOME      GAINS ON   INVESTMENT   VALUE, END           TOTAL
                                  OF PERIOD       (LOSS)   INVESTMENTS   ACTIVITIES    OF PERIOD   RETURN (a)(b)
-----------------------------------------------------------------------------------------------------------------
CLASS A SHARES
Year Ended October 31, 2003          $ 8.50       (0.12)          2.92         2.80       $11.30          32.94%
Year Ended October 31, 2004          $11.30       (0.12)          0.34         0.22       $11.52           1.95%
Year Ended October 31, 2005          $11.52       (0.09)          2.32         2.23       $13.75          19.36%
Year Ended October 31, 2006          $13.75       (0.09)          1.45         1.36       $15.11           9.89%
Year Ended October 31, 2007 (h)      $15.11       (0.12)          3.51         3.39       $18.50          22.44%
-----------------------------------------------------------------------------------------------------------------
CLASS B SHARES
Year Ended October 31, 2003          $ 8.03       (0.18)          2.76         2.58       $10.61          32.13%
Year Ended October 31, 2004          $10.61       (0.18)          0.31         0.13       $10.74           1.23%
Year Ended October 31, 2005          $10.74       (0.19)          2.19         2.00       $12.74          18.62%
Year Ended October 31, 2006          $12.74       (0.19)          1.36         1.17       $13.91           9.18%
Year Ended October 31, 2007 (h)      $13.91       (0.22)          3.22         3.00       $16.91          21.57%
-----------------------------------------------------------------------------------------------------------------
CLASS C SHARES
Year Ended October 31, 2003          $ 8.04       (0.16)          2.74         2.58       $10.62          32.09%
Year Ended October 31, 2004          $10.62       (0.16)          0.29         0.13       $10.75           1.22%
Year Ended October 31, 2005 (h)      $10.75       (0.18)          2.18         2.00       $12.75          18.60%
Year Ended October 31, 2006          $12.75       (0.18)          1.35         1.17       $13.92           9.18%
Year Ended October 31, 2007 (h)      $13.92       (0.22)          3.22         3.00       $16.92          21.55%
-----------------------------------------------------------------------------------------------------------------
CLASS D SHARES
Year Ended October 31, 2003          $ 8.60       (0.10)          2.97         2.87       $11.47          33.37%
Year Ended October 31, 2004          $11.47       (0.08)          0.34         0.26       $11.73           2.27%
Year Ended October 31, 2005          $11.73       (0.06)          2.38         2.32       $14.05          19.78%
Year Ended October 31, 2006          $14.05       (0.04)          1.49         1.45       $15.50          10.32%
Year Ended October 31, 2007 (h)      $15.50       (0.07)          3.60         3.53       $19.03          22.77%
-----------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
                                                                    RATIOS/ SUPPLEMENTAL DATA
---------------------------------------------------------------------------------------------------------------------------------
                                                                                                      RATIO OF NET
                                                                                       RATIO OF         INVESTMENT
                                                                RATIO OF NET           EXPENSES             INCOME
                                  NET ASSETS        RATIO OF      INVESTMENT          (PRIOR TO   (LOSS) (PRIOR TO
                                   AT END OF        EXPENSES   INCOME (LOSS)    REIMBURSEMENTS)    REIMBURSEMENTS)
                                      PERIOD      TO AVERAGE      TO AVERAGE         TO AVERAGE         TO AVERAGE     PORTFOLIO
                                      (000S)  NET ASSETS (c)  NET ASSETS (c)  NET ASSETS (c)(d)  NET ASSETS (c)(d)  TURNOVER (e)
---------------------------------------------------------------------------------------------------------------------------------
CLASS A SHARES
Year Ended October 31, 2003         $  6,441           1.55%         (1.27%)              1.99%            (1.71%)       365.45%
Year Ended October 31, 2004         $  5,769           1.50%         (0.97%)              1.98%            (1.44%)       405.85%
Year Ended October 31, 2005         $  6,624           1.52%         (0.74%)              1.82%            (1.03%)       149.29%
Year Ended October 31, 2006         $  6,926           1.48%         (0.57%)              1.54%            (0.64%)       164.51%
Year Ended October 31, 2007 (h)     $  8,128           1.51%         (0.72%)              1.51%            (0.72%)       158.95%
---------------------------------------------------------------------------------------------------------------------------------
CLASS B SHARES
Year Ended October 31, 2003         $  3,663           2.24%         (1.96%)              2.68%            (2.40%)       365.45%
Year Ended October 31, 2004         $  3,324           2.20%         (1.66%)              2.67%            (2.13%)       405.85%
Year Ended October 31, 2005         $  3,387           2.22%         (1.43%)              2.52%            (1.72%)       149.29%
Year Ended October 31, 2006         $  3,096           2.17%         (1.25%)              2.24%            (1.32%)       164.51%
Year Ended October 31, 2007 (h)     $  2,604           2.20%         (1.40%)              2.21%            (1.41%)       158.95%
---------------------------------------------------------------------------------------------------------------------------------
CLASS C SHARES
Year Ended October 31, 2003         $     69           2.24%         (1.96%)              2.69%            (2.41%)       365.45%
Year Ended October 31, 2004         $     77           2.20%         (1.65%)              2.69%            (2.14%)       405.85%
Year Ended October 31, 2005 (h)     $    429           2.23%         (1.45%)              2.46%            (1.69%)       149.29%
Year Ended October 31, 2006         $    741           2.16%         (1.29%)              2.23%            (1.35%)       164.51%
Year Ended October 31, 2007 (h)     $  1,191           2.19%         (1.42%)              2.19%            (1.42%)       158.95%
---------------------------------------------------------------------------------------------------------------------------------
CLASS D SHARES
Year Ended October 31, 2003         $ 11,747           1.24%         (0.96%)              1.69%            (1.40%)       365.45%
Year Ended October 31, 2004         $ 10,857           1.20%         (0.66%)              1.67%            (1.13%)       405.85%
Year Ended October 31, 2005         $ 11,232           1.22%         (0.43%)              1.52%            (0.72%)       149.29%
Year Ended October 31, 2006         $ 10,614           1.17%         (0.26%)              1.24%            (0.33%)       164.51%
Year Ended October 31, 2007 (h)     $ 11,333           1.20%         (0.41%)              1.20%            (0.41%)       158.95%
---------------------------------------------------------------------------------------------------------------------------------


(a)   Excludes sales charge.


(b)   Not annualized for periods less than one year.

(c)   Annualized for periods less than one year.

(d) During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

(e) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

(f) For the period from December 30, 2003 (commencement of operations) through October 31, 2004.


(g) For the period from September 28, 2004 (commencement of operations) through October 31, 2004.

(h) Net investment income (loss) is based on average shares outstanding during the period.

46 | LEADERSHIP SERIES

SELECTED DATA FOR EACH SHARE OF CAPITAL OUTSTANDING


-------------------------------------------------------------------------------------------------------------------
                                                        INVESTMENT ACTIVITIES
-------------------------------------------------------------------------------------------------------------------
                                                                     NET
                                                                REALIZED
                                    NET ASSET          NET           AND
                                       VALUE,   INVESTMENT    UNREALIZED   TOTAL FROM    NET ASSET
                                    BEGINNING       INCOME      GAINS ON   INVESTMENT   VALUE, END           TOTAL
                                    OF PERIOD       (LOSS)   INVESTMENTS   ACTIVITIES    OF PERIOD   RETURN (a)(b)
-------------------------------------------------------------------------------------------------------------------
CLASS R SHARES
Period Ended October 31, 2004 (f)      $11.47       (0.11)          0.32         0.21       $11.68        1.83%
Year Ended October 31, 2005            $11.68       (0.11)          2.36         2.25       $13.93       19.26%
Year Ended October 31, 2006            $13.93       (0.09)          1.47         1.38       $15.31        9.91%
Year Ended October 31, 2007 (h)        $15.31       (0.20)          3.54         3.34       $18.65       21.82%
-------------------------------------------------------------------------------------------------------------------
INSTITUTIONAL CLASS SHARES
Period Ended October 31, 2004 (g)      $11.23       (0.01)          0.51         0.50       $11.73        4.45%
Year Ended October 31, 2005            $11.73       (0.05)          2.36         2.31       $14.04       19.69%
Year Ended October 31, 2006            $14.04       (0.05)          1.49         1.44       $15.48       10.26%
Year Ended October 31, 2007 (h)        $15.48       (0.07)          3.60         3.53       $19.01       22.80%
-------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
                                                                       RATIOS/SUPPLEMENTAL DATA
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                       RATIO OF NET
                                                                                        RATIO OF         INVESTMENT
                                                                 RATIO OF NET           EXPENSES             INCOME
                                    NET ASSETS        RATIO OF     INVESTMENT          (PRIOR TO   (LOSS) (PRIOR TO
                                     AT END OF        EXPENSES  INCOME (LOSS)    REIMBURSEMENTS)    REIMBURSEMENTS)
                                        PERIOD      TO AVERAGE     TO AVERAGE         TO AVERAGE         TO AVERAGE     PORTFOLIO
                                        (000S)  NET ASSETS (c)     NET ASSETS  NET ASSETS (c)(d)  NET ASSETS (c)(d)  TURNOVER (e)
----------------------------------------------------------------------------------------------------------------------------------
CLASS R SHARES
Period Ended October 31, 2004 (f)    $       1           1.72%        (1.16%)              2.09%            (1.53%)       405.85%
Year Ended October 31, 2005          $       1           1.60%        (0.83%)              1.90%            (1.13%)       149.29%
Year Ended October 31, 2006          $       1           1.53%        (0.63%)              1.57%            (0.66%)       164.51%
Year Ended October 31, 2007 (h)      $       2           1.95%        (1.17%)              1.96%            (1.19%)       158.95%
----------------------------------------------------------------------------------------------------------------------------------
INSTITUTIONAL CLASS SHARES
Period Ended October 31, 2004 (g)    $       1           1.08%        (0.69%)              2.50%            (2.11%)       405.85%
Year Ended October 31, 2005          $  16,263           1.23%        (0.51%)              1.43%            (0.71%)       149.29%
Year Ended October 31, 2006          $  14,894           1.17%        (0.26%)              1.24%            (0.33%)       164.51%
Year Ended October 31, 2007 (h)      $  18,289           1.20%        (0.41%)              1.20%            (0.41%)       158.95%
----------------------------------------------------------------------------------------------------------------------------------


(a)   Excludes sales charge.


(b)   Not annualized for periods less than one year.

(c)   Annualized for periods less than one year.

(d) During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

(e) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

(f) For the period from December 30, 2003 (commencement of operations) through October 31, 2004.


(g) For the period from September 28, 2004 (commencement of operations) through October 31, 2004.

(h) Net investment income (loss) is based on average shares outstanding during the period.

                                                          LEADERSHIP SERIES | 47

SECTION 6 NATIONWIDE LEADERS FUND FINANCIAL HIGHLIGHTS

SELECTED DATA FOR EACH SHARE OF CAPITAL OUTSTANDING


----------------------------------------------------------------------------------------
                                                          INVESTMENT ACTIVITIES
----------------------------------------------------------------------------------------
                                                                       NET
                                                                  REALIZED
                                      NET ASSET          NET           AND
                                         VALUE,   INVESTMENT    UNREALIZED   TOTAL FROM
                                      BEGINNING       INCOME      GAINS ON   INVESTMENT
                                      OF PERIOD       (LOSS)   INVESTMENTS   ACTIVITIES
----------------------------------------------------------------------------------------
CLASS A SHARES
Year Ended October 31, 2003              $ 9.46          (h)          1.98         1.98
Year Ended October 31, 2004              $11.40     (0.04)            1.18         1.14
Year Ended October 31, 2005              $12.54      0.10             2.12         2.22
Year Ended October 31, 2006              $13.92      0.11             1.83         1.94
Year Ended October 31, 2007 (g)          $14.17      0.04             2.30         2.34
----------------------------------------------------------------------------------------
CLASS B SHARES
Year Ended October 31, 2003              $ 9.40     (0.09)            1.97         1.88
Year Ended October 31, 2004              $11.27     (0.12)            1.17         1.05
Year Ended October 31, 2005              $12.32      0.03             2.05         2.08
Year Ended October 31, 2006              $13.62      0.02             1.78         1.80
Year Ended October 31, 2007 (g)          $13.78     (0.05)            2.23         2.18
----------------------------------------------------------------------------------------
CLASS C SHARES
Year Ended October 31, 2003              $ 9.40     (0.08)            1.96         1.88
Year Ended October 31, 2004              $11.27     (0.12)            1.16         1.04
Year Ended October 31, 2005              $12.31      0.03             2.07         2.10
Year Ended October 31, 2006              $13.62      0.02             1.78         1.80
Year Ended October 31, 2007 (g)          $13.77     (0.05)            2.22         2.17
----------------------------------------------------------------------------------------
CLASS R SHARES
Period Ended October 31, 2003 (f)        $10.98     (0.01)            0.31         0.30
Year Ended October 31, 2004              $11.28     (0.08)            1.17         1.09
Year Ended October 31, 2005              $12.37      0.14             2.06         2.20
Year Ended October 31, 2006              $13.73      0.07             1.81         1.88
Year Ended October 31, 2007 (g)          $13.93      0.03             2.22         2.25
----------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------
                                                  DISTRIBUTIONS
---------------------------------------------------------------------------------------------------------
                                             NET        NET                    NET ASSET
                                      INVESTMENT   REALIZED           TOTAL   VALUE, END           TOTAL
                                          INCOME      GAINS   DISTRIBUTIONS    OF PERIOD   RETURN (a)(b)
---------------------------------------------------------------------------------------------------------
CLASS A SHARES
Year Ended October 31, 2003               (0.04)        --           (0.04)      $ 11.40          20.97%
Year Ended October 31, 2004                  --         --              --       $ 12.54          10.00%
Year Ended October 31, 2005               (0.08)     (0.76)          (0.84)      $ 13.92          18.12%
Year Ended October 31, 2006               (0.20)     (1.49)          (1.69)      $ 14.17          15.16%
Year Ended October 31, 2007 (g)           (0.02)     (1.14)          (1.16)      $ 15.35          17.53%
---------------------------------------------------------------------------------------------------------
CLASS B SHARES
Year Ended October 31, 2003               (0.01)        --           (0.01)      $ 11.27          20.08%
Year Ended October 31, 2004                  --         --              --       $ 12.32           9.32%
Year Ended October 31, 2005               (0.02)     (0.76)          (0.78)      $ 13.62          17.25%
Year Ended October 31, 2006               (0.15)     (1.49)          (1.64)      $ 13.78          14.35%
Year Ended October 31, 2007 (g)              --      (1.14)          (1.14)      $ 14.82          16.78%
---------------------------------------------------------------------------------------------------------
CLASS C SHARES
Year Ended October 31, 2003               (0.01)        --           (0.01)      $ 11.27          20.08%
Year Ended October 31, 2004                  --         --              --       $ 12.31           9.32%
Year Ended October 31, 2005               (0.03)     (0.76)          (0.79)      $ 13.62          17.30%
Year Ended October 31, 2006               (0.16)     (1.49)          (1.65)      $ 13.77          14.32%
Year Ended October 31, 2007 (g)               -      (1.14)          (1.14)      $ 14.80          16.71%
---------------------------------------------------------------------------------------------------------
CLASS R SHARES
Period Ended October 31, 2003 (f)            --         --              --       $ 11.28           2.73%
Year Ended October 31, 2004                  --         --              --       $ 12.37           9.66%
Year Ended October 31, 2005               (0.08)     (0.76)          (0.84)      $ 13.73          18.19%
Year Ended October 31, 2006               (0.19)     (1.49)          (1.68)      $ 13.93          14.87%
Year Ended October 31, 2007 (g)           (0.01)     (1.14)          (1.15)      $ 15.03          17.13%
--------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
                                                                       RATIOS/SUPPLEMENTAL DATA
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                      RATIO OF NET
                                                                             RATIO        RATIO OF      INVESTMENT
                                                                            OF NET        EXPENSES   INCOME (LOSS)
                                                                        INVESTMENT       (PRIOR TO       (PRIOR TO
                                      NET ASSETS         RATIO OF           INCOME      REIMBURSE-      REIMBURSE-
                                       AT END OF         EXPENSES        (LOSS) TO       MENTS) TO       MENTS) TO
                                          PERIOD       TO AVERAGE          AVERAGE     AVERAGE NET     AVERAGE NET      PORTFOLIO
                                          (000S)   NET ASSETS (c)   NET ASSETS (c)   ASSETS (c)(d)   ASSETS (c)(d)   TURNOVER (e)
----------------------------------------------------------------------------------------------------------------------------------
CLASS A SHARES
Year Ended October 31, 2003               $1,351            1.45%          (0.04%)           3.23%         (1.82%)        196.86%
Year Ended October 31, 2004               $1,445            1.47%          (0.31%)           2.61%         (1.46%)        230.95%
Year Ended October 31, 2005               $5,309            1.51%           0.94%            1.80%          0.65%         522.67%
Year Ended October 31, 2006               $7,117            1.56%           0.72%            1.75%          0.52%         599.86%
Year Ended October 31, 2007 (g)           $8,459            1.52%           0.30%            1.68%          0.14%         759.85%
----------------------------------------------------------------------------------------------------------------------------------
CLASS B SHARES
Year Ended October 31, 2003               $  350            2.20%          (0.74%)           4.11%         (2.65%)        196.86%
Year Ended October 31, 2004               $  410            2.20%          (1.05%)           3.34%         (2.20%)        230.95%
Year Ended October 31, 2005               $  769            2.20%           0.32%            2.55%         (0.04%)        522.67%
Year Ended October 31, 2006               $1,096            2.27%          (0.06%)           2.47%         (0.27%)        599.86%
Year Ended October 31, 2007 (g)           $1,098            2.20%          (0.37%)           2.36%         (0.52%)        759.85%
----------------------------------------------------------------------------------------------------------------------------------
CLASS C SHARES
Year Ended October 31, 2003               $  358            2.20%          (0.82%)           3.95%         (2.57%)        196.86%
Year Ended October 31, 2004               $  404            2.20%          (1.05%)           3.34%         (2.20%)        230.95%
Year Ended October 31, 2005               $2,046            2.20%           0.40%            2.43%          0.18%         522.67%
Year Ended October 31, 2006               $3,606            2.27%          (0.06%)           2.47%         (0.27%)        599.86%
Year Ended October 31, 2007 (g)           $3,686            2.21%          (0.38%)           2.35%         (0.52%)        759.85%
----------------------------------------------------------------------------------------------------------------------------------
CLASS R SHARES
Period Ended October 31, 2003 (f)         $    1            1.80%          (1.11%)           1.90%         (1.21%)        196.86%
Year Ended October 31, 2004               $    1            1.81%          (0.69%)           2.91%         (1.79%)        230.95%
Year Ended October 31, 2005               $    1            1.45%           1.04%            1.79%          0.70%         522.67%
Year Ended October 31, 2006               $    2            1.80%           0.50%            2.02%          0.28%         599.86%
Year Ended October 31, 2007 (g)           $   64            1.76%           0.20%            1.90%          0.06%         759.85%
----------------------------------------------------------------------------------------------------------------------------------


(a)   Excludes sales charge.

(b)   Not annualized for periods less than one year.

(c)   Annualized for periods less than one year.

(d) During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

(e) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

(f) For the period from October 1, 2003 (commencement of operations) through October 31, 2003.

(g) Net investment income (loss) is based on average shares outstanding during the period.

(h)   The amount is less than $0.005.


48 | LEADERSHIP SERIES

SELECTED DATA FOR EACH SHARE OF CAPITAL OUTSTANDING


----------------------------------------------------------------------------------------
                                                          INVESTMENT ACTIVITIES
----------------------------------------------------------------------------------------
                                                                       NET
                                                                  REALIZED
                                                                       AND
                                      NET ASSET          NET    UNREALIZED
                                         VALUE,   INVESTMENT         GAINS   TOTAL FROM
                                      BEGINNING       INCOME   (LOSSES) ON   INVESTMENT
                                      OF PERIOD       (LOSS)   INVESTMENTS   ACTIVITIES
----------------------------------------------------------------------------------------
INSTITUTIONAL SERVICE CLASS SHARES
Year Ended October 31, 2003              $ 9.47          (h)          1.99         1.99
Year Ended October 31, 2004              $11.42     (0.03)            1.18         1.15
Year Ended October 31, 2005              $12.57      0.12             2.12         2.24
Year Ended October 31, 2006 (g)          $13.96      0.31             1.66         1.97
Year Ended October 31, 2007 (g)          $14.35      0.09             2.33         2.42
----------------------------------------------------------------------------------------
INSTITUTIONAL CLASS SHARES
Period Ended October 31, 2004 (f)        $12.22     (0.01)            0.37         0.36
Year Ended October 31, 2005              $12.58      0.17             2.09         2.26
Year Ended October 31, 2006              $13.96      0.15             1.85         2.00
Year Ended October 31, 2007 (g)          $14.24      0.11             2.29         2.40
----------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------
                                                  DISTRIBUTIONS
------------------------------------------------------------------------------------------------------
                                             NET        NET                    NET ASSET
                                      INVESTMENT   REALIZED           TOTAL   VALUE, END        TOTAL
                                          INCOME      GAINS   DISTRIBUTIONS    OF PERIOD   RETURN (a)(b)
------------------------------------------------------------------------------------------------------
INSTITUTIONAL SERVICE CLASS SHARES
Year Ended October 31, 2003               (0.04)        --           (0.04)      $ 11.42       21.10%
Year Ended October 31, 2004                  --         --              --       $ 12.57       10.07%
Year Ended October 31, 2005               (0.09)     (0.76)          (0.85)      $ 13.96       18.23%
Year Ended October 31, 2006 (h)           (0.09)     (1.49)          (1.58)      $ 14.35       15.27%
Year Ended October 31, 2007 (h)           (0.05)     (1.14)          (1.19)      $ 15.58       17.84%
------------------------------------------------------------------------------------------------------
INSTITUTIONAL CLASS SHARES
Period Ended October 31, 2004 (g)            --         --              --       $ 12.58        2.95%
Year Ended October 31, 2005               (0.12)     (0.76)          (0.88)      $ 13.96       18.37%
Year Ended October 31, 2006               (0.23)     (1.49)          (1.72)      $ 14.24       15.60%
Year Ended October 31, 2007 (h)           (0.05)     (1.14)          (1.19)      $ 15.45       17.85%
------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
                                                                   RATIOS/SUPPLEMENTAL DATA
------------------------------------------------------------------------------------------------------------------------
                                                                                            RATIO OF NET
                                                                     RATIO      RATIO OF      INVESTMENT
                                                                    OF NET      EXPENSES   INCOME (LOSS)
                                                                INVESTMENT     (PRIOR TO       (PRIOR TO
                                      NET ASSETS     RATIO OF       INCOME    REIMBURSE-      REIMBURSE-
                                       AT END OF     EXPENSES    (LOSS) TO     MENTS) TO       MENTS) TO
                                          PERIOD   TO AVERAGE      AVERAGE   AVERAGE NET     AVERAGE NET      PORTFOLIO
                                          (000S)   NET ASSETS(c) NET ASSETS(c) ASSETS (c)(d)  ASSETS (c)(d)  TURNOVER (e)
------------------------------------------------------------------------------------------------------------------------
INSTITUTIONAL SERVICE CLASS SHARES
Year Ended October 31, 2003               $1,395        1.38%       0.01%          3.06%         (1.67%)        196.86%
Year Ended October 31, 2004               $2,377        1.41%      (0.27%)         2.56%         (1.42%)        230.95%
Year Ended October 31, 2005               $6,674        1.43%       0.98%          1.75%          0.66%         522.67%
Year Ended October 31, 2006 (h)           $  431        1.44%       2.27%          1.54%          2.18%         599.86%
Year Ended October 31, 2007 (h)           $  507        1.24%       0.60%          1.39%          0.45%         759.85%
------------------------------------------------------------------------------------------------------------------------
INSTITUTIONAL CLASS SHARES
Period Ended October 31, 2004 (g)         $    1        1.12%      (0.17%)         2.44%         (1.50%)        230.95%
Year Ended October 31, 2005               $    1        1.20%       1.23%          1.77%          0.72%         522.67%
Year Ended October 31, 2006               $    1        1.22%       1.08%          1.41%          0.89%         599.86%
Year Ended October 31, 2007 (h)           $5,858        1.20%       0.78%          1.36%          0.62%         759.85%
------------------------------------------------------------------------------------------------------------------------


(a)   Excludes sales charge.


(b)   Not annualized for periods less than one year.

(c)   Annualized for periods less than one year.

(d) During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

(e) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

(f) For the period from June 29, 2004 (commencement of operations) through October 31, 2004.

(g) Net investment income (loss) is based on average shares outstanding during the period.

(h)   The amount is less than $0.005.


                                                          LEADERSHIP SERIES | 49

SECTION 6 NATIONWIDE SMALL CAP LEADERS FUND FINANCIAL HIGHLIGHTS

SELECTED DATA FOR EACH SHARE OF CAPITAL OUTSTANDING


----------------------------------------------------------------------------------------
                                                         INVESTMENT ACTIVITIES
----------------------------------------------------------------------------------------

                                                                       NET
                                                                  REALIZED
                                      NET ASSET          NET           AND
                                         VALUE,   INVESTMENT    UNREALIZED   TOTAL FROM
                                      BEGINNING       INCOME      GAINS ON   INVESTMENT
                                      OF PERIOD       (LOSS)   INVESTMENTS   ACTIVITIES
----------------------------------------------------------------------------------------
CLASS A SHARES
Period Ended October 31, 2005 (f)        $10.00     (0.01)            0.09         0.08
Year Ended October 31, 2006              $10.08          (g)          3.04         3.04
Year Ended October 31, 2007              $12.91     (0.05)            1.03         0.98
----------------------------------------------------------------------------------------
CLASS B SHARES
Period Ended October 31, 2005 (f)        $10.00     (0.02)            0.05         0.03
Year Ended October 31, 2006              $10.03     (0.04)            2.96         2.92
Year Ended October 31, 2007              $12.76     (0.14)            1.01         0.87
----------------------------------------------------------------------------------------
CLASS C SHARES
Period Ended October 31, 2005 (f)        $10.00     (0.04)            0.08         0.04
Year Ended October 31, 2006              $10.04     (0.05)            2.98         2.93
Year Ended October 31, 2007              $12.78     (0.13)            0.99         0.86
----------------------------------------------------------------------------------------
CLASS R SHARES
Period Ended October 31, 2005 (f)        $10.00     (0.06)            0.11         0.05
Year Ended October 31, 2006              $10.05          (g)          3.00         3.00
Year Ended October 31, 2007              $12.84     (0.06)            0.99         0.93
----------------------------------------------------------------------------------------
INSTITUTIONAL SERVICE CLASS SHARES
Period Ended October 31, 2005 (f)        $10.00          (g)          0.10         0.10
Year Ended October 31, 2006              $10.10      0.01             3.06         3.07
Year Ended October 31, 2007              $12.95     (0.05)            1.04         0.99
----------------------------------------------------------------------------------------
INSTITUTIONAL CLASS SHARES
Period Ended October 31, 2005 (f)        $10.00     (0.01)            0.12         0.11
Year Ended October 31, 2006              $10.11      0.07             3.02         3.09
Year Ended October 31, 2007              $12.98          (g)          1.01         1.01
----------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------
                                                 DISTRIBUTIONS
--------------------------------------------------------------------------------------------------------

                                            NET        NET                    NET ASSET
                                     INVESTMENT   REALIZED           TOTAL   VALUE, END           TOTAL
                                         INCOME      GAINS   DISTRIBUTIONS    OF PERIOD   RETURN (a)(b)
--------------------------------------------------------------------------------------------------------
CLASS A SHARES
Period Ended October 31, 2005 (f)         --           --              --        $10.08           0.80%
Year Ended October 31, 2006            (0.02)       (0.19)          (0.21)       $12.91          30.65%
Year Ended October 31, 2007               --        (1.08)          (1.08)       $12.81           7.82%
--------------------------------------------------------------------------------------------------------
CLASS B SHARES
Period Ended October 31, 2005 (f)         --           --              --        $10.03           0.30%
Year Ended October 31, 2006               --(g)     (0.19)          (0.19)       $12.76          29.55%
Year Ended October 31, 2007               --        (1.08)          (1.08)       $12.55           7.00%
--------------------------------------------------------------------------------------------------------
CLASS C SHARES
Period Ended October 31, 2005 (f)         --           --              --        $10.04           0.40%
Year Ended October 31, 2006               --(g)     (0.19)          (0.19)       $12.78          29.63%
Year Ended October 31, 2007               --        (1.08)          (1.08)       $12.56           6.90%
--------------------------------------------------------------------------------------------------------
CLASS R SHARES
Period Ended October 31, 2005 (f)         --           --              --        $10.05           0.50%
Year Ended October 31, 2006            (0.02)       (0.19)          (0.21)       $12.84          30.32%
Year Ended October 31, 2007               --        (1.08)          (1.08)       $12.69           7.45%
--------------------------------------------------------------------------------------------------------
INSTITUTIONAL SERVICE CLASS SHARES
Period Ended October 31, 2005 (f)         --           --              --        $10.10           1.00%
Year Ended October 31, 2006            (0.03)       (0.19)          (0.22)       $12.95          30.83%
Year Ended October 31, 2007               --        (1.08)          (1.08)       $12.86           7.88%
--------------------------------------------------------------------------------------------------------
INSTITUTIONAL CLASS SHARES
Period Ended October 31, 2005 (f)         --           --              --        $10.11           1.10%
Year Ended October 31, 2006            (0.03)       (0.19)          (0.22)       $12.98          31.03%
Year Ended October 31, 2007               --        (1.08)          (1.08)       $12.91           8.03%
--------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
                                                                      RATIOS/SUPPLEMENTAL DATA
--------------------------------------------------------------------------------------------------------------------------------

                                                                                                    RATIO OF NET
                                                                           RATIO        RATIO OF      INVESTMENT
                                                                          OF NET        EXPENSES   INCOME (LOSS)
                                                                      INVESTMENT       (PRIOR TO       (PRIOR TO
                                    NET ASSETS         RATIO OF           INCOME      REIMBURSE-      REIMBURSE-
                                     AT END OF         EXPENSES        (LOSS) TO       MENTS) TO       MENTS) TO
                                        PERIOD       TO AVERAGE          AVERAGE     AVERAGE NET     AVERAGE NET      PORTFOLIO
                                        (000S)   NET ASSETS (c)   NET ASSETS (c)   ASSETS (c)(d)   ASSETS (c)(d)   TURNOVER (e)
--------------------------------------------------------------------------------------------------------------------------------
CLASS A SHARES
Period Ended October 31, 2005 (f)      $ 5,449            1.80%          (0.20%)           2.36%         (0.76%)        372.55%
Year Ended October 31, 2006            $21,484            1.61%          (0.05%)           1.66%         (0.10%)        440.62%
Year Ended October 31, 2007            $21,832            1.59%          (0.39%)           1.59%         (0.40%)        412.18%
--------------------------------------------------------------------------------------------------------------------------------
CLASS B SHARES
Period Ended October 31, 2005 (f)      $   888            2.49%          (0.88%)           3.00%         (1.39%)        372.55%
Year Ended October 31, 2006            $ 1,783            2.35%          (0.50%)           2.40%         (0.55%)        440.62%
Year Ended October 31, 2007            $ 2,361            2.33%          (1.17%)           2.33%         (1.17%)        412.18%
--------------------------------------------------------------------------------------------------------------------------------
CLASS C SHARES
Period Ended October 31, 2005 (f)      $ 5,657            2.49%          (0.90%)           3.04%         (1.45%)        372.55%
Year Ended October 31, 2006            $11,686            2.35%          (0.57%)           2.40%         (0.63%)        440.62%
Year Ended October 31, 2007            $20,302            2.34%          (1.18%)           2.34%         (1.18%)        412.18%
--------------------------------------------------------------------------------------------------------------------------------
CLASS R SHARES
Period Ended October 31, 2005 (f)      $     1            2.26%          (0.74%)           3.03%         (1.51%)        372.55%
Year Ended October 31, 2006            $     6            1.95%          (0.46%)           1.99%         (0.50%)        440.62%
Year Ended October 31, 2007            $   534            1.95%          (1.19%)           1.95%         (1.19%)        412.18%
--------------------------------------------------------------------------------------------------------------------------------
INSTITUTIONAL SERVICE CLASS SHARES
Period Ended October 31, 2005 (f)      $     1            1.57%          (0.04%)           2.21%         (0.69%)        372.55%
Year Ended October 31, 2006            $    86            1.50%          (0.56%)           1.54%         (0.60%)        440.62%
Year Ended October 31, 2007            $ 1,038            1.56%          (0.87%)           1.56%         (0.87%)        412.18%
--------------------------------------------------------------------------------------------------------------------------------
INSTITUTIONAL CLASS SHARES
Period Ended October 31, 2005 (f)      $ 4,045            1.49%           0.05%            2.29%         (0.89%)        372.55%
Year Ended October 31, 2006            $ 5,308            1.35%           0.62%            1.40%          0.57%         440.62%
Year Ended October 31, 2007            $ 4,210            1.32%          (0.01%)           1.32%         (0.01%)        412.18%
--------------------------------------------------------------------------------------------------------------------------------


(a)   Excludes sales charge.


(b)   Not annualized for periods less than one year.

(c)   Annualized for periods less than one year.

(d) During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

(e) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

(f) For the period from December 29, 2004 (commencement of operations) through October 31, 2005.

(g)   Amount is less than $0.005.


50 | LEADERSHIP SERIES

SECTION 6 NATIONWIDE U.S. GROWTH LEADERS FUND FINANCIAL HIGHLIGHTS

SELECTED DATA FOR EACH SHARE OF CAPITAL OUTSTANDING


-----------------------------------------------------------------------------------------
                                                         INVESTMENT ACTIVITIES
-----------------------------------------------------------------------------------------

                                                                        NET
                                                                   REALIZED
                                                                        AND
                                      NET ASSET          NET     UNREALIZED
                                         VALUE,   INVESTMENT          GAINS   TOTAL FROM
                                      BEGINNING       INCOME    (LOSSES) ON   INVESTMENT
                                      OF PERIOD       (LOSS)    INVESTMENTS   ACTIVITIES
-----------------------------------------------------------------------------------------
CLASS A SHARES
Year Ended October 31, 2003              $ 5.49     (0.03)            2.76         2.73
Year Ended October 31, 2004              $ 8.22     (0.07)            0.34         0.27
Year Ended October 31, 2005              $ 8.49     (0.05)            1.52         1.47
Year Ended October 31, 2006              $ 9.96     (0.06)            0.27         0.21
Year Ended October 31, 2007              $ 9.57     (0.08)            2.87         2.79
-----------------------------------------------------------------------------------------
CLASS B SHARES
Year Ended October 31, 2003 (f)          $ 5.40     (0.11)            2.74         2.63
Year Ended October 31, 2004              $ 8.03     (0.13)            0.34         0.21
Year Ended October 31, 2005              $ 8.24     (0.12)            1.47         1.35
Year Ended October 31, 2006              $ 9.59     (0.11)            0.25         0.14
Year Ended October 31, 2007              $ 9.13     (0.15)            2.74         2.59
-----------------------------------------------------------------------------------------
CLASS C SHARES
Year Ended October 31, 2003 (f)          $ 5.44     (0.13)            2.77         2.64
Year Ended October 31, 2004              $ 8.08     (0.11)            0.32         0.21
Year Ended October 31, 2005              $ 8.29     (0.15)            1.51         1.36
Year Ended October 31, 2006              $ 9.65     (0.11)            0.25         0.14
Year Ended October 31, 2007              $ 9.19     (0.15)            2.76         2.61
-----------------------------------------------------------------------------------------
CLASS R SHARES
Period Ended October 31, 2003 (g)        $ 7.49     (0.01)            0.56         0.55
Year Ended October 31, 2004              $ 8.04     (0.11)            0.34         0.23
Year Ended October 31, 2005              $ 8.27        --(l)          1.44         1.44
Year Ended October 31, 2006              $ 9.71     (0.07)            0.25         0.18
Year Ended October 31, 2007              $ 9.29     (0.10)            2.78         2.68
-----------------------------------------------------------------------------------------
INSTITUTIONAL SERVICE CLASS SHARES
Year Ended October 31, 2003              $ 5.54     (0.03)            2.80         2.77
Year Ended October 31, 2004              $ 8.31     (0.09)            0.37         0.28
Year Ended October 31, 2005              $ 8.59     (0.07)            1.56         1.49
Year Ended October 31, 2006              $10.08     (0.06)            0.30         0.24
Year Ended October 31, 2007              $ 9.72     (0.09)            2.95         2.86
-----------------------------------------------------------------------------------------
INSTITUTIONAL CLASS SHARES
Period Ended October 31, 2004 (h)        $ 8.62     (0.02)           (0.01)       (0.03)
Year Ended October 31, 2005              $ 8.59     (0.03)            1.55         1.52
Year Ended October 31, 2006              $10.11     (0.02)            0.26         0.24
Year Ended October 31, 2007              $ 9.75     (0.04)            2.93         2.89
-----------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------
                                             DISTRIBUTIONS
---------------------------------------------------------------------------------------------

                                            NET                    NET ASSET
                                       REALIZED           TOTAL   VALUE, END           TOTAL
                                          GAINS   DISTRIBUTIONS    OF PERIOD   RETURN (a)(b)
---------------------------------------------------------------------------------------------
CLASS A SHARES
Year Ended October 31, 2003                 --              --        $ 8.22       49.73%
Year Ended October 31, 2004                 --              --        $ 8.49        3.28%
Year Ended October 31, 2005                 --              --        $ 9.96       17.31%
Year Ended October 31, 2006              (0.60)          (0.60)       $ 9.57        1.77%(j)
Year Ended October 31, 2007                 --              --        $12.36       29.29%
---------------------------------------------------------------------------------------------
CLASS B SHARES
Year Ended October 31, 2003 (f)             --              --        $ 8.03       48.70%
Year Ended October 31, 2004                 --              --        $ 8.24        2.62%
Year Ended October 31, 2005                 --              --        $ 9.59       16.38%
Year Ended October 31, 2006              (0.60)          (0.60)       $ 9.13        1.18%(j)
Year Ended October 31, 2007                 --              --        $11.72       28.37%
---------------------------------------------------------------------------------------------
CLASS C SHARES
Year Ended October 31, 2003 (f)             --              --        $ 8.08       48.53%
Year Ended October 31, 2004                 --              --        $ 8.29        2.60%
Year Ended October 31, 2005                 --              --        $ 9.65       16.41%
Year Ended October 31, 2006              (0.60)          (0.60)       $ 9.19        1.18%(j)
Year Ended October 31, 2007                 --              --        $11.80       28.40%
---------------------------------------------------------------------------------------------
CLASS R SHARES
Period Ended October 31, 2003 (g)           --              --        $ 8.04        7.34%
Year Ended October 31, 2004                 --              --        $ 8.27        2.86%
Year Ended October 31, 2005                 --              --        $ 9.71       17.41%
Year Ended October 31, 2006              (0.60)          (0.60)       $ 9.29        1.60%(j)
Year Ended October 31, 2007                 --              --        $11.97       28.85%
---------------------------------------------------------------------------------------------
INSTITUTIONAL SERVICE CLASS SHARES
Year Ended October 31, 2003                 --              --        $ 8.31       50.00%
Year Ended October 31, 2004                 --              --        $ 8.59        3.37%
Year Ended October 31, 2005                 --              --        $10.08       17.35%
Year Ended October 31, 2006              (0.60)          (0.60)       $ 9.72        1.95%(j)
Year Ended October 31, 2007                 --              --        $12.58       29.69%
---------------------------------------------------------------------------------------------
INSTITUTIONAL CLASS SHARES
Period Ended October 31, 2004 (h)           --              --        $ 8.59       (0.35%)
Year Ended October 31, 2005                 --              --        $10.11       17.69%
Year Ended October 31, 2006              (0.60)          (0.60)       $ 9.75        2.16%(j)
Year Ended October 31, 2007                 --              --        $12.64       29.64%
---------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
                                                                      RATIOS/SUPPLEMENTAL DATA
--------------------------------------------------------------------------------------------------------------------------------

                                                                                                    RATIO OF NET
                                                                                        RATIO OF      INVESTMENT
                                                                           RATIO        EXPENSES   INCOME (LOSS)
                                                                          OF NET       (PRIOR TO       (PRIOR TO
                                    NET ASSETS         RATIO OF       INVESTMENT      REIMBURSE-      REIMBURSE-
                                     AT END OF         EXPENSES    INCOME (LOSS)       MENTS) TO       MENTS) TO
                                        PERIOD       TO AVERAGE       TO AVERAGE     AVERAGE NET     AVERAGE NET      PORTFOLIO
                                        (000S)   NET ASSETS (c)   NET ASSETS (c)   ASSETS (c)(d)   ASSETS (c)(d)   TURNOVER (e)
--------------------------------------------------------------------------------------------------------------------------------
CLASS A SHARES
Year Ended October 31, 2003            $ 8,714         1.59%          (1.02%)           2.10%         (1.54%)           637.45%
Year Ended October 31, 2004            $21,273         1.64%          (1.06%)           1.80%         (1.23%)           510.91%
Year Ended October 31, 2005            $76,762         1.56%          (0.89%)                (i)             (i)        442.04%
Year Ended October 31, 2006            $86,364         1.46%(k)       (0.52%)(k)        1.48%(k)      (0.54%)(k)        389.34%
Year Ended October 31, 2007            $84,973         1.50%          (0.69%)           1.51%         (0.70%)           334.26%
--------------------------------------------------------------------------------------------------------------------------------
CLASS B SHARES
Year Ended October 31, 2003 (f)        $ 2,023         2.30%          (1.72%)           2.96%         (2.38%)           637.45%
Year Ended October 31, 2004            $ 2,572         2.30%          (1.71%)           2.45%         (1.86%)           510.91%
Year Ended October 31, 2005            $ 4,253         2.24%          (1.53%)                (i)             (i)        442.04%
Year Ended October 31, 2006            $ 6,072         2.15%(k)       (1.24%)(k)        2.18%(k)      (1.27%)(k)        389.34%
Year Ended October 31, 2007            $ 6,324         2.21%          (1.40%)           2.21%         (1.40%)           334.26%
--------------------------------------------------------------------------------------------------------------------------------
CLASS C SHARES
Year Ended October 31, 2003 (f)        $ 1,606         2.30%          (1.76%)           2.60%         (2.07%)           637.45%
Year Ended October 31, 2004            $ 4,000         2.30%          (1.74%)           2.47%         (1.91%)           510.91%
Year Ended October 31, 2005            $22,774         2.22%          (1.56%)                (i)             (i)        442.04%
Year Ended October 31, 2006            $36,040         2.15%(k)       (1.23%)(k)        2.18%(k)      (1.25%)(k)        389.34%
Year Ended October 31, 2007            $34,820         2.21%          (1.40%)           2.21%         (1.40%)           334.26%
--------------------------------------------------------------------------------------------------------------------------------
CLASS R SHARES
Period Ended October 31, 2003 (g)      $     1         1.90%          (1.64%)           2.00%         (1.74%)(g)        637.45%
Year Ended October 31, 2004            $     1         1.89%          (1.33%)           2.20%         (1.64%)           510.91%
Year Ended October 31, 2005            $   637         1.54%          (0.93%)                (i)             (i)        442.04%
Year Ended October 31, 2006            $ 1,037         1.70%(k)       (0.79%)(k)        1.72%(k)      (0.80%)(k)        389.34%
Year Ended October 31, 2007            $ 1,734         1.81%          (1.02%)           1.81%         (1.02%)           334.26%
--------------------------------------------------------------------------------------------------------------------------------
INSTITUTIONAL SERVICE CLASS SHARES
Year Ended October 31, 2003            $ 6,563         1.50%          (0.94%)           2.00%         (1.44%)           637.45%
Year Ended October 31, 2004            $ 7,008         1.54%          (0.93%)           1.68%         (1.08%)           510.91%
Year Ended October 31, 2005            $ 8,806         1.48%          (0.77)%                (i)             (i)        442.04%
Year Ended October 31, 2006            $   719         1.30%(k)       (0.11%)(k)        1.33%(k)      (0.14%)(k)        389.34%
Year Ended October 31, 2007            $   516         1.28%          (0.46%)           1.29%         (0.46%)           334.26%
--------------------------------------------------------------------------------------------------------------------------------
INSTITUTIONAL CLASS SHARES
Period Ended October 31, 2004 (h)      $   234         1.30%          (0.83%)           1.54%         (1.07%)(g)        510.91%
Year Ended October 31, 2005            $ 1,737         1.23%          (0.55%)                (i)             (i)        442.04%
Year Ended October 31, 2006            $ 4,601         1.17%(k)       (0.29%)(k)        1.19%(k)      (0.31%)(k)        389.34%
Year Ended October 31, 2007            $ 4,736         1.21%          (0.39%)           1.22%         (0.39%)           334.26%
--------------------------------------------------------------------------------------------------------------------------------


(a)   Excludes sales charge.


(b)   Not annualized for periods less than one year.

(c)   Annualized for periods less than one year.

(d) During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

(e) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

(f) Net investment income (loss) is based on average shares outstanding during the period.

(g) For the period from October 1, 2003 (commencement of operations) through October 31, 2003.

(h) For the period from June 29, 2004 (commencement of operations) through October 31, 2004.


(i)   There were no fee reductions in this period.


(j) Includes reimbursement from the Investment Adviser which increased the total return by 0.11%.

(k)   Excludes reimbursement from the Investment Adviser.

(l)   The amount is less than $0.005.


                                                          LEADERSHIP SERIES | 51

SECTION 6 NATIONWIDE WORLDWIDE LEADERS FUND FINANCIAL HIGHLIGHTS


SELECTED DATA FOR EACH SHARE OF CAPITAL OUTSTANDING


----------------------------------------------------------------------------------------
                                                         INVESTMENT ACTIVITIES
----------------------------------------------------------------------------------------
                                                                       NET
                                                                  REALIZED
                                      NET ASSET          NET           AND
                                         VALUE,   INVESTMENT    UNREALIZED   TOTAL FROM
                                      BEGINNING       INCOME      GAINS ON   INVESTMENT
                                      OF PERIOD       (LOSS)   INVESTMENTS   ACTIVITIES
----------------------------------------------------------------------------------------
CLASS A SHARES
Year Ended October 31, 2003              $ 5.50     (0.02)            1.53         1.51
Year Ended October 31, 2004              $ 7.01      0.05             0.46         0.51
Year Ended October 31, 2005              $ 7.52     (0.02)            1.78         1.76
Year Ended October 31, 2006              $ 9.25      0.04             2.38         2.42
Year Ended October 31, 2007              $11.62          (j)          3.77         3.77
----------------------------------------------------------------------------------------
CLASS B SHARES
Year Ended October 31, 2003 (f)          $ 5.41     (0.04)            1.48         1.44
Year Ended October 31, 2004              $ 6.85          (j)          0.45         0.45
Year Ended October 31, 2005              $ 7.30     (0.05)            1.71         1.66
Year Ended October 31, 2006              $ 8.94     (0.02)            2.27         2.25
Year Ended October 31, 2007              $11.18     (0.07)            3.60         3.53
----------------------------------------------------------------------------------------
CLASS C SHARES
Year Ended October 31, 2003              $ 5.44     (0.06)            1.51         1.45
Year Ended October 31, 2004              $ 6.89          (j)          0.44         0.44
Year Ended October 31, 2005              $ 7.33     (0.05)            1.71         1.66
Year Ended October 31, 2006              $ 8.97     (0.01)            2.28         2.27
Year Ended October 31, 2007              $11.22     (0.07)            3.62         3.55
----------------------------------------------------------------------------------------
CLASS R SHARES
Period Ended October 31, 2003 (g)        $ 6.55     (0.01)            0.32         0.31
Year Ended October 31, 2004              $ 6.86      0.02             0.45         0.47
Year Ended October 31, 2005              $ 7.33     (0.03)            1.75         1.72
Year Ended October 31, 2006              $ 9.02      0.01             2.31         2.32
Year Ended October 31, 2007              $11.30          (j)          3.62         3.62
----------------------------------------------------------------------------------------
INSTITUTIONAL SERVICE CLASS SHARES
Year Ended October 31, 2003              $ 5.54          (j)          1.54         1.54
Year Ended October 31, 2004              $ 7.08      0.05             0.47         0.52
Year Ended October 31, 2005              $ 7.60     (0.01)            1.79         1.78
Year Ended October 31, 2006 (f)          $ 9.35      0.02             2.42         2.44
Year Ended October 31, 2007              $11.74      0.03             3.81         3.84
----------------------------------------------------------------------------------------
INSTITUTIONAL CLASS SHARES
Period Ended October 31, 2004 (i)        $ 7.23      0.02             0.35         0.37
Year Ended October 31, 2005              $ 7.60      0.01             1.80         1.81
Year Ended October 31, 2006              $ 9.37      0.07             2.40         2.47
Year Ended October 31, 2007              $11.78      0.03             3.84         3.87
----------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------
                                                 DISTRIBUTIONS
----------------------------------------------------------------------------------------------------------

                                            NET                                 NET ASSET
                                     INVESTMENT           TOTAL   REDEMPTION   VALUE, END           TOTAL
                                         INCOME   DISTRIBUTIONS         FEES    OF PERIOD   RETURN (a)(b)
----------------------------------------------------------------------------------------------------------
CLASS A SHARES
Year Ended October 31, 2003               --                --            --       $ 7.01          27.45%
Year Ended October 31, 2004               --                --            --       $ 7.52           7.28%
Year Ended October 31, 2005            (0.03)            (0.03)           --       $ 9.25          23.44%
Year Ended October 31, 2006            (0.05)            (0.05)           --       $11.62          26.22%
Year Ended October 31, 2007            (0.03)            (0.03)         0.01       $15.37          32.61%
----------------------------------------------------------------------------------------------------------
CLASS B SHARES
Year Ended October 31, 2003 (f)           --                --            --       $ 6.85          26.62%
Year Ended October 31, 2004               --                --            --       $ 7.30           6.57%
Year Ended October 31, 2005            (0.02)            (0.02)           --       $ 8.94          22.70%
Year Ended October 31, 2006            (0.01)            (0.01)           --       $11.18          25.22%
Year Ended October 31, 2007               --                --          0.01       $14.72          31.66%
----------------------------------------------------------------------------------------------------------
CLASS C SHARES
Year Ended October 31, 2003               --                --            --       $ 6.89          26.65%
Year Ended October 31, 2004               --                --            --       $ 7.33           6.39%
Year Ended October 31, 2005            (0.02)            (0.02)           --       $ 8.97          22.81%
Year Ended October 31, 2006            (0.02)            (0.02)           --       $11.22          25.19%
Year Ended October 31, 2007               --(j)             --          0.01       $14.78          31.73%
----------------------------------------------------------------------------------------------------------
CLASS R SHARES
Period Ended October 31, 2003 (g)         --                --            --       $ 6.86           4.73%
Year Ended October 31, 2004               --                --            --       $ 7.33           7.00%
Year Ended October 31, 2005            (0.03)            (0.03)           --       $ 9.02          23.33%
Year Ended October 31, 2006            (0.04)            (0.04)           --       $11.30          25.78%
Year Ended October 31, 2007            (0.02)            (0.02)         0.01       $14.91          32.16%
----------------------------------------------------------------------------------------------------------
INSTITUTIONAL SERVICE CLASS SHARES
Year Ended October 31, 2003               --                --            --       $ 7.08          27.80%
Year Ended October 31, 2004               --                --            --       $ 7.60           7.34%
Year Ended October 31, 2005            (0.03)            (0.03)           --       $ 9.35          23.48%
Year Ended October 31, 2006 (f)        (0.05)            (0.05)           --       $11.74          26.17%
Year Ended October 31, 2007            (0.04)            (0.04)         0.01       $15.55          32.84%
----------------------------------------------------------------------------------------------------------
INSTITUTIONAL CLASS SHARES
Period Ended October 31, 2004 (i)         --                --            --       $ 7.60           5.12%
Year Ended October 31, 2005            (0.04)            (0.04)           --       $ 9.37          23.81%
Year Ended October 31, 2006            (0.06)            (0.06)           --       $11.78          26.49%
Year Ended October 31, 2007            (0.05)            (0.05)         0.01       $15.61          33.01%
----------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
                                                                      RATIOS/SUPPLEMENTAL DATA
--------------------------------------------------------------------------------------------------------------------------------

                                                                                                     RATIO OF NET
                                                                           RATIO        RATIO OF       INVESTMENT
                                                                          OF NET        EXPENSES    INCOME (LOSS)
                                                                      INVESTMENT       (PRIOR TO        (PRIOR TO
                                    NET ASSETS         RATIO OF           INCOME      REIMBURSE-       REIMBURSE-
                                     AT END OF         EXPENSES        (LOSS) TO       MENTS) TO        MENTS) TO
                                        PERIOD       TO AVERAGE      AVERAGE NET     AVERAGE NET      AVERAGE NET      PORTFOLIO
                                       (000'S)   NET ASSETS (c)       ASSETS (c)   ASSETS (c)(d)    ASSETS (c)(d)   TURNOVER (e)
--------------------------------------------------------------------------------------------------------------------------------
CLASS A SHARES
Year Ended October 31, 2003            $34,889            1.67%          (0.47%)             (h)              (h)       689.06%
Year Ended October 31, 2004            $30,707            1.70%           0.53%         1.85%           0.38%          495.62%
Year Ended October 31, 2005            $32,404            1.69%          (0.26%)        1.94%          (0.50%)         352.57%
Year Ended October 31, 2006            $41,219            1.62%           0.42%         1.68%           0.36%          298.51%
Year Ended October 31, 2007            $61,525            1.58%           0.02%         1.58%           0.01%          257.25%
--------------------------------------------------------------------------------------------------------------------------------
CLASS B SHARES
Year Ended October 31, 2003 (f)        $    96            2.39%          (0.72%)             (h)              (h)       689.06%
Year Ended October 31, 2004            $   122            2.40%          (0.13%)        2.57%          (0.30%)         495.62%
Year Ended October 31, 2005            $   343            2.41%          (0.94%)        2.64%          (1.18%)         352.57%
Year Ended October 31, 2006            $   806            2.33%          (0.24%)        2.40%          (0.31%)         298.51%
Year Ended October 31, 2007            $ 2,209            2.32%          (0.79%)        2.32%          (0.79%)         257.25%
--------------------------------------------------------------------------------------------------------------------------------
CLASS C SHARES
Year Ended October 31, 2003            $    19            2.38%          (0.84%)             (h)              (h)       689.06%
Year Ended October 31, 2004            $    25            2.40%          (0.08%)        2.57%          (0.25%)         495.62%
Year Ended October 31, 2005            $   676            2.41%          (0.90%)        2.65%          (1.15%)         352.57%
Year Ended October 31, 2006            $ 3,795            2.32%          (0.26%)        2.40%          (0.33%)         298.51%
Year Ended October 31, 2007            $21,935            2.32%          (0.80%)        2.32%          (0.80%)         257.25%
--------------------------------------------------------------------------------------------------------------------------------
CLASS R SHARES
Period Ended October 31, 2003 (g)      $     1            1.87%          (1.05%)        1.97%          (1.15%)         689.06%
Year Ended October 31, 2004            $     1            1.96%           0.28%         2.12%           0.12%          495.62%
Year Ended October 31, 2005            $     1            1.75%          (0.33%)        1.75%          (0.34%)         352.57%
Year Ended October 31, 2006            $     2            1.92%           0.11%         1.98%           0.06%          298.51%
Year Ended October 31, 2007            $ 1,048            1.84%          (0.70%)        1.85%          (0.70%)         257.25%
--------------------------------------------------------------------------------------------------------------------------------
INSTITUTIONAL SERVICE CLASS SHARES
Year Ended October 31, 2003            $ 1,400            1.46%           0.12%              (h)              (h)       689.06%
Year Ended October 31, 2004            $ 1,373            1.65%           0.61%         1.80%           0.46%          495.62%
Year Ended October 31, 2005            $ 3,883            1.64%          (0.15%)        1.89%          (0.40%)         352.57%
Year Ended October 31, 2006 (f)        $    20            1.65%           0.15%         1.70%           0.11%          298.51%
Year Ended October 31, 2007            $    39            1.42%           0.17%         1.42%           0.17%          257.25%
--------------------------------------------------------------------------------------------------------------------------------
INSTITUTIONAL CLASS SHARES
Period Ended October 31, 2004 (i)      $     1            1.40%           0.72%         1.70%           0.42%          495.62%
Year Ended October 31, 2005            $     1            1.40%           0.04%         1.73%          (0.32%)         352.57%
Year Ended October 31, 2006            $     2            1.32%           0.72%         1.42%           0.62%          298.51%
Year Ended October 31, 2007            $     2            1.32%           0.26%         1.32%           0.26%          257.25%
--------------------------------------------------------------------------------------------------------------------------------

(a)   Excludes sales charge.

(b)   Not annualized for periods less than one year.

(c)   Annualized for periods less than one year.

(d) During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

(e) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

(f) Net investment income (loss) is based on average shares outstanding during the period.

(g) For the period from October 1, 2003 (commencement of operations) through October 31, 2003.

(h)   There were no fee reductions during the period.

(i) For the period from June 29, 2004 (commencement of operations) through October 31, 2004.

(j)   The amount is less than $0.005.


52 | LEADERSHIP SERIES

INFORMATION FROM NATIONWIDE FUNDS

Please read this Prospectus before you invest, and keep it with your records. The following documents -- which may be obtained free of charge -- contain additional information about the Funds:

o Statement of Additional Information (incorporated by reference into this Prospectus)

o Annual Reports (which contain discussions of the market conditions and investment strategies that significantly affected each Fund's performance)

o     Semiannual Reports

To obtain any of the above documents free of charge, to request other information about a Fund, or to make other shareholder inquiries, contact us at the address or number listed below.

To reduce the volume of mail you receive, only one copy of financial reports, prospectuses, other regulatory materials and other communications will be mailed to your household (if you share the same last name and address). You can call us at 800-848-0920, or write to us at the address listed below, to request (1) additional copies free of charge, or (2) that we discontinue our practice of mailing regulatory materials together.

If you wish to receive regulatory materials and/or account statements electronically, you can sign-up for our free e-delivery service. Please call 800-848-0920 for information.

FOR ADDITIONAL INFORMATION CONTACT:


BY REGULAR MAIL:


Nationwide Funds
P.O. Box 182205
Columbus, Ohio 43218-2205
614-428-3278 (fax)


BY OVERNIGHT MAIL:


Nationwide Funds
3435 Stelzer Road
Columbus, Ohio 43219


FOR 24-HOUR ACCESS:


800-848-0920 (toll free) Customer Service Representatives are available 8 a.m. - 9 p.m. Eastern Time, Monday through Friday. Call after 7 p.m. Eastern Time for closing share prices. Also, visit the Nationwide Funds' website at www.nationwidefunds.com.

INFORMATION FROM THE SECURITIES AND EXCHANGE COMMISSION (SEC)

You can obtain copies of Fund documents from the SEC

o     on the SEC's EDGAR database via the Internet at www.sec.gov;

o     by electronic request to publicinfo@sec.gov;


o in person at the SEC's Public Reference Room in Washington, D.C. (For their hours of operation,call 202-551-8090) or


o by mail by sending your request to Securities and Exchange Commission Public Reference Section, Washington, D.C.20549-0102 (The SEC charges a fee to copy any documents.)


The Trust's Investment Company Act File No.: 811-08495

The Nationwide framemark and ON YOUR SIDE are federally registered service marks of Nationwide Mutual Insurance Company. Nationwide Funds is a service mark of Nationwide Mutual Insurance Company.

(C)2008 Nationwide Funds Group. All rights reserved.                PR-LDRS 2/08